                                                                                        Investment Company Act No. 811-5186

                         As filed with the Securities and Exchange Commission on February 14, 2003
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                                                 SCHEDULE 14A INFORMATION
                     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

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                                                  American Skandia Trust

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Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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         1)  Title of each class of securities to which transaction applies:
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         2)  Aggregate number of securities to which transaction applies:
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         3) Per unit price or other  underlying  value of  transaction  computed  pursuant to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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         4)  Proposed maximum aggregate value of transaction:
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         5)  Total fee paid:
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[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing
for which the offsetting fee was paid previously.  Identify the previous filing by      registration statement number, or
the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
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         2)  Form, Schedule or Registration Statement No.:
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         3)  Filing Party:
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         4)  Date Filed:
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February 20, 2003

Dear Shareholder:

         We are writing to inform you that a Special Meeting of Shareholders  of the portfolios (the  "Portfolios")  of the
American  Skandia Trust (the "Trust")  will be held on April 3, 2003 at 10:00 a.m.  Eastern  Standard Time at One Corporate
Drive,  Shelton,  Connecticut  06484.  The Meeting has been called in order to vote on a number of important  issues.  As a shareholder of the Portfolios, you have the opportunity to voice your opinion on these matters.

         On December 19, 2002, Skandia Insurance Company Ltd., the parent of American Skandia,  Inc. ("ASI") entered into a stock purchase  agreement to sell ASI and all of ASI's businesses,  including  American Skandia  Investment  Services,  Inc
("ASISI"),  the investment advisor to the Portfolios,  to Prudential  Financial,  Inc.  ("Prudential") (the "Transaction").
Prudential,  located at 751 Broad Street,  Newark, New Jersey 07102,  serves retail and institutional  customers  worldwide and  includes The  Prudential  Insurance  Company of America,  one of the largest  life  insurance  companies in the United
States.  Consummation  of the  Transaction is subject to a number of  contingencies,  including  regulatory and shareholder approvals and other closing conditions.  ASI's goal is to close the Transaction during the second quarter of 2003.

         Because of the  Transaction,  it is necessary for the  shareholders of each of the Portfolios for which ASISI acts as investment manager,  including your Portfolio,  to approve a new investment  management agreement so that the management of each Portfolio can continue  uninterrupted after the Transaction,  because the current investment  management agreements will terminate  automatically  upon completion of the  Transaction.  In the event the  Transaction is not completed,  ASISI will continue to manage the Portfolios  pursuant to the current investment  management  agreements,  which will continue in full force and effect in accordance with their respective  terms.  The following  important facts about the Transaction are outlined below:

o        The  Transaction  will have no  effect  on the  number of  shares  you own,  the  value of those  shares,  or your
     Portfolio's investment objectives.
o        The investment  management fee applicable to your Portfolio under the new investment  management agreement will be the same as that currently in effect.
o        Your Fund's investment  management  agreement will be with ASISI and Prudential  Investments LLC as co-managers of your Portfolio.

o        The members of your  Portfolio's  Board,  including  those members who are not affiliated  with ASI or Prudential, have  carefully  reviewed  the  proposed  Transaction  and  unanimously  recommend  that  you vote in favor of the new investment management agreement.

You are also being asked to approve certain other matters, including the election of Trustees to serve on your
Portfolio's Board.  Each proposal is set forth in the enclosed Notice of Special Meeting of Shareholders.  Please take the time to read the enclosed materials.

We have enclosed a Question & Answer  document that discusses the proposals that require  shareholder  approval.  The Proxy
Statement  itself  provides  greater  detail  about  the  proposals,  why they are  being  made and how they  apply to your
Portfolio.  We urge you to please  take a moment to look over the  enclosed  materials  and cast your vote in favor of each proposal.  By voting your shares,  you will help us eliminate the possibility of additional  expenses incurred from further solicitation efforts.
Your vote is important to us.  Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope, or take advantage of the electronic voting procedures described in the
Proxy Statement and proxy cards.  It is important that we receive your vote as early as possible and no later than the time of the Meeting on April 3.

If you have any questions regarding the enclosed material or the execution of your vote, please call the Trust toll free at 1-800-SKANDIA.  We appreciate your time and continued commitment to the American Skandia Trust.

Sincerely,

Wade A. Dokken
Chief Executive Officer and Chairman of the Board
American Skandia Trust

                                                                                           [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                 IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we encourage you to read the fully text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote.  Your vote is important.

                                                           Questions & Answers
                                                           -------------------

Q:  Why am I receiving these proxy materials?
A: As a  shareholder  of one or more of the  Portfolios  of the American  Skandia  Trust,  you are being asked to vote on a variety  of  proposals  at a Special  Meeting  of  Shareholders  that will be held on April 3, 2003 at 10:00  a.m.  Eastern
Standard Time at One Corporate Drive, Shelton, Connecticut 06484.

Q:  What will I be asked to vote on?
A: You will be asked to approve a new investment  management  agreement for your  Portfolio,  to elect Trustees to serve on your Portfolio's Board of Trustees, and to approve changes in certain Portfolio fundamental investment restrictions.

Q:  What is happening between American Skandia and Prudential?
A: On December 19, 2002,  Skandia  Insurance  Company Ltd., the parent of American  Skandia,  Inc.  ("ASI")  entered into a stock purchase  agreement to sell ASI and all of ASI's businesses,  including  American Skandia  Investment  Services,  Inc
("ASISI"),  the investment advisor to the Portfolios,  to Prudential  Financial,  Inc.  ("Prudential") (the "Transaction").
Prudential,  located at 751 Broad Street,  Newark, New Jersey 07102,  serves retail and institutional  customers  worldwide and  includes The  Prudential  Insurance  Company of America,  one of the largest  life  insurance  companies in the United
States.  Consummation  of the  Transaction is subject to a number of  contingencies,  including  regulatory and shareholder approvals and other closing conditions.  ASI's goal is to close the Transaction during the second quarter of 2003.

Q:  Why am I being asked to vote on the proposed new investment management agreements?
A: Because of the  Transaction,  it is necessary for the  shareholders  of each of the  Portfolios  for which ASISI acts as investment manager,  including your Portfolio,  to approve a new investment  management agreement so that the management of each Portfolio can continue  uninterrupted  after the Transaction,  because the current  investment  management  agreements will terminate automatically upon completion of the Transaction.

The Investment  Company Act of 1940, which regulates  mutual funds in the United States such as your Portfolio,  requires a shareholder  vote to approve a new  investment  management  agreement  whenever  there is a "change of control" of a fund's investment  manager.  The  proposed  Transaction  will result in such a change of control of ASISI and  therefore  requires shareholder approval of a new investment management agreement.

Q:  How will the Transaction affect me as a fund shareholder?
A: Your Portfolio and its investment  objectives  will not change as a result of the  Transaction,  and you would still own the same shares in the same Portfolio.

Q:  Will the fees payable under the new investment management agreements increase as a result of the Transaction?

A: No; the investment  management  fee rate  applicable to your Portfolio  under the new  investment  management  agreement will be the same as that currently in effect.

Q:  How will the new investment management agreement differ from the current investment management agreement?

A: Your Portfolio's new investment  management  agreement will be with ASISI and Prudential  Investments LLC as co-managers of your Portfolio.

Q:  Why am I being asked to elect Trustees?
A: You are being  asked to elect as  Trustees  nominees  who  currently  serve as board  members of  registered  investment companies managed by Prudential Investments LLC or are employed by  Prudential-affiliated  companies in order to facilitate the  ability of ASISI and  Prudential  Investments  LLC as  co-managers  to provide  efficient  investment  services to the
Portfolios  and result in a Board  that is  familiar  both with the Trust and the  services  and  resources  of  Prudential
Investments  LLC.  In  addition,  one  current  Trustee,  John A.  Pileski,  is proposed  for  election  because he has not previously  been elected by  shareholders  of the Trust.  Three of the six current  Trustees  will not stand for  election.
The election of the nominees is contingent upon completion of the Transaction.

Q:  Why am I being asked to change Portfolio fundamental investment restrictions?

A: A Portfolio's  fundamental  investment  restrictions  may not be changed  without  shareholder  approval.  You are being asked to change the Portfolios'  fundamental investment  restrictions regarding lending and borrowing in order to implement an interfund  credit  facility that will allow the  Portfolios to lend money to, and borrow money,  from other  Portfolios.
Operation of the interfund  credit  facility is expected to be more  economical for the Portfolios  than current  borrowing from banks.

In  addition,  shareholders  of certain  Portfolios  will be asked to adopt  changes in the Funds'  fundamental  investment
restrictions   including   investment  in  single  issuer,  fund  diversification  and  reclassification  of  "fundamental"
restrictions as "non-fundamental".  These proposals are explained in detail in the Proxy Statement.

Q:  How do the board members of my Portfolio recommend that I vote?

A:  After  careful  consideration,  the board  members of your  Portfolio's  Board,  including  those  members  who are not affiliated with American Skandia or Prudential,  unanimously  recommend that you vote "FOR" each of the Proposals and "FOR"
each of the nominees to serve as a Trustee.

Q:  Will my Portfolio pay for this proxy solicitation?

A: No;  neither  you nor your  Portfolio  will bear any cost  associated  with this proxy  solicitation.  ASI has agreed to bear these costs.

Q:  How do I vote my shares?

A:  You may choose from one of the following options as described in more detail in the proxy statement and proxy card.

o  by mail, using the enclosed proxy card and postage paid return envelope;

o  through the Internet, using the website address on your proxy card and proxy statement; or

o  in person at the shareholder meeting.

Q:  Whom should I call for additional information about this proxy statement?
A:  Please call 1-800-SKANDIA.

                                                  AMERICAN SKANDIA TRUST
                                                    One Corporate Drive
                                                       P.O. Box 883
                                                Shelton, Connecticut 06484

                                        NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                        ------------------------------------------

                                                        To be held
                                                        ----------
                                                       April 3, 2003

To the Shareholders of the Portfolios of American Skandia Trust:

         Notice is hereby given that a Special Meeting of Shareholders of each series (the "Portfolios") of American
Skandia Trust (the "Trust"), will be held at One Corporate Drive, Shelton, Connecticut 06484 on April 3, 2003 at 10:00
a.m. Eastern Standard Time, or at such adjourned time as may be necessary to vote (the "Meeting"), for the following purposes:

         I.       For each  Portfolio,  to approve a new investment  management  agreement  between the Trust, on behalf of each Portfolio, and American Skandia Investment Services, Inc. and Prudential Investments LLC;

         II.      For each Portfolio, to approve the election of eight Trustees to the Trust's Board of Trustees;

         III.     For each Portfolio,  to approve changes in the Portfolios' fundamental investment restrictions concerning lending;

         IV.      For each Portfolio,  to approve changes in the Portfolios' fundamental investment restrictions concerning borrowing;

         V.       For  certain  Portfolios,  to approve  changes in the  Portfolios'  fundamental  investment  restrictions concerning investment in a single issuer.

         VI.      For certain Portfolios,  to approve changes in the Portfolios'  fundamental investment  restrictions with respect to diversification; and

         VII.     For  certain  Portfolios,  to  approve  reclassification  of  certain  Portfolio  fundamental  investment restrictions from "fundamental" to "non-fundamental".

         The matters referred to above are discussed in detail in the Proxy Statement attached to this Notice.  The Board of Trustees has fixed the close of business on February 3, 2003 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting.  Each share of the Portfolio is entitled to one vote on each proposal.

         You are cordially invited to attend the Meeting.  If you do not expect to attend, you are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose.
Alternatively, you may vote electronically as described in the Proxy Statement.  The enclosed proxy is being solicited on behalf of the Board of Trustees.

YOUR VOTE IS IMPORTANT.  IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR
VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER
HOW LARGE OR SMALL YOUR HOLDINGS MAY BE, OR TAKE ADVANTAGE OF THE ELECTRONIC VOTING PROCEDURES DESCRIBED IN THE PROXY
STATEMENT AND PROXY CARD.  YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO USE.  THEREFORE, BY APPEARING AT
THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE PROXY AND YOU CAN THEN VOTE IN PERSON.

                                                                       By order of the Board of Trustees

                                                                       Edward P. Macdonald
                                                                       Secretary
                                                                       American Skandia Trust

February 20, 2003

                                                      PROXY STATEMENT

                                                  AMERICAN SKANDIA TRUST
                                                    One Corporate Drive
                                                       P.O. Box 883
                                                Shelton, Connecticut 06484

                                         AST Strong International Equity Portfolio
                                     AST William Blair International Growth Portfolio
                                    AST American Century International Growth Portfolio
                                          AST DeAM International Equity Portfolio
                                              AST MFS Global Equity Portfolio
                                            AST PBHG Small-Cap Growth Portfolio
                                            AST DeAM Small-Cap Growth Portfolio
                                         AST Federated Aggressive Growth Portfolio
                                        AST Goldman Sachs Small-Cap Value Portfolio
                                           AST Gabelli Small-Cap Value Portfolio
                                            AST DeAM Small-Cap Value Portfolio
                                        AST Goldman Sachs Mid-Cap Growth Portfolio
                                       AST Neuberger Berman Mid-Cap Growth Portfolio
                                       AST Neuberger Berman Mid-Cap Value Portfolio
                                            AST Alger All-Cap Growth Portfolio
                                            AST Gabelli All-Cap Value Portfolio
                                       AST T. Rowe Price Natural Resources Portfolio
                                               AST Alliance Growth Portfolio
                                                 AST MFS Growth Portfolio
                                           AST Marsico Capital Growth Portfolio
                                      AST Goldman Sachs Concentrated Growth Portfolio
                                            AST DeAM Large-Cap Growth Portfolio
                                            AST DeAM Large-Cap Value Portfolio
                                      AST Alliance/Bernstein Growth + Value Portfolio
                                        AST Sanford Bernstein Core Value Portfolio
                                            AST Cohen & Steers Realty Portfolio
                                     AST Sanford Bernstein Managed Index 500 Portfolio
                                      AST American Century Income & Growth Portfolio
                                         AST Alliance Growth and Income Portfolio
                                           AST MFS Growth with Income Portfolio
                                           AST INVESCO Capital Income Portfolio
                                           AST DeAM Global Allocation Portfolio
                                     AST American Century Strategic Balanced Portfolio
                                       AST T. Rowe Price Asset Allocation Portfolio
                                          AST T. Rowe Price Global Bond Portfolio
                                            AST Federated High Yield Portfolio
                                         AST Lord Abbett Bond-Debenture Portfolio
                                                  AST DeAM Bond Portfolio
                                           AST PIMCO Total Return Bond Portfolio
                                         AST PIMCO Limited Maturity Bond Portfolio
                                                AST Money Market Portfolio

                                              SPECIAL MEETING OF SHAREHOLDERS
                                                        To be held
                                                       April 3, 2003

         This proxy  statement  and enclosed  form of proxy are being  furnished in  connection  with the  solicitation  of proxies by the Board of Trustees of American  Skandia Trust (the "Trust") for use at a special meeting of the  shareholders of the various  investment  portfolios of the Trust (each a "Portfolio" and  collectively  the  "Portfolios") to be held at
One Corporate  Drive,  Shelton,  Connecticut  06484 on April 3, 2003, at 10:00 a.m. Eastern Standard Time, (the "Meeting"),
or at any  adjournments  thereof,  for the purposes set forth in the  accompanying  Notice of Meeting (the  "Notice").  The first mailing of proxies and proxy statements to shareholders is anticipated to be on or about February 24, 2003.

Voting Matters

         You may vote by  indicating  voting  instructions  on the enclosed  proxy (or  proxies),  and  returning it in the envelope provided, or you may vote over the Internet by visiting  www.americanskandia.com,  looking for the "Vote" link and following the instructions  provided.  Voting  instructions  will be solicited  principally by mailing this Proxy Statement and its enclosures,  but proxies also may be solicited by telephone,  facsimile,  through  electronic means such as e-mail, or in person by officers or  representatives  of the Trust or American Skandia Life Assurance  Corporation  ("ASLAC").  The
Trust will forward proxy  materials to record  owners for any  beneficial  owners that such record owners may request.  The costs of the Meeting,  including  costs  related to preparing  and mailing this Proxy  Statement  will be borne by American
Skandia, Inc. ("ASI").

         The following table sets forth each Proposal, as well as the Portfolios that will vote on the Proposal.

               Proposal                   Portfolios
               --------                   ----------

I.       Approval of New Investment       All Portfolios
      Management Agreements

II.   Election of Seven Trustees          All Portfolios

III.  Approval of Changes to              All Portfolios
      Fundamental Investment
      Restrictions With Respect to
      Lending Activities of Portfolios

IV.   Approval of Changes to             All Portfolios
      Fundamental Investment
      Restrictions With Respect to
      Borrowing Activities of
      Portfolios

V.    Approval of Changes to              AST Alliance Growth and Income Portfolio, AST INVESCO Capital Income Portfolio and
      Fundamental Investment              AST Goldman Sachs Concentrated Growth Portfolio (the "Proposal V Voting
      Restrictions With Respect to        Portfolios")
      Investments in a Single Issuer

VI.   Approval of Changes to              AST Goldman Sachs Concentrated Growth Portfolio and AST Goldman Sachs Mid-Cap
      Fundamental Investment              Growth Portfolio (the "Proposal VI Voting Portfolios")
      Restrictions With Respect to
      Diversification

VII.  Approval of Reclassification of     AST Alliance Growth and Income Portfolio, AST INVESCO Capital Income Portfolio,
      Certain Fundamental Investment      AST Federated High Yield Portfolio, AST PIMCO Total Return Bond Portfolio, AST
      Restrictions from "Fundamental"     PIMCO Limited Maturity Bond Portfolio and AST Money Market Portfolio (the
      to "Non-fundamental"                "Proposal VII Voting Portfolios")

         The Annual Report of the Trust,  including  audited  financial  statements  for the fiscal year ended December 31,
2001,  and the  Semi-Annual  Report of the  Trust  for the  period  ended  June 30,  2002,  have  been  previously  sent to shareholders.  The Trust will furnish  additional copies of the Annual Report and Semi-Annual  Report to a shareholder upon request, without charge, by writing to the Trust at the above address or by calling 1-800-752-6342.

         Shareholders  of record at the close of business on February 3, 2003 (the  "Record  Date") are  entitled to notice of, and to vote at, the  Meeting.  Each  shareholder  is entitled to one vote for each full share.  As of the Record  Date, the shares of beneficial interest of the Portfolios outstanding, rounded to the nearest full share, were as follows:

                                              PORTFOLIO                                                        SHARES
                                              ---------                                                        ------

AST T. Rowe Price Asset Allocation Portfolio                                                                    20,818,412.176
AST T. Rowe Price Global Bond Portfolio                                                                         19,540,305.688
AST T. Rowe Price Natural Resources Portfolio                                                                    8,431,642.280
AST Marsico Capital Growth Portfolio                                                                            89,794,781.120
AST Federated High Yield Portfolio                                                                              70,036,804.810
AST Federated Aggressive Growth Portfolio                                                                        7,747,193.569
AST Lord Abbett Bond-Debenture Portfolio                                                                        16,367,757.337
AST Alger All-Cap Growth Portfolio                                                                              88,034,422.875
AST PIMCO Limited Maturity Bond Portfolio                                                                       98,454,646.862
AST PIMCO Total Return Bond Portfolio                                                                          185,963,135.993
AST Sanford Bernstein Managed Index 500 Portfolio                                                               48,756,488.585
AST Alliance/Bernstein Growth + Value Portfolio                                                                  4,274,870.681
AST Sanford Bernstein Core Value Portfolio                                                                      22,010,467.674
AST MFS Global Equity Portfolio                                                                                  7,481,676.346
AST MFS Growth Portfolio                                                                                        86,625,634.689
AST MFS Growth with Income Portfolio                                                                            11,553,638.622
AST PBHG Small-Cap Growth Portfolio                                                                             22,773,235.173
AST Goldman Sachs Concentrated Growth Portfolio                                                                 66,850,301.016
AST Goldman Sachs Mid-Cap Growth Portfolio                                                                      20,406,001.106
AST Goldman Sachs Small-Cap Value Portfolio                                                                     23,075,750.555
AST William Blair International Growth Portfolio                                                                41,726,805.918
AST Neuberger Berman Mid-Cap Value Portfolio                                                                    55,834,565.519
AST Neuberger Berman Mid-Cap Growth Portfolio                                                                   29,605,795.968
AST American Century Income & Growth Portfolio                                                                  26,620,740.258
AST American Century Strategic Balanced Portfolio                                                               16,024,891.860
AST American Century International Growth Portfolio                                                             36,997,958.147
AST Gabelli Small-Cap. Value Portfolio                                                                          39,876,934.868
AST Gabelli All-Cap Value Portfolio                                                                             13,771,095.411
AST Strong International Equity Portfolio                                                                       25,809,308.069
AST Alliance Growth Portfolio                                                                                   33,073,084.878
AST Alliance Growth and Income Portfolio                                                                        83,493,680.136
AST INVESCO Capital Income Portfolio                                                                            49,955,920.380
AST DeAM Global Allocation Portfolio                                                                            29,478,215.425
AST DeAM International Equity Portfolio                                                                         16,794,093.971
AST DeAM Small-Cap Growth Portfolio                                                                             55,334,201.990
AST DeAM Large Cap Value Portfolio                                                                              13,457,976.116
AST DeAM Large Cap Growth Portfolio                                                                              9,585,451.486
AST DeAM Small Cap Value Portfolio                                                                               1,653,220.146
AST DeAM Bond Portfolio                                                                                         12,043,272.444
AST Cohen & Steers Realty Portfolio                                                                             17,190,421.199
AST Money Market Portfolio                                                                                   2,747,749,485.170

         As of the Record Date, to the  knowledge of the Trust there is no  beneficial  owner of more than 5% of the shares of any  Portfolio  of the Trust.  Collectively,  the  Trustees  and  officers  of the Trust own less than 1% of the Trust's outstanding shares.

         Currently,  the Portfolios serve as underlying  variable  investment  options for variable  annuity  contracts and variable  life  insurance  policies  ("Variable  Contracts")  issued by two life  insurance  companies  -- ASLAC and Kemper
Investors Life Insurance Company (the "Participating  Insurance  Companies").  As of the Record Date, more than 95% of each
Portfolio's  shares were  legally  (rather  than  beneficially)  owned by ASLAC.  ASLAC holds  assets  attributable  to its
Variable  Contracts  obligations  in ASLAC  Variable  Account  B, ASLAC  Variable  Account Q and ASLAC  Variable  Account F
(collectively,  for purposes of this Proxy Statement,  "ASLAC Variable Accounts"), each of which, except for ASLAC Variable
Account Q, is an  investment  company  registered  as such  under the  Investment  Company  Act of 1940,  as  amended  (the
"Investment  Company  Act").  ASLAC  Variable  Accounts  are  comprised  of  various  sub-accounts,  each of which  invests exclusively  in a mutual fund or in a portfolio  of a mutual  fund.  The  Participating  Insurance  Companies  will solicit voting  instructions  from variable annuity  contract owners who  beneficially  own shares of a Portfolio  through separate accounts of the Participating  Insurance  Companies as of the Record Date (the  "Contractowners").  Because  Contractowners
are  indirectly  invested in the  Portfolios  through  their  contracts  and have the right to instruct  the  Participating
Insurance  Companies how to vote shares of the  Portfolios  on all matters  requiring a  shareholder  vote,  Contractowners should consider themselves shareholders of the Portfolios for purposes of this Proxy Statement.

         All shares of each Portfolio held by the Contractowners will be voted by the Participating  Insurance Companies in accordance  with voting  instructions  received from such  Contractowners  with respect to each proposal being presented to them as set forth in the Notice.  Proxies  submitted  without voting  instructions  for any such proposal will be voted FOR the proposal.  The  Participating  Insurance  Companies are entitled to vote shares for which no proxy is received and will vote such shares in the same proportion as the votes cast by their Contractowners on the proxy issues presented.

Management of the Portfolios

         American Skandia  Investment  Services,  Inc. ("ASISI" or the "Investment  Manager") is the investment manager for all the  Trust's  Portfolios.  ASISI has served as  investment  manager of the Trust  since  1992 and  currently  serves as investment  manager to a total of 72  investment  company  portfolios.  ASISI is a wholly owned  subsidiary  of ASI. ASI is also the owner of ASLAC and American  Skandia  Marketing,  Incorporated  ("ASM"),  which is the  principal  underwriter  of
ASLAC's  Variable  Contracts.  The  principal  offices of ASISI,  ASI,  ASLAC and ASM are located at One  Corporate  Drive,
Shelton,  Connecticut  06484.  ASI is indirectly  owned by Skandia  Insurance  Company Ltd. (publ)  ("SICL"),  an insurance company organized under the laws of the kingdom of Sweden, located at Sveavagen 44, S-103, Stockholm, Sweden.

         ASISI serves as Investment Manager to the Portfolios pursuant to investment  management  agreements with the Trust with respect to each Portfolio (the "Investment  Management  Agreements").  The Investment  Management  Agreements  provide that ASISI will furnish each Portfolio with investment  advice and  administrative  services  subject to the supervision of the Board of  Trustees  and in  conformity  with the stated  policies  of the  applicable  Portfolios.  In the case of each
Portfolio,  the Investment Management Agreement also provides,  among other things, that in carrying out its responsibility to supervise and manage all aspects of the  Portfolio's  operations  including the executive,  administrative,  accounting, custody,  transfer agency and shareholder  servicing services that are deemed advisable by the Trustees,  ASISI may engage, subject  to  approval  of the Board of  Trustees  of the Trust  (the  "Board"  or  "Trustees")  and,  where  required,  the shareholders  of the Portfolio,  a sub-advisor  to provide  advisory  services to the Portfolio.  ASISI may delegate to the sub-advisor the duty,  among other things,  to formulate and implement the Portfolio's  investment  program,  including the duty to determine what issuers and securities will be purchased for or sold from the Portfolio.

         The Trust has obtained an exemption  from the Securities and Exchange  Commission  that permits ASISI,  subject to approval by the Board of Trustees of the Trust, to enter into new  sub-advisory  agreements  with one of more  sub-advisors or to change  sub-advisors,  without  obtaining  shareholder  approval of the changes.  This exemption (which is similar to exemptions  granted to other  investment  companies  that are  organized  in a similar  manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the Trustees.

         In accordance  with this  provision for delegation of authority,  ASISI has entered into a sub-advisory  agreement with respect to each  Portfolio,  pursuant to which the above  duties have been  delegated  by ASISI to a  sub-advisor  who receives  compensation  for its  services  from  ASISI  out of the  investment  management  fee  ASISI  receives  from each
Portfolio; the sub-advisors do not receive compensation directly from any Portfolio.

         The  Administrator  of the  Portfolios  is PFPC Inc.,  a Delaware  corporation  located at 103  Bellevue  Parkway,
Wilmington, Delaware 19809.

Acquisition of ASI by Prudential Financial, Inc.

         On December 19, 2002, SICL entered into a stock purchase  agreement (the "Purchase  Agreement") to sell 90% of ASI and  all of  ASI's  businesses,  including  ASISI,  to  Prudential  Financial,  Inc.  ("Prudential"  or  "Purchaser")  (the
"Transaction")  for $1.265  billion.  The remaining 10% interest in ASI and its business will be retained by SICL,  subject to certain SICL rights to require  Prudential to purchase its remaining  interest and certain Prudential rights to purchase such remaining interest from SICL on demand.  Prudential,  751 Broad Street,  Newark,  New Jersey 07102,  serves retail and institutional  customers  worldwide  and  includes The  Prudential  Insurance  Company of America,  one of the largest life insurance  companies in the U.S. Prudential  companies offer a variety of products and services,  including life insurance, property and casualty  insurance,  mutual funds,  annuities,  pension and retirement  related services and  administration, asset  management,  securities  brokerage,  banking and trust  services,  real estate  brokerage  franchises and relocation services.  The Prudential  companies had approximately  $557 billion in total assets under management and administration as of September 30, 2002.  Consummation  of the  Transaction  is subject to a number of  contingencies,  including  receipt of regulatory and shareholder  approvals and  satisfaction of other closing  conditions.  The goal of ASI and Prudential is to complete  the  Transaction  during the second  quarter of 2003 (the  "Closing").  Under the Purchase  Agreement,  among the other  conditions to  Prudential's  obligations to complete the  Transaction is the condition  that  shareholder  approvals shall have been  received  and shall be in full force and effect  with  respect to  investment  companies  (and each series thereof)  registered as investment  companies  under the  Investment  Company Act for which ASI or any of its  subsidiaries acts as investment  advisor,  administrator or sub-advisor  having not less than 75% of such funds' assets under management as of the consummation date of the Transaction.

         ASISI does not expect that the Trust's  operations  will be  materially  affected,  at least  immediately,  by the
Transaction.  ASISI does not currently  anticipate that there will be any immediate changes in the sub-advisors  engaged by the Trust in connection  with the  Transaction.  ASI and  Prudential  are beginning the process of evaluating  capabilities across the ASI and  Prudential  companies,  including  ASISI,  and,  where  appropriate,  considering  changes  designed to maximize investment and operations  capabilities and achieve expense and resource  efficiencies to be implemented following the Transaction.

Summary of Proposals

         Shareholders  of the  Portfolios  are being asked to  consider  and vote on the seven  Proposals  set forth in the
Notice and  described in more detail below.  As described  above under "Voting  Matters",  some of the Proposals  relate to some, but not all, Portfolios.
o        Under  Proposal I, the  shareholders  of each  Portfolio  are being asked to approve a new  investment  management agreement  between the Trust,  on behalf of the  Portfolios,  and ASISI,  and Prudential  Investments  LLC ("PI"),  as
     co-managers.  If approved by the  shareholders  of each  Portfolio,  the new  investment  management  agreement  would provide for the  uninterrupted  management  of each  Portfolio  after the  Transaction,  because the separate  current
     Investment  Management  Agreement for each Portfolio with ASISI will terminate  automatically  upon  completion of the
     Transaction.
o        Under  Proposal II, the  shareholders  of each  Portfolio are being asked to elect eight  Trustees to the Board of
     Trustees of the Trust to serve until their respective successors have been elected and qualified (the "Nominees").
o        Under  Proposal III, the  shareholders  of each Portfolio are being asked to approve  changes to each  Portfolio's fundamental  investment  restriction  with  respect to the lending  activities  of the  Portfolios  that would allow a
     Portfolio to lend money  directly to another  Portfolio.  Currently,  each  Portfolio  is permitted to lend  portfolio securities to certain borrowers pursuant to the Trust's  securities  lending program.  It is proposed that the current fundamental  investment  restriction be broadened to explicitly allow the lending of money between Portfolios in order to implement the operation of an interfund  credit facility  pursuant to which the Portfolios could lend money to each other (the "Interfund Credit Facility").  If approved by the shareholders of a Portfolio,  the fundamental  investment restriction would be amended to allow such interfund  lending of money in addition to the lending  activities that are permissible under the current fundamental investment restriction.
o        Under  Proposal IV, the  shareholders  of each  Portfolio are being asked to approve  changes to each  Portfolio's fundamental  investment  restriction  with respect to the borrowing  activities of the  Portfolios  that would allow a
     Portfolio  to borrow  money from  another  Portfolio.  Currently,  each  Portfolio  is  permitted  to borrow money for temporary  or  emergency  purposes  only from banks or other  persons as  permitted  by  applicable  law.  In order to implement the operation of the  Interfund  Credit  Facility,  it is proposed that the current  fundamental  investment restriction be broadened to explicitly  allow a Portfolio to borrow money from another  Portfolio.  If approved by the shareholders of a Portfolio,  the fundamental investment restriction would be amended to allow such borrowing of money from other Portfolios in addition to the borrowing  arrangements  that are permissable  under the current  fundamental investment restriction.
o        Under Proposal V, the shareholders of each of the Proposal V Voting  Portfolios are being asked to approve changes to each Proposal V Voting Portfolio's  fundamental investment restriction with respect to investment by a Portfolio in a single issuer.  It is proposed that these fundamental  investment  restrictions be amended in order to implement the operation  of a cash sweep and  securities  lending  cash  collateral  management  program  to invest the  Portfolios'
     uninvested cash and securities  lending cash collateral in affiliated  unregistered  and registered money market funds
     (the  "Cash  Sweep and  Securities  Lending  Cash  Collateral  Management  Program").  Pursuant  to the Cash Sweep and
     Securities Lending Cash Collateral  Management Program, a Portfolio is expected to be permitted to invest up to 25% of its total assets in such money market  funds  utilized as  investment  vehicles  under the Program (the "Money  Market
     Funds").  If approved by the  shareholders of a Proposal V Voting  Portfolio,  the applicable  fundamental  investment restriction  would be amended to allow,  among other  things,  investment  by the  Portfolio in the Money Market Funds pursuant to the Cash Sweep and Securities Lending Cash Collateral Program.

o    Under Proposal VI, the shareholders of the AST Goldman Sachs Concentrated  Growth Portfolio will be asked to approve a change in the Portfolio's  fundamental  investment restriction with respect to diversification such that the Portfolio will be changed from a "diversified" fund to a  "non-diversified"  fund, as defined in the Investment Company Act, and the  shareholders  of the AST  Goldman  Sachs  Mid-Cap  Growth  Portfolio  will be asked to  approve  a change  in the
     Portfolio's  fundamental  investment  restriction  with respect to  diversification  such that the  Portfolio  will be changed from a  "non-diversified"  fund to a  "diversified"  fund,  as defined in the  Investment  Company Act.  These changes are proposed in order to accommodate the manner in which the Portfolios'  current  sub-advisor,  Goldman Sachs
     Asset Management, proposes to manage each Portfolio.

o    Under  Proposal VII, the  shareholders  of each of the Proposal VII Voting  Portfolios  are being asked to approve the reclassification of certain fundamental investment  restrictions from "fundamental" to "non-fundamental".  Fundamental investment restrictions may not be changed without shareholder approval while non-fundamental  investment restrictions may be changed  (or  eliminated)  by the  Trustees  without  shareholder  approval.  In  certain  cases,  the  current fundamental restrictions proposed for reclassification reflect regulatory, business or industry conditions,  practices or  requirements  that are no longer in effect.  In other cases,  the current  fundamental  restrictions  proposed for reclassification  reflect  limitations  adopted by a  Portfolio's  sub-advisor  with respect to other funds  similarly managed by the  sub-advisor.  In some cases,  the  fundamental  restrictions  reflect  requirements  of the Investment
     Company Act that would continue to apply to the subject  Portfolios even if the current  restrictions  are eliminated.
     In each case,  however,  the  Investment  Company Act does not require a  fundamental  investment  restriction.  Thus, reclassification of these fundamental investment  restrictions would reduce administrative burdens associated with the restriction and provide additional  flexibility to pursue investment  policies consistent with current law without the significant delay and expense to the Portfolios of soliciting for shareholder approval.

                                                        PROPOSAL I

                                       APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

         Shareholders of each of the Portfolios are being asked to approve a new Investment  Management Agreement (the "New
Agreement")  between  the Trust,  on behalf of each  Portfolio,  and ASISI,  and PI, as  co-managers.  Approval  of the New
Agreements is sought so that the management of each Portfolio can continue  uninterrupted  after the  Transaction,  because the current Investment  Management  Agreements (the "Current  Agreements") will terminate  automatically upon completion of the Transaction.

         The goal of ASI and Prudential is to complete the Transaction  during the second quarter of 2003 but  satisfaction of necessary closing conditions,  including,  among other things, obtaining required regulatory approvals,  could defer the completion  date. As a result of the  Transaction,  ASI will become an indirectly  owned  subsidiary of  Prudential.  ASISI will remain a direct  wholly owned  subsidiary of ASI.  Under the  Proposal,  PI would act as a co-manager of the Trust and each Portfolio with ASISI.  As co-manager,  PI would provide  supervision  and oversight of ASISI's  investment  management responsibilities  with respect to the Trust.  As provided in the New  Agreement,  PI would be  accountable to the Board for the  performance  of its duties as  co-manager.  PI expects to also provide  integration  planning and related  services to
ASISI.  In this regard,  Prudential  may decide at a later date to integrate  the separate  legal  entities of PI and ASISI into a single entity at which time the surviving  investment  advisor would be responsible for providing  services formerly provided by ASISI and PI and, in return, would receive fees formerly received under the New Agreement by ASISI.

         The change of ownership of ASISI  resulting from the Transaction  will be deemed under the Investment  Company Act to be an assignment of the Current  Agreements.  The Current  Agreements  provide for their automatic  termination  upon an assignment.  Accordingly,  the New Agreement is proposed for approval by  shareholders  of each  Portfolio.  The single New
Agreement  would  replace the  separate  Current  Agreement  for each  Portfolio,  subject to approval of such  Portfolio's shareholders.  The form of the New Agreement is attached as Exhibit A to this Proxy  Statement and the  description  of its terms in this section is qualified in its entirety by reference to Exhibit A.

         Exhibit B attached hereto  reflects the date of each Current  Agreement,  the rate of  compensation  paid to ASISI with  respect to each  Portfolio,  and the  aggregate  amount of ASISI's fee with  respect to each  Portfolio  for the last fiscal year.  Each Current  Agreement was last approved by the Board on April 11, 2002 at an in-person  meeting  called for the purpose of considering the annual re-approval of the Current Agreements.

         The rate of  compensation  paid by each Portfolio  under the New Agreement will be the same as the rate paid under the Portfolio's  Current  Agreement.  Neither ASISI nor PI anticipate that the Transaction  will cause any reduction in the nature,  scope or quality of services now provided to any  Portfolio by ASISI  pursuant to the Current  Agreement  for such
Portfolio or have any adverse effect on ASISI's ability to fulfill its obligations to the Portfolios.

         Terms of the Current  Agreements.  Each Current  Agreement  provides that ASISI will furnish each  Portfolio  with investment  advice and certain  administrative  services with respect to the applicable  Portfolio's  assets subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio.

         In the case of each  Portfolio,  the Current  Agreement  provides,  among other  things,  that in carrying out its responsibility  to supervise and manage all aspects of the Portfolio's  operations,  ASISI may engage,  subject to approval of the Board of Trustees of the Trust and, where  required,  the  shareholders  of the Portfolio,  a sub-advisor to provide advisory  services to the Portfolio.  ASISI may delegate to the sub-advisor the duty, among other things,  to formulate and implement  the  Portfolio's  investment  program,  including  the duty to  determine  what issuers and  securities  will be purchased  for or sold from the  Portfolio.  In accordance  with this  provision  for  delegation  of authority,  ASISI has entered into a separate  sub-advisory  agreement  with respect to each  Portfolio,  pursuant to which the above duties have been  delegated by ASISI to a  sub-advisor  who receives  compensation  for its services  from ASISI out of the  investment management  fee ASISI  receives  from each  Portfolio;  the  sub-advisors  do not receive  compensation  directly  from any
Portfolio.

         Each Current Agreement  provides that neither ASISI nor its personnel shall be liable for any error of judgment or mistake of law or for any act of omission in the  administration  or management  of the  applicable  Portfolio,  except for willful  misfeasance,  bad faith or gross  negligence  in the  performance  of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Current Agreement.

         Each Current  Agreement will continue in effect from year to year,  provided it is approved at least annually by a vote of the majority of the Trustees who are not parties  thereto or interested  persons of any such party,  cast in person at a meeting  specifically  called  for the  purpose  of voting on such  approval,  or by the vote of the  majority  of the outstanding  voting securities of each Portfolio.  Each Current Agreement may be terminated  without penalty on sixty days'
written  notice by vote of a majority of the Board of Trustees or by ASISI,  or by holders of a majority of the  applicable
Portfolio's  outstanding shares, and will automatically  terminate in the event of its "assignment" as that term is defined in the Investment Company Act.

         New  Agreement.  At a meeting  of the  Board  held in person  on  January  24,  2003  called  for the  purpose  of considering the approval of the New Agreement,  the New Agreement was unanimously  approved by the Board,  including all of the Trustees  who are not  interested  parties to the New  Agreement or  interested  persons of such parties  ("Independent
Trustees").  The New  Agreement,  as  approved  by the  Board,  is  submitted  for  approval  by the  shareholders  of each
Portfolio.  The New Agreement must be voted upon separately by the shareholders of each Portfolio.

         If the New Agreement is approved by the shareholders of a Portfolio,  it will take effect as to such Portfolio and replace such Portfolio's  Current Agreement upon the closing of the Transaction.  Subject to earlier  termination,  the New
Agreements  then will remain in effect  through March 31, 2005,  and will continue from year to year  thereafter,  provided that such  continuance is approved  annually with respect to each Portfolio (i) by the Board or by the vote of the majority of the  outstanding  voting  securities  of the  particular  Portfolio,  and,  in either  case,  (ii) by a majority  of the
Independent Trustees.

         In brief, the New Agreement specifically provides that:

         o ASISI and PI  jointly  will  administer  each  Portfolio's  business  affairs  and  supervise  each  Portfolio's investments.  Subject  to Board  approval,  ASISI and PI may select  and  employ  one or more  sub-advisors  for a
         Portfolio,  who will have primary  responsibility  for determining  what  investments the Portfolio will purchase, retain and sell;

         o Subject to Board approval,  ASISI and PI may reallocate a Portfolio's  assets among  sub-advisors  including (to the extent legally permissable) affiliated sub-advisors, consistent with the Portfolio's investment objectives;

         o ASISI and PI (or a sub-advisor,  acting under ASISI and PI's  supervision)  will select brokers to effect trades for a Portfolio (which broker may be an affiliate); and

         o Each  Portfolio  will pay advisory fees under its New Agreement at the same advisory fee rate  currently paid by such Portfolio under the Current Agreement.

         Among other things,  the New Agreement  clarifies  that ASISI and PI may appoint  multiple  sub-advisors  for each
Portfolio and reallocate the Portfolios'  assets among the multiple  sub-advisors so appointed upon Board approval only and without seeking  shareholder  approval.  For example,  this means that a Portfolio that has allocated 100% of its assets to one  sub-advisor  would be able to change the allocation to 50% to the  sub-advisor  and 50% to a second  existing or newly appointed  sub-advisor with Board approval,  but without getting shareholder  approval.  Alternatively,  if a Portfolio has allocated  50% of its assets to each of two  sub-advisors,  it would be able to change the  allocation to 75% of its assets to one  sub-advisor  and 25% to the other  sub-advisor  without seeking  shareholder  approval.  Although the New Agreement specifically  provides for re-allocation of assets among  sub-advisors,  the Trust has historically taken the position that multiple  sub-advisors  may be  engaged  for each  Portfolio  and that the Trust  can  re-allocate  assets in this  manner.
However,  the Board  believes that  clarifying  this matter in the investment  management  agreement at this time is in the best interests of the shareholders.

         In addition,  PI will consider,  where  appropriate,  recommending  the appointment of affiliated  sub-advisors to manage all or a segment of a Portfolio, subject to Board and shareholder approval requirements.

         Pursuant to the current  sub-advisory  agreements (the "Current  Sub-Advisory  Agreements")  between ASISI and the sub-advisors,  as noted above,  day-to-day management of each Portfolio is carried out by each sub-advisor engaged by ASISI under its direct supervision.  Similar to the Current Agreements,  each Current  Sub-Advisory  Agreement will automatically terminate  at the closing of the  Transaction  as a result of its  "assignment",  and in  accordance  with the terms of the
Current  Agreements  which  provide  for  termination  of each  Current  Sub-Advisory  Agreement  upon  termination  of its corresponding Current Agreement.  If the New Agreement is approved by shareholders,  new sub-advisory  agreements (the "New
Sub-Advisory  Agreements") will take effect upon closing of the Transaction.  The New Sub-Advisory  Agreements will reflect the  changes  made in the New  Agreement.  Shareholders  will  receive  information  statements  within  ninety  (90)  days following the closing of the Transaction regarding the New Sub-Advisory Agreements.

         The New  Agreement  and the  Current  Agreements  do not have  identical  provisions  relating  to PI's or ASISI's liability  to a Portfolio  if the  Portfolio  should  suffer a loss in  connection  with the  performance  of their  duties thereunder.  Each Current  Agreement  provides that ASISI will be liable (jointly and severally) to a Portfolio only in the event of  ASISI's  willful  misfeasance,  gross  negligence,  bad faith,  or  reckless  disregard  of its  duties.  The New
Agreement also provides that ASISI or PI will be liable to a Portfolio for a loss resulting from willful  misfeasance,  bad faith,  gross  negligence or reckless  disregard of their  respective  duties and obligations as co-managers.  In addition, the New  Agreement  states  that PI or ASISI may be liable for a breach of its  fiduciary  duty to a  Portfolio,  up to the amount of the  Portfolio's  actual  damages and not to exceed the  advisory fee  previously  paid by the  Portfolio  over a certain period.  The Current Agreements do not limit ASISI's liability to the Portfolios in this manner.

         Any  investment  program  undertaken  by ASISI  pursuant to each New  Agreement,  as well as any other  activities undertaken  by ASISI on  behalf  of the  applicable  Portfolio  pursuant  thereto,  shall at all  times be  subject  to any directives  of the Board.  This  proposal to approve the New  Agreement  seeks no increase in advisory  fees for any of the
Portfolios.

         Information about ASISI. ASISI is a Connecticut  corporation  organized in 1991 and is registered as an investment adviser with the  Securities  and Exchange  Commission.  Prior to April 7, 1995,  ASISI was known as American  Skandia Life
Investment  Management,  Inc. ASISI furnishes each Portfolio with  investment  advice and certain  administrative  services with respect to the applicable  Portfolio's  assets  subject to the  supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio.

         ASISI may engage,  subject to approval of the Board and, where  required,  the  shareholders  of the Portfolio,  a sub-advisor to provide  advisory  services to the Portfolio.  ASISI may delegate to the sub-advisor  the duty,  among other things,  to formulate and implement the Portfolio's  investment  program,  including the duty to determine what issuers and securities  will be  purchased  for or sold from the  Portfolio.  In  accordance  with this  provision  for  delegation  of authority,  ASISI has entered into a  sub-advisory  agreement with respect to each  Portfolio,  pursuant to which the above duties  were  delegated  by ASISI to a  sub-advisor  who  receives  compensation  for its  services  from  ASISI out of the investment  management fee ASISI receives from each Portfolio;  the sub-advisors do not receive compensation  directly from any Portfolio.

         ASISI is a  wholly-owned  subsidiary  of  American  Skandia,  Inc.  ASI is also the owner of ASLAC and ASM,  which serves as the principal  underwriter of ASLAC Variable  Contracts.  The principal  offices of ASISI, ASI, ASLAC and ASM are located at One Corporate Drive, Shelton, Connecticut 06484.  ASI is indirectly owned by SICL.

         The table  below  lists the name and  principal  occupation  of the  officers  of ASISI who are also  officers  or
Trustees of the Trust.  The address of each person is One  Corporate  Drive,  Shelton,  Connecticut  06484.  Wade A. Dokken
serves as both CEO of ASISI and Board Chairman of the Trust.  John Birch,  Richard G. Davy, Jr.,  Edward P.  Macdonald,  J.
David Greenwald and Scott H. Rhodes serve as officers of ASISI and the Trust.

Name                                        Position and Principal Occupation with ASISI
Wade A. Dokken                              Chief Executive Officer
John Birch                                  Senior Vice President & Chief Operating Officer
Richard G. Davy, Jr.                        Vice President
Edward P. Macdonald                         Chief Counsel and Anti-Money Laundering Officer
J. David Greenwald                          Director of Mutual Fund Operations
Scott H. Rhodes                             Mutual Fund Controller

         Interests  of Officers and Trustees in the  Transaction.  Certain  officers and Trustees of the Trust who are also officers or  employees of ASISI may have  interests in the  Transaction  arising out of certain  benefit  programs in which they  participate.  Previously  granted  stock  options  and  phantom  stock  options  issued by SICL to such  officers  or employees of ASISI that have not yet vested will become  vested on the earlier of their  ordinary  vesting date or the date that is twelve  months  following  the closing of the  Transaction,  and shall  remain  exercisable  until the date that is eighteen months  following the closing of the  Transaction.  Additionally,  certain  officers or employees of ASISI who are also officers or Trustees of the Trust may  participate  in an employee long term  appreciation  plan,  which will vest and become payable upon the closing of the  Transaction.  In connection  with the closing of the  Transaction,  an affiliate of
ASISI also may make bonus  payments to certain  officers  or  employees  of ASISI who are also  officers or Trustees of the
Trust.

         Certain of the Trust's  officers and Trustees  who are  officers or  employees of ASISI  participate  in severance plans or have entered into  agreements  with ASISI or its affiliates  that provide for enhanced  severance  benefits in the event  that they are  terminated  in  connection  with or  following  the  closing of the  Transaction.  Such  officers  or employees  of ASISI would also be  eligible  for  continuation  of certain  benefits  during the  severance  pay and salary continuation  periods.  In addition,  Wade A. Dokken,  Chief Executive Officer of ASISI and Chairman of the Board, has been informed that following the completion of the  Transaction,  he will assume a senior position with  Prudential's  Insurance
Division's Office of Strategic Planning.

         Exhibit C attached  hereto  reflects  other funds for which ASISI serves as  investment  adviser  having a similar investment  objective to certain  Portfolios of the Trust, and indicates the assets of such other funds and ASISI's rate of compensation  for serving as  investment  adviser for such other  funds.  ASM, an affiliate  of ASISI,  receives  brokerage commissions  in  connection  with the purchase and sale of  securities  held by the  Portfolios.  For the fiscal year ended
December  31,  2002,  such  commissions  totaled  $7,904,358.90,  which  was  14.68%  of the  Trust's  aggregate  brokerage commissions paid during the fiscal year ended December 31, 2002.

         Information  about PI. PI serves as manager to the  investment  companies  that  comprise  the  Prudential  mutual funds. As of September 30, 2002, PI managed and/or administered  open-end and closed-end  management  investment  companies with assets of approximately $84.4 billion.

         PI is a  wholly-owned  subsidiary of PIFM HoldCo,  Inc.,  which is a wholly-owned  subsidiary of Prudential  Asset
Management  Holding Company,  which is a wholly-owned  subsidiary of Prudential.  The address of PI, PIFM HoldCo and PAMHCO is Gateway Center Three, 100 Mulberry  Street,  Newark,  NJ 07102.  The address of Prudential is 751 Broad Street,  Newark,
NJ 07102.

         The table below lists the name and principal  occupation  of the officer in charge and the senior  officers of PI.
The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

Name                                        Position and Principal Occupation with PI
Judy A. Rice                                 Officer in Charge and President, Chief Executive Officer & Chief Operating
                                            Officer
Robert F. Gunia                             Executive Vice President & Chief Administrative Officer
William V. Healey                           Executive Vice President, Chief Legal Officer & Secretary
Kevin B. Osborn                             Executive Vice President
Stephen Pelletier                           Executive Vice President
Lynn M. Waldvogel                           Executive Vice President
Keitha L. Kinne                             Senior Vice President
Marguerite E. H. Morrison                   Senior Vice President
Grace C. Torres                             Senior Vice President

         PI manages fund  investments  and  determines  the  composition  of the assets of fund  portfolios,  including the purchase,  retention or sale of the  securities  and cash  contained in the  portfolios.  PI (or a  sub-advisor  under PI's supervision)  is responsible  for the selection of brokers and dealers  (which may be affiliates of PI or the  sub-advisor)
to effect  all  transactions,  and is  authorized  to pay higher  commissions  in order to receive  research  services.  PI performs  administrative  services for the funds it manages and furnishes each fund with statistical information concerning its investments.  In general, each fund bears its own expenses pursuant to the appropriate agreement,  although PI pays the salaries of its employees who provide services to each fund.

         Exhibit  D  attached  hereto  reflects  other  funds for which PI serves  as  investment  adviser  having  similar investment  objectives to certain  Portfolios  of the Trust,  and indicates the assets of such other funds and PI's rate of compensation for serving as investment adviser for such other funds.

         Evaluation by the Board.  The Board,  including  the  Independent  Trustees,  met in person on January 24, 2003 to consider  whether to approve the New Agreement and New  Sub-advisory  Agreements and to recommend the submission of the New
Agreement to  shareholders  for  approval.  The  Independent  Trustees  were  advised by their  independent  legal  counsel throughout  the  evaluation  process and an  independent  financial  advisor was selected by the  Independent  Trustees and engaged by the Trust, at the expense of ASISI, to assist in their deliberations (the "Financial Advisor").

         In preparing for the meetings,  the Trustees were provided with a variety of  information  about  Prudential,  the
Transaction,  PI and ASISI. The Trustees  received from Prudential a summary of the material  provisions of the Transaction and  Prudential's  and PI's most recent  financial  statements,  including  balance  sheets.  The  Trustees  also  reviewed information concerning:  (1) Prudential's  organizational  structure and senior personnel;  and (2) Prudential's operations and, in  particular,  its mutual fund advisory and  distribution  activities.  Proposed  forms of the New Agreement and New
Sub-advisory  Agreements were provided to the Trustees.  Senior  representatives of ASISI and Prudential attended the Board meeting to present additional information and to respond to questions by the Independent Trustees.

         At the  meetings,  the Trustees  were  informed by senior  representatives  of  Prudential  and ASISI that (1) the services  to be  provided  by ASISI and PI under the New  Agreements  will be at least  equal in scope and quality to those which have been provided by ASISI to the Portfolios under the Current  Agreements;  (2) the investment advisory fee rate to be paid by each  Portfolio to ASISI and PI under the New Agreement  will remain the same as that payable to ASISI under its
Current  Agreement;  (3) ASI and Prudential will each use their best efforts to avoid the imposition on the Trust or any of the Portfolios of an "unfair  burden" (as defined in the Investment  Company Act) in connection with the  Transaction;  (4)
ASISI and PI will  maintain any  voluntary  fee waiver or expense  limitation  for a Portfolio  currently in effect for the period  previously  discussed  with the Board,  although  any such fee  waiver or  expense  limitation  may  thereafter  be terminated  by ASISI and PI; and (5) it is not expected that the  Portfolios'  expense  ratios will increase  under the New
Agreement.

         In the course of their  deliberations,  the Trustees considered,  in addition to the information  described above,
(1) the  similarity  between the  material  terms and  conditions  of the New  Agreement  and the Current  Agreements;  (2)
Prudential's  general  reputation  and its general  intentions at that time with respect to  management of the  Portfolios'
investment  portfolios,  including  possible  utilization  of  Prudential's  internal  investment  management  and research capabilities;  (3) the  potential  for possible  economies of scale to be realized by the  Portfolios  in light of existing
Prudential  investment  products  and  services;  (4)  the  potential  for  enhanced  distribution  opportunities  for  the
Portfolios' shares through  participation in the Trust by life insurance companies affiliated with Prudential and access to
Prudential's  captive  distribution  force  and;  (5)  Prudential's  stated  commitment  to the  maintenance  of  effective compliance programs for the Trust and its  compliance record in respect of mutual funds that it presently sponsors.

         As described  above,  the Portfolios at present  primarily  serve as underlying  variable  investment  options for variable  annuity  contracts and variable life insurance  policies  issued by ASLAC. In their  deliberations,  the Trustees considered actions during 2002 by Standard & Poor's Rating Services,  Inc., Moody's  Investment  Services,  Fitch, Inc. and
A.M. Best Company to reduce  financial  strength or credit ratings  assigned to ASLAC or SICL and  information  received in the months prior to public  announcement  of the  Transaction  from ASISI and its  affiliates  regarding  (1) the potential competitive  impact of these  rating  actions  on ASLAC and (2) the  financial  abilities  of ASISI and its  affiliates  to continue to provide  distribution  services and  services to the Trust and  Portfolios  required by the Current  Agreements commensurate in scope and quality with those currently  provided.  The Trustees further  considered  discussions with ASISI and SICL prior to the public announcement of the Transaction as to the Trustees' concerns in light of these developments.

         The  Trustees  received  and  considered  information  provided by the  Financial  Advisor  regarding  Prudential, including  information as to Prudential's most recent credit and financial strength ratings,  and the anticipated impact of the Transaction upon its financial position.

         Based on the foregoing  information and  considerations,  the Board  determined that the New Agreement and the New
Sub-advisory  Agreements  are in  each  Portfolio's  and its  shareholders'  best  interests.  Accordingly,  the  Trustees, including the Independent  Trustees,  unanimously  voted to approve the New Agreement and New  Sub-advisory  Agreements for each Portfolio and to submit the New Agreement to the shareholders of each Portfolio for approval.

         The  effectiveness of this Proposal I is conditioned upon  consummation of the Transaction.  In the event that the
Transaction is not  consummated,  ASISI will continue to manage each  Portfolio  pursuant to its Current  Agreement,  which will  continue in full force and effect in  accordance  with its terms.  Shareholders  of each  Portfolio  must  separately approve the New Agreement with respect to that  Portfolio.  If the  shareholders of a particular  Portfolio  should fail to approve the New Agreement and the Transaction is completed,  the Board shall meet to consider  appropriate  action for that
Portfolio.

         In the event that the  Transaction is not completed for any reason,  including the failure of the  shareholders of the Portfolios  and of other  investment  companies for which ASI or any of its  subsidiaries  acts as investment  adviser, administrator  or  sub-advisor  to approve the New  Agreement as required by the  Purchase  Agreement,  the  Trustees  will consider  what  actions,  if any,  are  available  to the Trust to provide  for  continuation  of high  quality  investment management and distribution services to the Portfolios.

         Section 15(f) of the Investment  Company Act. ASI and Prudential will use their  reasonable best efforts to assure compliance  with the conditions of Section 15(f) of the  Investment  Company Act.  Section 15(f)  provides a  non-exclusive safe harbor for an  investment  adviser or any  affiliated  persons  thereof to receive any amount or benefit in connection with a transaction  that results in a change in control of or identity of the investment  adviser to an investment  company as long as two conditions are met. First,  no "unfair  burden" may be imposed on the investment  company as a result of the transaction  relating to the change in control,  or any express or implied terms,  conditions or understandings  applicable thereto.  As defined in the Investment  Company Act, the term "unfair burden" includes and arrangement  during the two-year period  after the  change in control  whereby  the  investment  advisor  (or  predecessor  or  successor  adviser),  or any interested person of any such adviser,  receives or is entitled to receive any compensation,  directly or indirectly,  from the investment  company or its security holders (other than fees for bona fide investment  advisory or other services),  or from any person in  connection  with the purchase or sale of  securities  or other  property to, from,  or on behalf of the investment  company  (other than bona fide ordinary  compensation  as principal  underwriter  of the  investment  company).
Second,  during the three year period immediately  following the change in control, at least 75% of an investment company's board of directors  must not be  "interested  persons" of the  investment  adviser or the  predecessor  investment  adviser within the meaning of the Investment Company Act.

THE TRUSTEES,  INCLUDING THE INDEPENDENT  TRUSTEES,  RECOMMEND THAT THE  SHAREHOLDERS OF EACH PORTFOLIO VOTE "FOR" PROPOSAL
I.  ANY UNMARKED PROXIES WILL BE SO VOTED.

                                                          PROPOSAL II

                                                   ELECTION OF EIGHT TRUSTEES

         At the Meeting,  shareholders  will be asked to elect eight (8) Trustees to the Trust's  Board of Trustees to hold office  until  their  successors  are  elected and  qualified.  All of the  Nominees  have  consented  to be named and have indicated their intent to serve if elected.  If any Nominee is unavailable  for any reason,  the Proxy holders will consult with the Board of Trustees of the Trust in determining how to vote the shares represented by them.

         The Board's Nominating  Committee,  which is comprised solely of Independent Trustees,  recommended,  and the full
Board approved,  the nomination,  subject to completion of the  Transaction,  of Saul K. Fenster,  Delayne Dedrick Gold, W.
Scott McDonald,  Jr., Thomas T. Mooney,  Louis A. Weill,  III, David R. Odenath,  Jr., Robert F. Gunia and John A. Pileski.
As described  more fully below,  if elected,  David R.  Odenath,  Jr. and Robert F. Gunia would be  Interested  Trustees by virtue of their employment by PI and Prudential.  The other six Nominees, if elected,  would be Independent  Trustees.  One of the current  Trustees,  John A. Pileski,  was previously  appointed to the Board by the other current  Trustees and is a
Nominee  under  Proposal II because he has not  previously  been  elected by the  shareholders  of the Trust.  Ms. Gold and
Messrs.  Fenster,  McDonald,  Mooney and Weill currently serve as Independent Trustees of registered  management investment companies  managed by PI. The election of the Nominees  other than Mr.  Pileski is contingent in each case upon  completion of the  Transaction.  The current  Trustees  believe that the election of the Nominees will facilitate the ability of ASISI and PI as co-managers  to provide  efficient  investment  services to the Portfolios and result in a Board that is familiar with the Trust and the services and resources of each of ASISI and PI.

         The Trust currently has six Trustees,  five of whom are Independent Trustees,  and one of whom, Wade A. Dokken, is an Interested  Trustee.  Following the election of the Nominees and completion of the Transaction,  it is expected that two of the current  Trustees,  Wade A. Dokken and David E. A. Carson will resign.  After the  Transaction,  Julian A. Lerner is expected to retire from the Board of the Trust and to be  appointed  to serve as a  non-voting  Trustee  Emeritus for terms not to exceed  three  years in the  aggregate.  As  described  above,  current  Trustee  John A.  Pileski is a Nominee  for election  by  shareholders  and,  if  elected,  would  continue  to serve on the Board  whether or not the  Transaction  is completed.  Proposal  II will not affect the status of the other two  Independent  Trustees,  Thomas M.  O'Brien and F. Don
Schwartz,  both of whom have  previously  been elected by  shareholders on April 17, 1992, and these Trustees will continue to hold office until they resign, retire or are removed from office and their successors are elected.

         If Proposal II is approved by  shareholders,  upon Closing of the  Transaction the Trust's Board will be comprised of ten (10) Trustees  including  eight (8)  Independent  Trustees and two (2)  Interested  Trustees.  In the event that the
Transaction  is not  completed,  the current  Trustees  would  continue in office as their  successors  would not have been elected and qualified.

         The table below  indicates,  as to each of the Nominees for election as a Trustee as well as the current  Trustees and officers of the Trust,  the  following  information:  his or her name,  position with the Trust (if  applicable),  age, period of time served on the Board,  principal  occupation during the past five years, the number of portfolios in the Fund
Complex overseen, and other directorships held in public companies.

Current Independent Trustees and Nominee:

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
                                                                                                               Number of
                                                                                                          Portfolios in Fund
                                                                                                           Complex Overseen
                                          Length of Time                                                          by
Name, Age and Address          Position       Served       Principal Occupation During Past 5 Years        Trustee/Director*
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
David E. A. Carson              Trustee    Trustee since   Director (January 2000 to May 2000)                    72
(68)                                        April, 1992    Chairman (January 1999 to December 1999)
People's Bank                                              Chairman and Chief Executive Officer
1 Financial Plaza, Second                                  (January 1998 to December 1998)
Floor                                                      President, Chairman and Chief Executive
Hartford, Connecticut 06103                                Officer (1983 to December 1997)
                                                           People's Bank
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held: Mr. Carson has served as a Director of United Illuminating and UIL Holdings, a utility company, since May 1993.  He has also served as a Trustee of Mass Mutual Institutional Funds and Mass Mutual Series Funds, a mutual fund company, since 1996.
------------------------------------------------------------------------------------------------------------------------------
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
Julian A. Lerner                Trustee    Trustee since   Retired since 1995                                     72
(78)                                      November, 1996   Senior Vice President and Portfolio Manager
12850 Spurling Road Suite 208                              (1986 to 1995)
Dallas, Texas 75230                                        AIM Charter Fund and AIM Summit Fund

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held: Mr. Lerner served a Director of the Idex Funds, a mutual fund company, from March 1996 until
December 1999.  He served as a Director of Atlas Assets Inc., a mutual fund company, from November 1997 until March 1999.
He also served as a Trustee of Atlas Insurance Company Trust, a mutual fund company, from November 1997 until March 1999.
------------------------------------------------------------------------------------------------------------------------------
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
Thomas M. O'Brien               Trustee    Trustee since   President and Chief Executive Officer                  72
(52)                                        April, 1992    May 2000 to present
Atlantic Bank of New York                                  Atlantic Bank of New York
960 Avenue of the Americas
New York, NY 10001                                         Vice Chairman
                                                           January 1997 to April 2000
                                                           North Fork Bank

                                                           President and Chief Executive Officer:
                                                           December 1984 to December 1996
                                                           North Side Savings Bank
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held: Mr. O'Brien served as a Director of North Fork Bank, a bank, from December 1996 until May 2000.
He has also served as a Director of Atlantic Bank of New York, a bank, since May 2000.
------------------------------------------------------------------------------------------------------------------------------
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
John A. Pileski                  Trustee   Trustee since   Retired since June 2000                                72
(63)                               and    February, 2001
43 Quaquanantuck Lane            Nominee                   Tax Partner
Quogue, NY 11959                                           (July 1974 to June 2000)
                                                           KPMG, LLP
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held: Mr. Pileski has served as a Director of New York Community Bank since April, 2001.  He has also served as a Director of Queens Museum of Art since January 1997 and as a Director of Surf Club of Quogue, Inc. since May
1980.
------------------------------------------------------------------------------------------------------------------------------
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
F. Don Schwartz                 Trustee    Trustee since   Management Consultant                                  72
(67)                                        April, 1992    (April 1985 to present)
6 Sugan Close Drive
New Hope, PA 18938
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  None
------------------------------------------------------------------------------------------------------------------------------
* The Trustees are  responsible  for overseeing all 41 Portfolios  included in the Trust,  as well as the 31 Funds included in American Skandia Advisor Funds, Inc. ("ASAF"), all of which are investment companies managed by the Investment Manager.

Proposed Independent Nominees:

------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
                                                                                                                Number of
                                                                                                           Portfolios in Fund
                                                                                                            Complex Overseen
                                           Length of Time                                                  by Trustee/Director
Name, Age and Address*          Position       Served       Principal Occupation During Past 5 Years
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
Saul K. Fenster, Ph.D. (69)    No                N/A        President Emeritus (since June 2002);                  N/A
                               position                     President (December 1978-June 2002) of New
                               with Trust                   Jersey Institute of Technology; Commissioner
                                                            (1998-June 2002) of the Middle States
                                                            Association Commission on Higher Education;
                                                            Commissioner (since 1985) of the New Jersey
                                                            Commission on Science and Technology;
                                                            Director (since 1998) Society of
                                                            Manufacturing Engineering Education
                                                            Foundation; Director (since 1995) of
                                                            Prosperity New Jersey; formerly a director
                                                            or trustee of Liberty Science Center,
                                                            Research and Development Council of New
                                                            Jersey, New Jersey State Chamber of
                                                            Commerce, and National Action Council for
                                                            Minorities in Engineering.
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Member (since 2000), Board of Directors of IDT Corporation.
-------------------------------------------------------------------------------------------------------------------------------
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
Delayne Dedrick Gold (64)      No                N/A        Marketing Consultant (1982-present);                   N/A
                               position                     formerly Senior Vice President and Member of
                               with Trust                   the Board of Directors, Prudential Bache
                                                            Securities, Inc.
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held: None
-------------------------------------------------------------------------------------------------------------------------------
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
W. Scott McDonald, Jr. (65)    No                N/A        Vice President (since 1997) of Kaludis                 N/A
                               position                     Consulting Group, Inc. (a Sallie Mae company
                               with Trust                   serving higher education);  Formerly
                                                            principal (1993-1997), Scott McDonald &
                                                            Associates, Chief Operating Officer
                                                            (1991-1995), Fairleigh Dickinson University,
                                                            Executive Vice President and Chief Operating
                                                            Officer (1975-1991), Drew University,
                                                            interim President (1988-1990), Drew
                                                            University and founding director of School,
                                                            College and University Underwriters Ltd.
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held: None
-------------------------------------------------------------------------------------------------------------------------------
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
Thomas T. Mooney (61)          No                N/A        President of the Greater Rochester Metro               N/A
                               position                     Chamber of Commerce; formerly Rochester City
                               with Trust                   Manager; formerly Deputy Monroe County
                                                            Executive; Trustee of Center for
                                                            Governmental Research, Inc.; Director of
                                                            Blue Cross of Rochester, Monroe County Water
                                                            Authority and Executive Service Corps of
                                                            Rochester.
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Director, President and Treasurer (since 1986) of First Financial Fund, Inc. and Director (since
1988) of The High Yield Plus Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
Louis A. Weil, III (61)        No                N/A        Formerly Chairman (January 1999-July 2000),            N/A
                               position                     President and Chief Executive Officer
                               with Trust                   (January 1996-July 2000) and Director (since
                                                            September 1991) of Central Newspapers, Inc.;
                                                            formerly Chairman of the Board (January
                                                            1996-July 2000), Publisher and Chief
                                                            Executive Officer (August 1991-December
                                                            1995) of Phoenix Newspapers, Inc.
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held: None
-------------------------------------------------------------------------------------------------------------------------------
Proposed Interested Trustee Nominees(2):

------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
                                                                                                                Number of
                                                                                                           Portfolios in Fund
                                                                                                            Complex Overseen
                                           Length of Time                                                  by Trustee/Director
Name, Age and Address*          Position       Served       Principal Occupation During Past 5 Years
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
David R. Odenath, Jr. (45)     No                N/A        President, Chief Executive Officer and Chief           N/A
                               position                     Operating Officer (since June 1999) of
                               with Trust                   Prudential Investments LLC; Senior Vice
                                                            President (since June 1999) of The
                                                            Prudential Insurance Company of America;
                                                            formerly Senior Vice President (August
                                                            1993-May 1999) of PaineWebber Group, Inc.
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  None
-------------------------------------------------------------------------------------------------------------------------------
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
Robert F. Gunia (56)           No                N/A        Executive Vice President and Chief                     N/A
                               position                     Administrative Officer (since June 1999) of
                               with Trust                   PI; Executive Vice President and Treasurer
                                                            (since January 1996) of PI; President (since
                                                            April 1999) of Prudential Investment
                                                            Management Services LLC (PIMS); Corporate
                                                            Vice President (since September 1997) of The
                                                            Prudential Insurance Company of America
                                                            (Prudential); formerly Senior Vice President
                                                            (March 1987-May 1999) of Prudential
                                                            Securities; formerly Chief Administrative
                                                            Officer (July 1989-September 1996), Director
                                                            (January 1989-September 1996) and Executive
                                                            Vice President, Treasurer and Chief
                                                            Financial Officer (June 1987-December 1996)
                                                            of PMF.  Vice President and Director (since
                                                            May, 1992) of Nicholas-Applegate Fund, Inc.
------------------------------ ----------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Vice President and Director (since May 1989) of The Asia Pacific Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------
* The address of each Nominee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
07102.

Current Interested Trustee and Trust Officers(2):

------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
                                                               Number of Portfolios
                                                               in Fund Complex
                                              Length of Time   Overseen by
Name, Age and Address            Position        Served(1)     Trustee/Director*             Other Directorships Held
------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
------------------------------ -------------- ---------------- ---------------------- ----------------------------------------

John Birch                     Vice           Vice President            N/A                            None
(52)                           President      since April
                                              1998

------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years: Mr. Birch has served as Senior Vice President and Chief Operating Officer of
American Skandia Investment Services, Incorporated ("ASISI") since December 1997.  He served as Executive Vice President and
Chief Operating Officer of International Fund Administration from August 1996 until October 1997.
------------------------------------------------------------------------------------------------------------------------------
------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
Richard G. Davy, Jr.           Treasurer      Treasurer
(54)                                          since March               N/A                            None
                                              1995
------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years: Mr. Davy has served as Vice President of ASISI since June 1997.
------------------------------------------------------------------------------------------------------------------------------
------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
Wade A. Dokken**               President      President                                    Director of American Skandia,
(42)                           (Chief         since     June,           72                     Incorporated ("ASI")
                               Executive      2001
                               Officer)       Trustee since
                               and  Trustee   March, 2002
------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years: Mr. Dokken has served as President and Chief Executive Officer of ASI since May
2000.  He served as Executive Vice President and Chief Operating Officer of ASI from December 1999 until May 2000.  Prior to that, he served as Deputy Chief Executive Officer of ASI from December 1997 to December 1999.
------------------------------------------------------------------------------------------------------------------------------
------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
Edward P. Macdonald            Secretary      Secretary
(35)                                          since  November           N/A                            None
                                              2000
------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years: Mr. Macdonald has served as Chief Counsel, Investment Management of ASI since July
2002.  From September 2000 until June 2002 he served as Senior Counsel, Securities of ASI.  From December 1999 until August
2000 he served as Counsel of ASI.  From April 1999 until December 1999 he served as Senior Associate Counsel of ASI.  Prior to that, he was Branch Chief, Senior Counsel and Attorney at the U.S. Securities and Exchange Commission from October 1994 to April 1999.
------------------------------------------------------------------------------------------------------------------------------

* The Trustees are  responsible  for overseeing all 41 Portfolios  included in the Trust,  as well as the 31 Funds included in American Skandia Advisor Funds, Inc. ("ASAF"), all of which are investment companies managed by the Investment Manager.

** Indicates a Trustee or Nominee who is an  "interested  person"  within the meaning set forth in the  Investment  Company
Act (an  "interested  person").  Mr. Dokken is deemed  "interested"  by virtue of his serving as an officer and director of
ASI, the corporate parent and owner of the Investment Manager, as well as an officer of the Investment Manager.

(1) All of the officers and Trustees of the Trust listed above serve in similar  capacities  for American  Skandia  Advisor
Funds,  Inc.,  which  are also  investment  companies  managed  by the  Investment  Manager.  Following  completion  of the
Transaction,  it is expected  that  Messrs.  O'Brien,  Pileski and  Schwartz  will resign as Directors of ASAF but that Mr.
Carson will continue to serve in his capacity as a Director who is not an interested person.

(2) Unless otherwise  indicated,  each officer,  Trustee and Nominee listed above has held his/her principal occupation for at least  the last five  years.  In  addition  to the  principal  occupations  noted  above,  the  following  officers  and
Interested  Trustees of the Trust hold various positions with ASISI, the Trust's  Investment  Manager,  and its affiliates, including ASASI,  ASLAC,  American Skandia Fund Services,  Inc.  ("ASFS") ASM,  American Skandia  Information  Services and
Technology  Corporation  ("ASIST") or ASI: Mr. Birch also serves as Senior Vice  President and Chief  Operating  Officer of
ASISI and as a Senior Vice  President of ASI. Mr.  Dokken also serves as Chief  Executive  Officer of ASISI,  President and
Chief  Executive  Officer of ASASI,  ASLAC,  ASFS,  ASI and ASIST and as a Director of ASI.  Mr.  Macdonald  also serves as
Chief Counsel of ASISI and ASASI.  In addition,  as listed  above,  Nominee Mr. Gunia serves as Executive  Vice  President,
Chief  Administrative  Officer and Treasurer of PI,  Corporate  Vice  President of  Prudential  and President of Prudential
Investment  Management  Services LLC, and Nominee David R. Odenath,  Jr. serves as President,  Chief Executive  Officer and
Chief Operating Officer of PI and Senior Vice President of Prudential.

         The Board of Trustees of the Trust met sixteen  times  during the fiscal year ended  December  31,  2002.  All of the Trustees attended at least 75% of the meetings.

         The Trust currently has a Nominating and Governance Committee and an Audit Committee, as described below.

         Nominating and Governance  Committee.  Among other duties,  the  Nominating  and Governance  Committee  shall make nominations for Independent  Trustee  membership on the Board of Trustees.  In addition,  the Committee  attends to various governance matters including  committee  structure and membership.  The members of the Nominating and Governance  Committee include  David E. A. Carson,  Julian A. Lerner  (Chairman),  Thomas M.  O'Brien,  John A. Pileski and F. Don  Schwartz.  In
2002,  the Committee met on April 10, 2002.  The Committee  currently  does not consider  nominees  recommended by security holders.

         Audit  Committee.  The Audit  Committee  shall  recommend  to the full Board the  engagement  or  discharge of the
Trust's independent  accountants;  directing  investigations into matters within the scope of the independent  accountants'
duties,  reviewing  with the  independent  accountants  the audit plan and  results of the  audit,  approving  professional services provided by the independent  accountants prior to the performance of such services,  reviewing the independence of the  independent  accountants  and  considering  the range of audit and non-audit  fees. The members of the Audit Committee include  David E. A. Carson  (Chairman),  Julian A. Lerner,  Thomas M.  O'Brien,  John A. Pileski and F. Don  Schwartz.  In
2002, the Audit Committee met on April 10, 2002, June 25, 2002, September 10, 2002 and December 3, 2002.

         Auditors.  Upon  recommendation  of the Audit  Committee,  the Board  selected  the firm of  Deloitte & Touche LLP
("Deloitte")  as  independent  auditors of the Trust for the fiscal year  ending  December  31,  2003.  Representatives  of
Deloitte are not expected to be present at the Meeting.

                  Audit Fees. The aggregate  fees billed by Deloitte for  professional  services  rendered for the audit of the Trust's annual financial statements for the fiscal year ended December 31, 2002 were $248, 320.

                  Financial  Information  Systems Design and Implentation  Fees.  During the fiscal year ended December 31,
2002,  Deloitte billed no fees for professional  services relating to financial  information systems design rendered to the
Trust,  ASISI, or any entity  controlling,  controlled by or under common control with ASISI that provided  services to the
Trust.

                  All Other  Fees.  During the fiscal  year ended  December  31,  2002,  Deloitte  billed no fees for other professional  services rendered to the Trust, ASISI and any entity controlling,  controlled by or under common control with
ASISI that provided services to the Trust.

         The Audit  Committee  has  considered  whether  the  services  described  above  are  compatible  with  Deloitte's independence.

         The dollar  range of equity  securities  beneficially  owned by the  Trustees of the Trust and Nominees are listed below as of December 31, 2002:

Independent Trustees and Nominee:

------------------------------ ------------------------------------------- ----------------------------------------------------
                                                                           Aggregate Dollar Range of Equity Securities in All
Name of Trustee and Nominee              Dollar Range of Equity              Funds Overseen by the Trustees in the American
                                 Securities in each Series of the Trust                      Skandia Complex
------------------------------ ------------------------------------------- ----------------------------------------------------
     David E. A. Carson                           N/A                                       $10,001 - $50,000
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
      Julian A. Lerner                            N/A                                         Over $100,000
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
      Thomas M. O'Brien                           N/A                                         Over $100,000
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
       John A. Pileski                            N/A                                       $10,001 - $50,000
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
       F. Don Schwartz                            N/A                                         Over $100,000
------------------------------ ------------------------------------------- ----------------------------------------------------

Interested Trustee:

------------------------------ ------------------------------------------- ----------------------------------------------------
                                                                           Aggregate Dollar Range of Equity Securities in All
                                         Dollar Range of Equity              Funds Overseen by the Trustees in the American
Name of Trustee and Nominee      Securities in each Series of the Trust                      Skandia Complex
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
       Wade A. Dokken          AST Strong International Equity Portfolio                      $1 - $10,000
                               ($1 - $10,000)
------------------------------ ------------------------------------------- ----------------------------------------------------

         The  Trustees,  Nominees and officers of the Trust who are  affiliates  of the  Investment  Manager do not receive compensation  directly from the Trust for serving in such  capacities.  However,  those officers,  Nominees and Trustees of the Trust who are affiliated with the Investment  Manager may receive  remuneration  indirectly,  as the Investment Manager will  receive  fees from the Trust for the services it provides.  Each of the other  Trustees and Nominee  receives  annual and per meeting fees paid by the Trust plus  expenses for each  meeting of the Board and meeting of  shareholders  which he attends.  Compensation  received  during the fiscal year ended  December  31, 2002 by the  Trustees and Nominee who are not
affiliates of the Investment Manager was as follows:

                                                                               Total Compensation from Registrant and Fund
 Name of Trustee and Nominee   -------------------------------------------                       Complex
                                       Aggregate Compensation from                          Paid to Trustee(1)
                                               Registrant
------------------------------ -------------------------------------------- ---------------------------------------------------
                               --------------------------------------------

David E. A. Carson                               $96,175                                         $138,525
Julian A. Lerner                                  $94,475                                        $136,125
Thomas M. O'Brien                                 $93,075(2)                                     $136,725(2)
John A Pileski                                    $94,975                                        $137,325
F. Don Schwartz                                 $94,475(3)                                     $136,825(3)

(1)      As of the date of this Statement,  the "Fund Complex"  consisted of the Trust and American  Skandia Advisor Funds,
     Inc. ("ASAF").
(2)  Mr. O'Brien deferred payment of this compensation.  The total value of Mr. O'Brien's deferred compensation, as of
     December 31, 2002, was $212,315 from the Registrant and $357,484 from the Registrant and Fund Complex.

(3)  Mr. Schwartz deferred a portion of the payment of this compensation.  The total value of Mr. Schwartz's deferred compensation, as of December 31, 2002, was $24,695 from the Registrant and $36,073 from the Registrant and Fund
     Complex.

The Trust does not offer pension or retirement benefits to its Trustees or Nominees.

         Under  Proposal  II, the  shareholders  of each  Portfolio  will be asked to elect eight (8)  Nominees to serve as
Trustees of the Trust to hold office until their successors are elected and qualified.

THE TRUSTEES,  INCLUDING THE  INDEPENDENT  TRUSTEES,  RECOMMEND THAT THE  SHAREHOLDERS  VOTE "FOR" PROPOSAL II TO ELECT ALL
NOMINEES.  ANY UNMARKED PROXIES THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

                                                       PROPOSAL III

                                                  APPROVAL OF CHANGES TO
                   FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO LENDING ACTIVITIES OF PORTFOLIOS

         At any given time, while one or more of the Portfolios may wish to borrow money,  other Portfolios may have excess cash, which they generally invest in short-term  (usually  overnight)  repurchase  agreements with banks or in money market funds.  The  borrowing  Portfolios  in general pay a higher rate of interest on their bank loans than the other  Portfolios earn on their  short-term  investments.  In effect,  the  difference  between the rate banks pay in interest on  repurchase agreements and what the banks charge in interest to the borrowing  Portfolios  represents the banks'  compensation  for the arranging  the loans.  Accordingly,  the Board of Trustees  believes  that a Portfolio  needing  cash may be able to obtain lower rates through the Interfund  Credit  Facility and a Portfolio with excess cash may be able to obtain a rate of return higher than those offered on alternative short-term investments.

         If the  proposed  amended  fundamental  investment  restriction  is approved  with  respect to a  Portfolio,  that
Portfolio  would be  eligible  to  participate  as a lender in the  Interfund  Credit  Facility.  All  loans  would be made pursuant to a master loan agreement,  and a lending  Portfolio could lend available cash to another Portfolio only when the
"interfund  loan  rate"  was  higher  than the rate the  lending  Portfolio  could  earn on a  repurchase  agreement.  Each borrowing  Portfolio  could borrow through the Interfund  Credit  Facility only when the interfund loan rate was lower than the available  bank loan rate. In  determining  to recommend the proposed  amended  fundamental  investment  restriction to shareholders,  the Trustees  considered  the possible  risks to a Portfolio  from  participating  in the  Interfund  Credit
Facility.  In order to permit  the  Portfolios  to engage in  interfund  borrowing  and  lending  transactions,  regulatory approval from the Securities  and Exchange  Commission  (the  "Commission")  is required  because the  transactions  may be considered  to be between  affiliated  persons and  therefore  prohibited  by the  Investment  Company  Act.  The Trust has submitted  to the  Commission  an  exemptive  application  that would allow the Trust to  implement  the  Interfund  Credit
Facility  allowing  Portfolios  to loan  money to other  Portfolios  (the  "Exemptive  Application"),  subject  to  certain conditions.  If shareholders of a Portfolio  approve the Portfolio's  participation  as a lender in the program,  all loans would be made in  accordance  with the  conditions  contained in the expected  exemptive  order or in any amendment to such order and under the  oversight  of the  Board.  If the  requested  exemptive  order is not  issued,  the  Interfund  Credit
Facility will not be  implemented  until such time as an order is issued (and then in accordance  with the  conditions  set forth in such order) or interfund loans otherwise  become  permissible  under the Investment  Company Act. This proposal is not contingent upon approval of the pending Exemptive Application.

         Should the  Commission  issue an exemptive  order  ("Exemptive  Order") in response to the  Exemptive  Application allowing the Trust to implement the Interfund Credit Facility,  the Portfolios'  fundamental  investment  restrictions with respect to lending  activities would need to be amended to permit the Portfolios to loan money to other Portfolios  through operation of the Interfund  Credit  Facility.  The  Portfolios  currently have  fundamental  investment  restrictions  with respect to lending  activities that reflect the Trust's  securities  lending  program  whereby  Portfolios are permitted to lend portfolio  securities to certain borrowers and earn income on those loans (the "Securities  Lending  Program").  Under the Securities  Lending Program,  a Portfolio is limited by provisions of the Investment  Company Act to lending  portfolio securities  in  amounts  up to 33 1/3% of the  assets of the  Portfolio.  The  Portfolios  current  fundamental  investment restrictions  with respect to lending  also reflect the  Portfolios'  ability to invest in money market  securities,  enter into repurchase  agreements and acquire debt  securities,  and the fact that these  instruments may be considered loans for purposes of the Investment Company Act.

         Accordingly,  in connection with the  establishment  of an Interfund  Credit  Facility and expected  receipt of an
Exemptive Order from the Commission with respect  thereto,  the Investment  Manager has recommended  that each  Portfolio's fundamental  investment  restriction  with respect to lending be amended to allow  participation  in the  Interfund  Credit
Facility.

         If Proposal III is approved by a Portfolio,  the current  fundamental  investment  restriction  applicable to that
Portfolio  will be amended to permit the  Portfolio to  participate  in the Interfund  Credit  Facility by lending money to other  Portfolios.  If approved by a Portfolio,  the amended  fundamental  investment  restriction would continue to govern loans other than loans to  investment  companies in the same manner as such loans are  governed by the current  fundamental investment  restriction.  The  fundamental  investment  restrictions  which  currently are applicable to each Portfolio and which would be  affected  by approval of Proposal  III,  including  the  proposed  changes  (underlined)  are as follows in italics.

o        AST American Century  International  Growth  Portfolio,  AST William Blair  International  Growth  Portfolio,  AST
Goldman  Sachs  Concentrated  Growth  Portfolio,  AST Alliance  Growth and Income  Portfolio,  AST INVESCO  Capital  Income
Portfolio,   AST  American  Century  Strategic  Balanced  Portfolio,   AST  Federated  High  Yield  Portfolio,  AST  Strong
International  Equity  Portfolio,  the AST MFS Global Equity Portfolio,  the AST PBHG Small-Cap Growth  Portfolio,  the AST
DeAM Small-Cap Growth  Portfolio,  the AST Federated  Aggressive  Growth  Portfolio,  the AST Goldman Sachs Small-Cap Value
Portfolio,  the AST DeAM  Small-Cap  Value  Portfolio,  the AST Goldman Sachs Mid-Cap Growth  Portfolio,  the AST Neuberger
Berman  Mid-Cap  Growth  Portfolio,  the AST  Neuberger  Berman  Mid-Cap  Value  Portfolio,  the AST Alger  All-Cap  Growth
Portfolio,  the AST Gabelli All-Cap Value Portfolio,  the AST Alliance Growth Portfolio,  the AST MFS Growth Portfolio, the
AST Marsico Capital Growth  Portfolio,  the AST DeAM Large-Cap  Growth  Portfolio,  the AST DeAM Large-Cap Value Portfolio,
the AST  Alliance/Bernstein  Growth + Value  Portfolio,  the AST Sanford  Bernstein Core Value  Portfolio,  the AST Cohen &
Steers Realty Portfolio,  the AST Sanford  Bernstein Managed Index 500 Portfolio,  the AST American Century Income & Growth
Portfolio,  the AST MFS Growth  with  Income  Portfolio,  the AST DeAM  Global  Allocation  Portfolio,  the AST Lord Abbett
Bond-Debenture Portfolio, the AST Gabelli Small-Cap Value Portfolio, and the AST DeAM Bond Portfolio:

         No Portfolio  may make loans,  except that a Portfolio  may (i) lend  portfolio  securities  in accordance with the  Portfolio's  investment  policies in amounts up to 33 1/3% of the total assets of the  Portfolio taken at market value,  (ii) purchase money market  securities and enter into repurchase  agreements,  and
         (iii) acquire publicly  distributed or privately placed debt securities,  and (iv) make loans of money to
                                                                                ----------- -----------------------
         other  investment  companies  to the  extent  permitted  by the  Investment  Company  Act of  1940 or any
         ----------------------------------------------------------------------------------------------------------
         exemption  therefrom  that may be granted by the SEC or any SEC  releases,  no-action  letters or similar
         ----------------------------------------------------------------------------------------------------------
         relief or interpretive guidance.
         -------------------------------

o        AST DeAM International Equity Portfolio:

         [A  Portfolio  may not] . . . [m]ake loans of money or  securities  other than (a) through the purchase of securities in accordance with the Portfolio's  investment  objective,  (b) through repurchase  agreements, and (c) by  lending  portfolio  securities  in an amount  not to exceed 33 1/3% of the  Portfolio's  total assets,  and (d) loans of money to other  investment  companies to the extent permitted by the Investment
               ------    ------------------------------------------------------------------------------------------
         Company  Act of 1940 or any  exemption  therefrom  that may be  granted by the SEC or any SEC  releases,
         ----------------------------------------------------------------------------------------------------------
         no-action letters or similar relief or interpretive guidance.
         ------------------------------------------------------------

o        AST T. Rowe Price Natural Resources Portfolio, AST T. Rowe Price Asset Allocation Portfolio:

         [The Portfolio may not] . . . [m]ake loans,  although the Portfolio may (i) lend portfolio  securities and participate in an interfund  lending  program with other Price  Portfolios  provided that no such loan may be made  if,  as a  result,  the  aggregate  of such  loans  would  exceed  33  1/3% of the  value  of the
         Portfolio's total assets; (ii) make loans of money to other investment  companies to the extent permitted
                                   ---- ---------------------------------------------------------------------------
         by the Investment  Company Act of 1940 or any exemption  therefrom that may be granted by the SEC, or any
         ----------------------------------------------------------------------------------------------------------
         SEC releases,  no-action letters or similar relief or interpretive  guidance;  (iii) purchase money market
         ----------------------------------------------------------------------------
         securities   and  enter  into   repurchase   agreements;   and  (iv)   acquire   publicly-distributed   or
         privately-placed debt securities and purchase debt.

o        AST T. Rowe Price Global Bond Portfolio:

         [The  Portfolio may not] . . . [m]ake loans to other  persons,  except (a) loans of portfolio  securities, and (b) to the extent  the entry  into  repurchase  agreements  and the  purchase  of debt  securities  in accordance  with its  investment  objectives  and  investment  policies  may be deemed to be loans and (c)
                                                                                                            -------
         loans of money to other  investment  companies to the extent  permitted by the Investment  Company Act of
         ----------------------------------------------------------------------------------------------------------
         1940 or any exemption  therefrom that may be granted by the SEC, or any SEC releases,  no-action  letters
         ----------------------------------------------------------------------------------------------------------
         or similar relief or interpretive guidance .
         --------------------------------------------

o        AST PIMCO Total Return Bond Portfolio, AST PIMCO Limited Maturity Bond Portfolio:

         The Portfolio  will not lend funds or other assets,  except that the Portfolio  may,  consistent  with its investment objective and policies:  (a) invest in debt obligations,  including bonds,  debentures or other debt securities,  bankers'  acceptances and commercial paper, even though the purchase of such obligations may be  deemed  to be the  making  of a loan,  (b)  enter  into  repurchase  agreements,  and (c) lend its
         Portfolio  securities in an amount not to exceed  one-third  the value of its total assets,  provided such loans are and in accordance  with applicable  guidelines  established by the SEC, and the Trust's Board of
         Trustees  and (d) make  loans of money to other  investment  companies  to the  extent  permitted  by the
                   ------  ----------------------------------------------------------------------------------------
         Investment  Company  Act of 1940 or any  exemption  therefrom  that may be granted by the SEC, or any SEC
         ----------------------------------------------------------------------------------------------------------
         releases, no-action letters or similar relief or interpretive guidance.
         ----------------------------------------------------------------------

o        AST Money Market Portfolio:

         The Portfolio will not make loans,  except  through  purchasing or holding debt  obligations,  or entering into  repurchase  agreements,  or  loans of  Portfolio  securities  in  accordance  with  the  Portfolio's investment  objectives and policies, or making loans of money to other investment companies to the extent
                                            ----------- -----------------------------------------------------------
         permitted by the  Investment  Company Act of 1940 or any exemption  therefrom  that may be granted by the
         ----------------------------------------------------------------------------------------------------------
         SEC, or SEC releases, no-action letters or similar relief or interpretive guidance.
         -----------------------------------------------------------------------------------

         The  shareholders  of each  Portfolio  will vote  separately  on Proposal  III.  Approval  of Proposal  III by the
shareholders  of any  Portfolio  is not  contingent  upon  approval  of  Proposal  III by  the  shareholders  of any  other
Portfolio.  If Proposal III is approved by a Portfolio,  the current fundamental  investment  restriction regarding lending activities  applicable  to the  Portfolio  will be amended as indicated  above to allow  interfund  lending of money by the
Portfolio.

THE TRUSTEES,  INCLUDING THE INDEPENDENT  TRUSTEES,  RECOMMEND THAT THE  SHAREHOLDERS OF EACH PORTFOLIO VOTE "FOR" PROPOSAL
III.  ANY UNMARKED PROXIES WILL BE SO VOTED.

                                                        PROPOSAL IV

                                       APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT
                              RESTRICTIONS WITH RESPECT TO BORROWING ACTIVITIES OF PORTFOLIOS

         The Investment Company Act requires  investment  companies to impose certain  limitations on borrowing  activities and a Portfolio's  borrowing  limitations  must be  fundamental.  The  limitations  on borrowing are generally  designed to protect  shareholders  and their  investment by  restricting  a Portfolios'  ability to subject its assets to the claims of creditors who, under certain  circumstances,  might have a claim to the Portfolio's  assets that would take precedence over the claims of shareholders.

         In connection with the Interfund Credit Facility  described under Proposal III, a Portfolio  borrowing through the
Interfund  Credit Facility would borrow money directly from another  Portfolio.  The Portfolios  currently have fundamental investment  restrictions  with respect to borrowing  reflective of  limitations  found in Section  18(f) of the  Investment
Company Act that prohibit funds from issuing any senior  security  except that a fund may borrow money from a bank provided that the fund maintains asset coverage of at least 300 percent of all borrowings.  The Portfolios'  fundamental  investment restrictions  also reflect the Portfolios'  ability to engage in reverse  repurchase  agreements and other  transactions or investments that may be considered borrowings for purposes of the Investment Company Act.

         In order to implement the Interfund  Credit  Facility,  it is proposed that the  Portfolios'  current  fundamental investment  restrictions  with respect to borrowing be amended to  explicitly  allow a Portfolio to borrow money from other
Portfolios.  In this regard, the Trust has sought, in its Exemptive  Application,  an exemption from Section 18(f) to allow
Portfolios  to borrow  directly  from other  Portfolios.  In  addition,  as a condition of the  operation of the  Interfund
Credit  Facility,  a Portfolio that has outstanding  borrowings  from all sources  exceeding 10 percent of its total assets must secure each  outstanding  interfund  loan exceeding 10 percent of assets by a pledge of segregated  collateral  with a market  value  equal to at least 102  percent of the  outstanding  principal  value of the loan.  It is  proposed  that the
Portfolios'  current  fundamental  investment  restrictions  with respect to borrowing also be amended,  as applicable,  to conform to this condition  related to the Interfund Credit Facility.  If the requested  Exemptive Order is not issued,  the
Interfund  Credit  Facility will not be implemented  until such time as an order is issued (and then in accordance with the conditions set forth in such order) or interfund  loans  otherwise  become  permissible  under the Investment  Company Act.
This proposal is not contingent upon approval of the pending Exemptive Application.

         Accordingly,  in connection with the  establishment of the Interfund Credit Facility,  the Investment  Manager has
recommended that the Portfolios'  fundamental  investment  restrictions  with respect to borrowing be amended to allow each
Portfolio to borrow money  directly  from another  Portfolio in  accordance  with the  conditions  related to the Interfund
Credit Facility.

         If Proposal IV is approved by a Portfolio,  the current  fundamental  investment  restriction  applicable  to that
Portfolio  will be amended to permit the Portfolio to  participate  in the  Interfund  Credit  Facility by borrowing  money directly  from  another  Portfolio.  The  fundamental  investment  restrictions  which  currently  are  applicable  to  the
Portfolios  and which would be affected by approval of Proposal IV,  including  the proposed  changes  (underlined)  are as follows in italics.

o        AST Goldman Sachs Concentrated Growth Portfolio,  AST Strong  International  Equity Portfolio,  the AST MFS Global
Equity  Portfolio,  the AST PBHG Small-Cap Growth  Portfolio,  the AST DeAM Small-Cap Growth  Portfolio,  the AST Federated
Aggressive Growth Portfolio,  the AST Goldman Sachs Small-Cap Value Portfolio,  the AST DeAM Small-Cap Value Portfolio, the
AST Goldman Sachs Mid-Cap Growth  Portfolio,  the AST Neuberger Berman Mid-Cap Growth  Portfolio,  the AST Neuberger Berman
Mid-Cap  Value  Portfolio,  the AST Alger All-Cap  Growth  Portfolio,  the AST Gabelli  All-Cap  Value  Portfolio,  the AST
Alliance Growth Portfolio,  the AST MFS Growth Portfolio,  the AST Marsico Capital Growth Portfolio, the AST DeAM Large-Cap
Growth Portfolio,  the AST DeAM Large-Cap Value Portfolio,  the AST  Alliance/Bernstein  Growth + Value Portfolio,  the AST
Sanford Bernstein Core Value Portfolio,  the AST Cohen & Steers Realty  Portfolio,  the AST Sanford Bernstein Managed Index
500 Portfolio,  the AST American Century Income & Growth Portfolio,  the AST MFS Growth with Income Portfolio, the AST DeAM
Global Allocation Portfolio,  the AST Lord Abbett Bond-Debenture  Portfolio,  the AST Gabelli Small-Cap Value Portfolio and
the AST DeAM Bond Portfolio:

         No  Portfolio  may  borrow  money,  except  that a  Portfolio  may (i)  borrow  money for  non-leveraging, temporary  or  emergency  purposes,  and (ii)  engage in  reverse  repurchase  agreements  and make  other investments or engage in other  transactions,  which may involve a borrowing,  in a manner consistent with the  Portfolio's  investment  objective and policies;  provided that the combination of (i) and (ii) shall not  exceed  33 1/3%  of the  value  of the  Portfolio's  assets  (including  the  amount  borrowed)  less liabilities  (other than  borrowings)  or such other  percentage  permitted by law. Any  borrowings  which come to exceed  this  amount  will be reduced in  accordance  with  applicable  law.  Subject to the above limitations,  a Portfolio  may borrow from banks or other  persons to the extent  permitted by  applicable law,  including the Investment  Company Act of 1940, or to the extent permitted by any exemption from the
         ----------------------------------------------------------------------------------------------------------
         Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases,  no-action letters or
         ----------------------------------------------------------------------------------------------------------
         similar relief or interpretive guidance.
         ----------------------------------------

o        AST American Century International Growth Portfolio, AST American Century Strategic Balanced Portfolio:

         [A  Portfolio  may not] . . .  [b]orrow  any  money,  except in an amount  not in excess of 33 1/3% of the total assets of the Portfolio,  and then only for temporary,  emergency and extraordinary  purposes;  this
                                                           ---------
         does not prohibit the escrow and collateral  arrangements  in connection  with investment in interest rate futures  contracts and related options by the Portfolio.  Subject to the above  limitations,  a Portfolio
                                                                ---------------------------------------------------
         may borrow from persons to the extent permitted by applicable law,  including the Investment  Company Act
         ----------------------------------------------------------------------------------------------------------
         of 1940, or to the extent permitted by any exemption from the Investment  Company Act of 1940 that may be
         ----------------------------------------------------------------------------------------------------------
         granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.
         ------------------------------------------------------------------------------------------------------

o        AST T. Rowe Price Natural Resources Portfolio, AST T. Rowe Price Asset Allocation Portfolio:

         [The Portfolio may not] . . .[b]orrow  money except that the Portfolio may (i) borrow for  non-leveraging, temporary  or  emergency  purposes  and (ii)  engage  in  reverse  repurchase  agreements  and make  other investments or engage in other  transactions,  which may involve a borrowing,  in a manner consistent with the  Portfolio's  investment  objective and program,  provided that the  combination of (i) and (ii) shall not exceed 33 1/3% of the value of the  Portfolio's  total assets  (including  the amount  borrowed)  less liabilities  (other than  borrowings)  or such other  percentage  permitted by law. Any  borrowings  which come to exceed this amount will be reduced in  accordance  with  applicable  law. The Portfolio may borrow from banks,  other Price Portfolios or other persons to the extent permitted by applicable law, including
                                                                                                       ------------
         the  Investment  Company Act of 1940,  or to the extent  permitted by any exemption  from the  Investment
         ----------------------------------------------------------------------------------------------------------
         Company Act of 1940 that may be granted by the SEC,  or any SEC  releases,  no-action  letters or similar
         ----------------------------------------------------------------------------------------------------------
         relief or interpretive guidance.
         --------------------------------

o        AST DeAM International Equity Portfolio:

         [The  Portfolio  may not] . .  [b]orrow  money  except  from banks  persons to the  extent  permitted  by
                                                                             --------------------------------------
         applicable  law,  including  the  Investment  Company  Act of 1940,  or to the  extent  permitted  by any
         ----------------------------------------------------------------------------------------------------------
         exemption  from the Investment  Company Act of 1940 that may be granted by the SEC, or any SEC releases,
         ----------------------------------------------------------------------------------------------------------
         no-action  letters or similar relief or  interpretive  guidance,  and then in amounts up to 33 1/3% of the
         --------------------------------------------------------------------------
         Portfolio's total assets.

o        AST William Blair International Growth Portfolio:

         The Portfolio may borrow money for temporary or emergency  purposes (not for  leveraging or investment) in an amount not  exceeding 33 1/3% of the value of its total assets  (including  the amount  borrowed)  less liabilities  (other than  borrowings).  If borrowings exceed 33 1/3% of the value of the Portfolio's total assets by reason of a decline in net  assets,  the  Portfolio  will  reduce its  borrowings  within  three business  days to the extent  necessary  to comply  with the 33 1/3%  limitation.  This  policy  shall not prohibit reverse repurchase  agreements,  deposits of assets to margin or guarantee  positions in futures, options,  swaps or forward  contracts,  or the segregation of assets in connection  with such contracts.
                                                                                                                ---
         Subject to the above  limitations,  a  Portfolio  may borrow  from  persons  to the extent  permitted  by
         ----------------------------------------------------------------------------------------------------------
         applicable  law,  including  the  Investment  Company  Act of 1940,  or to the  extent  permitted  by any
         ----------------------------------------------------------------------------------------------------------
         exemption  from the Investment  Company Act of 1940 that may be granted by the SEC, or any SEC releases,
         ----------------------------------------------------------------------------------------------------------
         no-action letters or similar relief or interpretive guidance.
         -------------------------------------------------------------

o        AST Alliance Growth and Income Portfolio:

         The Portfolio will not borrow money except from banks persons to the extent  permitted by applicable law,
                                                               ----------------------------------------------------
         including  the  Investment  Company Act of 1940,  or to the extent  permitted by any  exemption  from the
         ----------------------------------------------------------------------------------------------------------
         Investment  Company Act of 1940 that may be granted by the SEC or any SEC releases,  no-action letters or
         ----------------------------------------------------------------------------------------------------------
         similar  relief  or  interpretive  guidance,  and then in  amounts  not in  excess of 33 1/3% of its total
         --------------------------------------------
         assets.  The  Portfolio may borrow at prevailing  interest  rates and invest the  Portfolios in additional securities.  The  Portfolio's  borrowings are limited so that  immediately  after such borrowing the value of the Portfolio's  assets  (including  borrowings) less its liabilities (not including  borrowings) is at least three times the amount of the  borrowings.  Should the Portfolio,  for any reason,  have  borrowings that do not meet the above test  then,  within  three  business  days,  the  Portfolio  must  reduce  such borrowings  so as to meet the  necessary  test.  Under  such a  circumstance,  the  Portfolio  may have to liquidate securities at a time when it is disadvantageous to do so.

o        AST INVESCO Capital Income Portfolio:

         [The  Portfolio  may not] . .  .[b]orrow  money  except  from banks  persons to the extent  permitted  by
                                                                              -------------------------------------
         applicable  law,  including  the  Investment  Company  Act of 1940,  or to the  extent  permitted  by any
         ----------------------------------------------------------------------------------------------------------
         exemption  from the  Investment  Company Act of 1940 that may be granted by the SEC or any SEC releases,
         ----------------------------------------------------------------------------------------------------------
         no-action  letters or similar relief or interpretive  guidance,  in excess of 533 1/3% of the value of its
         --------------------------------------------------------------
         total net assets, and when borrowing, it is a temporary measure   for temporary or emergency purposes.
                                                                           ---------------

o        AST T. Rowe Price Global Bond Portfolio:

         [The Portfolio may not] . . . [b]orrow money,  except as a temporary measure for temporary,  extraordinary
                                                                                      --- ---------
         or  emergency  purposes or except in  connection  with reverse  repurchase  agreements  provided  that the
         Portfolio  maintains  asset  coverage of 300% for all  borrowings.  Subject to the above  limitations,  a
                                                                             --------------------------------------
         Portfolio may borrow from persons to the extent  permitted by applicable  law,  including the  Investment
         ----------------------------------------------------------------------------------------------------------
         Company Act of 1940, or to the extent permitted by any exemption from the Investment  Company Act of 1940
         ----------------------------------------------------------------------------------------------------------
         that may be granted by the SEC, or any SEC releases,  no-action letters or similar relief or interpretive
         ----------------------------------------------------------------------------------------------------------
         guidance.
         ---------

o        AST Federated High Yield Portfolio:

         The  Portfolio  will not borrow  money  except as a temporary  measure  for  temporary,  extraordinary  or
                                                                                 --------------
         emergency  purposes and then only from banks persons to the extent permitted by applicable law, including
                                                      -------------------------------------------------------------
         the  Investment  Company Act of 1940,  or to the extent  permitted by any exemption  from the  Investment
         ----------------------------------------------------------------------------------------------------------
         Company  Act of 1940 that may be granted  by the SEC or any SEC  releases,  no-action  letters or similar
         ----------------------------------------------------------------------------------------------------------
         relief or  interpretive  guidance,  and only in amounts  not in excess of 533 1/3% of the value of its net
         ---------------------------------                                          -- ---
         assets,  taken  at the  lower  of  cost or  market.  In  addition,  to meet  redemption  requests  without immediately  selling  portfolio  securities,  the Portfolio may borrow up to one-third of the value of its total  assets  (including  the amount  borrowed)  less its  liabilities  (not  including  borrowings,  but including  the  current  fair  market  value of any  securities  carried  in open short  positions).  This practice is not for investment  leverage but solely to facilitate  management of the portfolio by enabling the Portfolio to meet  redemption  requests when the  liquidation of portfolio  securities is deemed to be inconvenient  or  disadvantageous.  If,  due to market  fluctuations  or other  reasons,  the value of the
         Portfolio's  assets  falls  below 300% of its  borrowings,  it will  reduce its  borrowings  within  three business  days.  No more than 10% of the value of the  Portfolio's  total  assets at the time of providing such security may be used to secure borrowings .

o        AST PIMCO Total Return Bond Portfolio, AST PIMCO Limited Maturity Bond Portfolio:

         The Portfolio will not borrow money, issue senior securities,  pledge,  mortgage,  hypothecate its assets, except that the Portfolio may (i) borrow from banks  persons to the extent  permitted by applicable  law,
                                                              -----------------------------------------------------
         including  the  Investment  Company Act of 1940,  or to the extent  permitted by any  exemption  from the
         ----------------------------------------------------------------------------------------------------------
         Investment  Company Act of 1940 that may be granted by the SEC or any SEC releases,  no-action letters or
         ----------------------------------------------------------------------------------------------------------
         similar relief or interpretive  guidance, or enter into reverse repurchase  agreements,  or employ similar
         ----------------------------------------
         investment techniques,  and pledge its assets in connection therewith,  but only if immediately after each borrowing  there is an asset  coverage of 300% and (ii) enter into  transactions  in options,  futures and options on futures and other  derivative  instruments  as  described  in the Trust's  Prospectus  and this
         Statement  (the  deposit  of assets in escrow in  connection  with the  writing  of  covered  put and call options  and  the  purchase  of  securities  on  a  when-issued  or  delayed  delivery  basis,  collateral arrangements  with respect to initial or variation  margin  deposits for future  contracts and commitments entered into under swap agreements or other  derivative  instruments,  will not be deemed to be pledges of the Portfolio's assets).

o        AST Money Market Portfolio:

         The  Portfolio  will not borrow money,  except from banks  persons to the extent  permitted by applicable
                                                                    -----------------------------------------------
         law,  including the Investment  Company Act of 1940, or to the extent permitted by any exemption from the
         ----------------------------------------------------------------------------------------------------------
         Investment  Company Act of 1940 that may be granted by the SEC or any SEC releases,  no-action letters or
         ----------------------------------------------------------------------------------------------------------
         similar relief or  interpretive  guidance,  for temporary,  extraordinary  or emergency  purposes and then
         ---------------------------------------------------------
         only in amounts not to exceed 1033 1/3% of the value of the  Portfolio's  total assets,  taken at cost, at
                                         ------
         the time of such  borrowing.  The Portfolio may not mortgage,  pledge or hypothecate  any assets except in connection  with any such borrowing and in amounts not to exceed 10% of the value of the  Portfolio's  net assets  at the time of such  borrowing.  The  Portfolio  will not  purchase  securities  while  borrowings exceed 5% of the  Portfolio's  total  assets.  This  borrowing  provision  is included to  facilitate  the orderly sale of securities,  for example,  in the event of abnormally  heavy redemption  requests,  and is not for investment purposes and shall not apply to reverse repurchase agreements.

         The  shareholders  of each  Portfolio  will vote  separately  on  Proposal  IV.  Approval  of  Proposal  IV by the
shareholders  of any Portfolio is not contingent upon approval of Proposal IV by the  shareholders of any other  Portfolio.
If Proposal IV is approved by a Portfolio,  the current fundamental  investment  restriction regarding borrowing activities applicable to each such Portfolio  will be amended as indicated  above to allow the Portfolio to borrow money directly from another Portfolio.

THE TRUSTEES,  INCLUDING THE  INDEPENDENT  TRUSTEES,  RECOMMEND THAT THE  SHAREHOLDERS OF EACH OF THE PORTFOLIOS VOTE "FOR"
PROPOSAL IV.  ANY UNMARKED PROXIES WILL BE SO VOTED.

                                                        PROPOSAL V

                                            APPROVAL OF CHANGES TO FUNDAMENTAL
                                                  INVESTMENT RESTRICTIONS
                                       WITH RESPECT TO INVESTMENT IN A SINGLE ISSUER

         In addition to approval of the operation of the Interfund  Credit Facility,  the Exemptive  Application also seeks permission to implement the Cash Sweep and Securities  Lending Cash  Collateral  Management  Program.  Under the Cash Sweep
and Securities Lending Cash Collateral  Management  Program,  the Portfolios would invest on a daily basis their uninvested cash and cash  collateral in affiliated  unregistered  and  registered  money market funds (the "Money  Market  Funds").  A
Portfolio's  uninvested  cash may result from a variety of sources  including  dividends or interest  received on portfolio securities,  unsettled  securities  transactions,  reserves held for investment  strategy  purposes,  scheduled maturity of investments,  liquidation  of investment  securities to meet  anticipated  redemptions,  dividend  payments,  or new monies received from  investors.  The Trust  estimates  that at any given time it is possible that as much as 25% of a Portfolio's total assets could consist of  uninvested  cash. In addition,  a Portfolio's  cash  collateral is received when a Portfolio participates in the Trust's  Securities  Lending  Program whereby a Portfolio lends certain of its portfolio  securities to borrowers,  who deposit  cash with the  Portfolio's  custodian  as security  for the loans.  The Money Market Funds will be cash  management  vehicles that seek to provide current income  consistent with the  preservation of capital and liquidity.
Pursuant to the Cash Sweep and Securities Lending Cash Collateral  Management  Program, a Portfolio may earn higher returns on its  uninvested  cash and cash  collateral  than could be attained by investing  directly in money market  securities or other types of  investments,  would  further  diversify  its  holdings by holding  shares of the Money  Market  Funds,  and eliminate  transaction  costs currently  incurred in connection with its short-term  investment of cash. The Trust requires an exemptive order,  which may be included in the Exemptive Order,  from the Commission to exempt the operation of the Cash
Sweep and Securities  Lending Cash  Collateral  Management  Program from certain  provisions of the Investment  Company Act that limit the  percentage of an investment  company that another  investment  company may acquire,  and  provisions of the
Investment  Company Act that restrict or prohibit  certain  affiliated or joint  transactions  among funds.  However,  this proposal is not contingent upon approval of the pending Exemptive Application or issuance of the Exemptive Order.

         The Proposal V Voting Portfolios  currently have fundamental  investment  restrictions that restrict a Portfolio's investment  in a single  issuer to 5 percent  of the  Portfolio's  assets  and/or 10 percent  of the  issuer's  securities.
Pursuant to the Cash Sweep and Securities Lending Cash Collateral  Management  Program, a Portfolio would be able to invest up to 25 percent of its total assets in a Money  Market  Fund.  Amending the  Portfolios'  current  fundamental  investment restriction  would enable the Portfolios to take advantage of the investment  opportunities  that would be presented by the
Cash Sweep and Securities  Lending Cash  Collateral  Management  Program  Accordingly,  it is proposed that each Proposal V
Voting  Portfolio's  fundamental  investment  restriction with respect to investment in a single issuer be amended to allow investment in the Money Market Funds up to the limit provided under the Cash Sweep and Securities  Lending Cash  Collateral
Management Program.

         Provisions  of the  Investment  Company  Act with  respect  to fund  diversification  limit a  diversified  fund's investment in a single issuer,  but only with respect to 75 percent of the fund's total assets,  to 5 percent of the fund's total  assets and 10 percent  of the  issuer's  securities.  By  amending  each  applicable  Proposal V Voting  Portfolio's fundamental  investment  restriction  to meet the Investment  Company Act limits  regarding  diversification,  a Proposal V
Voting  Portfolio  would  be able to  meet  the  diversification  requirements  under  the  Investment  Company  Act and to participate in the Cash Sweep and Securities  Lending Cash  Collateral  Management  Program up to the limits allowed in the
Program.  Accordingly,  it is proposed that each Proposal V Voting  Portfolio's  fundamental  investment  restrictions with respect to investment in a single issuer be so amended.

         The fundamental  investment  restrictions  which currently are applicable to the Proposal V Voting  Portfolios and which would be affected by approval of Proposal V, including the proposed changes (underlined) are as follows in italics.

o        AST Alliance Growth and Income Portfolio:

         As to 75% of the value of its total  assets,  Tthe  Portfolio  will not purchase a security of any issuer
         -----------------------------------------------                                             --------------
         (other  than  securities  issued  or  guaranteed  by the  U.S.  Government  or any  of  its  agencies  or
         ----------------------------------------------------------------------------------------------------------
         instrumentalities,  or securities of other investment  companies) if as a result,  the Portfolio would own
         ----------------------------------------------------------------
         more than 10% of the  outstanding  voting  securities  of any issuer (a) more than 5% of the  Portfolio's
                                                                              -------------------------------------
         total assets would be invested in the  securities of that issuer,  or (b) the  Portfolio  would hold more
         ----------------------------------------------------------------------------------------------------------
         than 10% of the outstanding voting securities of that issuer.
         -------------------------------------------------------------

o        AST INVESCO Capital Income Portfolio:

         [The  Portfolio may not] . . . [a]s to 75% of the value of its total assets,  Ppurchase a security of any
                                        --------------------------------------------             ---------- -------
         issuer  (other than  securities  issued or  guaranteed  by the U.S.  Government or any of its agencies or
         ----------------------------------------------------------------------------------------------------------
         instrumentalities,  or securities of other investment  companies) if as a result, (a) more than 5% of the
         ----------------------------------------------------------------------------------------------------------
         Portfolio's  total assets would be invested in the securities of that issuer,  or (b) the Portfolio would
         ----------------------------------------------------------------------------------------------------------
         hold more than 10% of the outstanding voting securities of that issuer.  securities if the purchase would
         ----------------------------------------------------------------------------------------------------------
         cause the Portfolio,  at the time, to have more than 5% of its total assets invested in the securities of
         ----------------------------------------------------------------------------------------------------------
         any one company or to own more than 10% of the voting  securities of any one company (except  obligations
         ----------------------------------------------------------------------------------------------------------
         issued or guaranteed by the US Government).
         --------------------------------------------

o        AST Goldman Sachs Concentrated Growth Portfolio:

         The Portfolio  will not purchase a security if as a result,  the Portfolio  would own more than 10% of the outstanding voting securities of any issuer.

         The  shareholders  of each Proposal V Voting  Portfolio will vote separately on Proposal V. Approval of Proposal V by the  shareholders of any Proposal V Voting  Portfolio is not contingent upon approval of Proposal V by the  shareholders of the other  Proposal V Voting  Portfolios.  If  Proposal V is  approved  by a Proposal V Voting  Portfolio,  the  current fundamental  investment  restriction  with respect to  investment  in a single  issuer  applicable  to a Portfolio  will be amended as indicated above.

THE TRUSTEES,  INCLUDING THE INDEPENDENT  TRUSTEES,  RECOMMEND THAT THE  SHAREHOLDERS  OF THE PROPOSAL V VOTING  PORTFOLIOS
VOTE "FOR" PROPOSAL V.  ANY UNMARKED PROXIES THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

                                                     PROPOSAL VI

                                            APPROVAL OF CHANGES TO FUNDAMENTAL
                                                  INVESTMENT RESTRICTIONS
                                      WITH RESPECT TO DIVERSIFICATION CLASSIFICATION

         The  Investment   Company  Act  requires  all  mutual  funds  to  specify  whether  they  are   "diversified"   or
"non-diversified".  The AST  Goldman  Sachs  Concentrated  Growth  Portfolio  (the  "Concentrated  Growth  Portfolio")  has
historically  elected to be classified as a  "diversified"  fund under the Investment  Company Act. As a diversified  fund, at least 75% of the value of the Concentrated  Growth  Portfolio's  assets must be represented by cash and cash items, U.S.
Government  securities,  securities of other investment  companies,  and other  securities  limited with respect to any one issuer  to an  amount  not  greater  than 5% of the  value of the  Portfolio's  total  assets  and not more than 10% of the outstanding  voting  securities  of such issuer (the  "Diversification  Requirement").  In effect,  a  diversified  fund is limited,  with respect to 75% of its total assets,  to investment  in a single issuer of 5% of the  Portfolio's  assets and
10% of the issuer's  outstanding  voting stock.  A fund may not change its  classification  as a  diversified  fund without shareholder  approval.  In addition,  the AST Goldman  Sachs  Concentrated  Growth  Portfolio  has adopted its  diversified policy  as  a  fundamental  investment  restriction  of  the  Portfolio.  As  a  fundamental  investment  restriction,  the
Portfolio's policy may not be changed without shareholder approval.

         Goldman Sachs Asset  Management  ("Goldman")  replaced  Janus Capital  Management  LLC as  sub-advisor  to the AST
Goldman  Sachs  Concentrated  Growth  Portfolio on November  11, 2002.  As the current  sub-advisor,  Goldman's  investment strategy with respect to the AST Goldman Sachs  Concentrated  Growth Portfolio will be to focus portfolio  investments on a smaller number of stocks compared to the previous  investment  strategy.  Thus,  Goldman wants the flexibility to invest in a single issuer to a greater extent than permitted  under the  Diversification  Requirement.  Accordingly,  shareholders of the Concentrated  Growth  Portfolio are being asked to change the Concentrated  Growth  Portfolio's  classification  from a diversified fund to a non-diversified fund, and the Concentrated Growth Portfolio's  fundamental  investment restriction to reflect the same, in order to accommodate the proposed  investment  strategy for the Portfolio.  This flexibility  would be available to any successor sub-advisors to the Portfolio.

         The AST Goldman Sachs Mid-Cap Growth  Portfolio has historically  elected to be classified as a  "non-diversified"
fund under the  Investment  Company Act. Under the Investment  Company Act, a  non-diversified  fund is defined as any fund that is not a  diversified  fund.  The  Internal  Revenue  Code of 1986,  as amended  ("IRC"),  though,  specifies  certain diversification  requirements for a mutual fund in order to be treated as a regulated  investment  company for tax purposes regardless of whether a fund is  diversified or  non-diversified  under the  Investment  Company Act. In effect,  these IRC requirements  limit a fund,  with respect to 50% of its total assets,  to investment in a single issuer of 5% of the fund's assets and 10% of the issuer's  outstanding  voting stock.  The AST Goldman Sachs Mid-Cap Growth  Portfolio has adopted its classification as non-diversified as a fundamental  investment  restriction of the Portfolio.  As a fundamental  investment restriction, the Portfolio's classification as non-diversified may not be changed without shareholder approval.

         Goldman's  investment  strategy with respect to the AST Goldman Sachs Mid-Cap  Growth  Portfolio will be to manage the Portfolio as a diversified  fund rather than a  non-diversified  fund.  Accordingly,  shareholders of the Portfolio are being  asked to  change  the  Portfolio's  fundamental  investment  restriction  to  reflect  a change  in the  Portfolio's classification  from a non-diversified  fund to a diversified fund in order to accommodate  Goldman's  investment  strategy for the Portfolio.

         If Proposal VI is approved by a Proposal VI Voting Portfolio,  the current fundamental investment restriction with respect to fund  diversification  applicable  to that  Portfolio  will be  amended  as  discussed  above.  The  fundamental investment  restrictions  which  currently are applicable to the Proposal VI Voting  Portfolios and which would be affected by approval of Proposal VI, including the proposed changes (underlined) are as follows in italics.

o        AST Goldman Sachs Concentrated Growth Portfolio:

         As to75% 50% of the value of its total assets,  the Portfolio  will not purchase a security of any issuer
                                                                                 ------------------- --------------
         (other  than  securities  issued  or  guaranteed  by the  U.S.  Government  or any  of  its  agencies  or
         ----------------------------------------------------------------------------------------------------------
         instrumentalities,  or securities of other investment  companies) if as a result,  (a) more than 5% of the
         -------------------------------------------------------------------------------------------------
         Portfolio's total assets would be invested in the securities of that issuer,  and (b) the Portfolio would
                                 -                                                  -------------------------------
         hold more than 10% of the outstanding voting securities of that issuer.
         -----------------------------------------------------------------------

o        AST Goldman Sachs Mid-Cap Growth Portfolio:

         As to50% 75% of the value of its total assets,  the  Portfolio  will not purchase a security of any issuer
         (other  than  securities  issued  or  guaranteed  by  the  U.S.  Government  or any  of  its  agencies  or instrumentalities,  or securities of other investment  companies) if as a result,  (a) more than 5% of the
                             --------------------------------------------
         Portfolio's total assets would be invested in the securities of that issuer,  and (b) the Portfolio would
                                                                                    -------------------------------
         hold more than 10% of the outstanding voting securities of that issuer.
         ----------------------------------------------------------------------

         The  shareholders  of each Proposal VI Voting  Portfolio will vote separately on Proposal VI. Approval of Proposal
VI by the  shareholders  of any  Proposal  VI Voting  Portfolio  is not  contingent  upon  approval  of  Proposal VI by the shareholders  of the other  Proposal VI Voting  Portfolio.  If  Proposal VI is approved by a Proposal VI Voting  Portfolio, the current  fundamental  investment  restriction  with respect to  diversification  applicable to that  Portfolio  will be amended as indicated above.

THE TRUSTEES,  INCLUDING THE INDEPENDENT  TRUSTEES,  RECOMMEND THAT THE  SHAREHOLDERS OF THE PROPOSAL VI VOTING  PORTFOLIOS
VOTE "FOR" PROPOSAL VI.  ANY UNMARKED PROXIES THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

                                                    PROPOSAL VII

 APPROVAL OF RECLASSIFICATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS FROM "FUNDAMENTAL" TO "NON-FUNDAMENTAL"

         The shareholders of each of the Proposal VII Voting Portfolios are being asked to approve the  reclassification of certain fundamental investment  restrictions from "fundamental" to "non-fundamental".  Fundamental investment  restrictions may not be  changed  without  shareholder  approval  while  non-fundamental  investment  restrictions  may be  changed  (or eliminated)  by the  Trustees  without  shareholder  approval.  In certain  cases,  the  current  fundamental  restrictions proposed for reclassification  reflect regulatory,  business or industry conditions,  practices or requirements that are no longer in effect.  In some cases,  the fundamental  restrictions  reflect  requirements of the Investment  Company Act that would continue to apply to the subject  Portfolios even though the current  fundamental  restrictions  are  eliminated.  In other  cases,  the  current  fundamental  restrictions  proposed  for  reclassification  reflect  limitations  adopted by a
Portfolio's  sub-advisor  with respect to other funds similarly  managed by the  sub-advisor.  In each case,  however,  the
Investment Company Act does not require a fundamental investment restriction.

         Reclassification of these fundamental investment  restrictions would reduce administrative burdens associated with the restriction and provide additional  flexibility to pursue investment  policies  consistent with current law without the significant delay and expense to the Portfolios of seeking for shareholder  approval.  The  reclassification of the subject fundamental  investment  restrictions is not anticipated to affect the manner in which any Proposal VII Portfolio currently is managed.  The Trust will  continue to be afforded  protections  under the  Investment  Company Act  notwithstanding  the reclassification of the subject fundamental investment restrictions.

         If Proposal VII is approved by a Proposal VII Voting Portfolio,  the current fundamental  investment  restrictions applicable  to that  Portfolio  that are  permitted to be made  non-fundamental  under the  Investment  Company Act will be reclassified as a non-fundamental investment restriction as follows.

o        Investment  Restrictions  Applicable Only to the AST Alliance Growth and Income Portfolio,  the AST INVESCO Equity
Income  Portfolio,  the AST  Federated  High Yield  Portfolio,  the AST PIMCO Total  Return Bond  Portfolio,  the AST PIMCO
Limited Maturity Bond Portfolio and the AST Money Market Portfolio:

         A Portfolio will not buy any securities or other  property on margin  (except for such  short-term  credits as are necessary for the clearance of transactions).

         A Portfolio will not invest in companies for the purpose of exercising control or management.

o        Investment Restrictions Applicable Only to the AST Alliance Growth and Income Portfolio:

         The Portfolio will not pledge,  mortgage,  or hypothecate its assets -- however,  this provision does not apply to the grant of escrow  receipts or the entry into other  similar  escrow  arrangements  arising out of the writing of covered call options.

         The  Portfolio  will not purchase  securities  of any issuer  unless it or its  predecessor  has a record of three years'  continuous  operation,  except that the Portfolio  may purchase  securities  of such issuers  through  subscription offers or other rights it receives as a security  holder of  companies  offering  such  subscriptions  or rights,  and such purchases will then be limited in the aggregate to 5% of the Portfolio's net assets at the time of investment.

         The Portfolio will not make short sales except short sales made "against the box" to defer  recognition of taxable gains or losses.

         The Portfolio will not purchase a security if as a result,  more than 5% of the value of that Portfolio's  assets, at market value,  would be invested in the  securities of issuers  which,  with their  predecessors,  have been in business less than three years.

o        Investment Restrictions Applicable Only to the AST INVESCO Equity Income Portfolio:

         The Portfolio may not issue preference shares or create any funded debt.

         The Portfolio may not sell short.

         The Portfolio may not purchase any security or enter into a repurchase  agreement,  if as a result,  more than 15%
of its net assets  would be  invested  in  repurchase  agreements  not  entitling  the holder to payment of  principal  and interest  within seven days and in securities  that are illiquid by virtue of legal or contractual  restrictions  on resale or the absence of a readily available market.  The Trustees or the Investment  Manager or the Sub-advisor,  acting pursuant to authority  delegated by the Trustees,  may determine that a readily available market exists for securities  eligible for resale  pursuant to Rule 144A under the  Securities  Act of 1933,  or any successor to that rule,  and therefore  that such securities are not subject to the foregoing limitation.

o        Investment Restrictions Applicable Only to the AST Federated High Yield Portfolio:

         The  Portfolio  will not  purchase  any  securities  on margin but may obtain  such  short-term  credits as may be necessary for the clearance of transactions.

         The Portfolio will not invest more than 5% of the value of its total assets in securities of companies,  including their predecessors, that have been in operation for less than three years.

         The Portfolio  will not invest more than 5% of the value of its total assets in foreign  securities  which are not publicly traded in the United States.

         The Portfolio will not write, purchase, or sell puts, calls, or any combination thereof.

         The Portfolio will not make short sales of securities or maintain  short  positions,  unless:  during the time the short position is open, it owns an equal amount of the securities sold or securities  readily and freely  convertible  into or  exchangeable,  without  payment of additional  consideration,  for securities of the same issue as, and equal in amount to, the  securities  sold short;  and not more than 10% of the  Portfolio's  net assets (taken at current value) is held as collateral for such sales at any one time.

         The  Portfolio  will not purchase  securities of a company for the purpose of  exercising  control or  management.
However,  the  Portfolio  may invest in up to 10% of the voting  securities  of any one issuer and may  exercise its voting powers  consistent  with the best  interests  of the  Portfolio.  From time to time,  the  Portfolio,  together  with other investment  companies advised by subsidiaries or affiliates of Federated  Investors,  may together buy and hold substantial amounts of a company's  voting  stock.  All such stock may be voted  together.  In some such cases,  the  Portfolio and the other  investment  companies might  collectively be considered to be in control of the company in which they have invested.
In some  cases,  Trustee,  agents,  employees,  officers,  or others  affiliated  with or  acting  for the  Portfolio,  its
Sub-advisor, or affiliated companies might possibly become directors of companies in which the Portfolio holds stock.

o        Investment Restrictions Applicable Only to the AST PIMCO Total Return Bond Portfolio:

         The Portfolio will not maintain a short position, or purchase,  write or sell puts, calls,  straddles,  spreads or combinations  thereof,  except as set forth in the Trust's  Prospectus  and this  Statement  for  transactions  in options, futures, and options on futures transactions arising under swap agreements or other derivative instruments.

o        Investment Restrictions Applicable Only to the AST PIMCO Limited Maturity Bond Portfolio:

         The Portfolio may not maintain a short position,  or purchase,  write or sell puts, calls,  straddles,  spreads or combinations thereof, except on such conditions as may be set forth in the Prospectus and in this Statement.

o        Investment Restrictions Applicable Only to the AST Money Market Portfolio:

         The Portfolio will not acquire any illiquid  securities,  such as repurchase  agreements with more than seven days to maturity or fixed time deposits with a duration of over seven  calendar days, if as a result  thereof,  more than 10% of the market value of the Portfolio's total assets would be in investments which are illiquid.

         The  Portfolio  will not  purchase  securities  on margin,  make short  sales of  securities,  or maintain a short position,  provided  that this  restriction  shall not be deemed to be  applicable  to the purchase or sale of  when-issued securities or of securities for delivery at a future date.

         The  shareholders  of each  Proposal  VII Voting  Portfolio  will vote  separately  on Proposal  VII.  Approval of
Proposal VII by the  shareholders  of any Proposal VII Voting  Portfolio is not contingent upon approval of Proposal VII by the  shareholders  of the other  Proposal  VII Voting  Portfolios.  If Proposal  VII is  approved by a Proposal  VII Voting
Portfolio,  the  current  fundamental  investment  restriction  applicable  to that  Portfolio  will be  reclassified  as a non-fundamental investment restriction.

THE TRUSTEES,  INCLUDING THE INDEPENDENT  TRUSTEES,  RECOMMEND THAT THE SHAREHOLDERS OF THE PROPOSAL VII VOTING  PORTFOLIOS
VOTE "FOR" PROPOSAL VII.  ANY UNMARKED PROXIES THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

Other Matters and Shareholder Proposals

         The Board of Trustees  intends to bring  before the Meeting the  matters set forth in the  foregoing  Notice.  The
Trustees do not expect any other business to be brought  before the Meeting.  If,  however,  any other matters are properly presented to the Meeting for action,  it is intended that the persons  named in the enclosed  proxy will vote in accordance with their  judgment.  A  shareholder  executing  and  returning a proxy may revoke it at any time prior to its exercise by written  notice of such  revocation  to the  Secretary of the Trust,  by execution of a subsequent  proxy,  or by voting in person at the Meeting.

         The presence in person or by proxy of the holders of one-third of the outstanding  shares of the Trust is required to  constitute  a quorum at the  Meeting.  Because  ASLAC is the legal  owner of nearly  100% of each  Portfolio's  shares,
ASLAC's  presence  at the  Meeting  will  constitute  a quorum  under the  Trust's  By-laws.  Shares  beneficially  held by shareholders  present in person or represented  by proxy at the Meeting will be counted for the purpose of calculating  the votes cast on the issues  before the  Meeting.  Approval of  Proposals  I, III,  IV, V, VI and VII  requires  the vote of a
"majority of the outstanding  voting  securities," of the Portfolio,  as defined in the Investment Company Act, which means the vote of 67% or more of the shares of the  Portfolio  present  at the  Meeting,  if the  holders of more than 50% of the outstanding  shares of the Portfolio are present or represented by proxy,  or the vote of more than 50% of the  outstanding shares of the  Portfolio,  whichever is less.  With  respect to Proposal  II, a plurality of votes cast at the Meeting,  in person or by proxy,  will elect a Trustee.  There is no cumulative  voting in the election of Trustees.  An abstention by a shareholder  on any of these  Proposals,  either  by proxy or by vote in  person  at a  Meeting,  has the same  effect as a negative vote.

         Shareholders  beneficially  owning more than one  Portfolio  generally  will receive a single proxy  statement and proxy card.  It is important to mark, sign, date and return all proxy cards received.
                                                            ---

         In the event that  sufficient  votes to approve any proposal are not  received,  the persons  named as proxies may propose one or more  adjournments  of the Meeting to permit further  solicitation  of proxies.  Any such  adjournment  will require the affirmative  vote of a majority of those shares  represented at the Meeting in person or by proxy.  The persons named as proxies will vote those  proxies that they are  entitled to vote FOR or AGAINST any such  adjournment  proposal in their discretion.

         The Trust is not  required  to hold and will not  ordinarily  hold  annual  shareholders'  meetings.  The Board of
Trustees  may call  special  meetings of the  shareholders  for action by  shareholder  vote as required by the  Investment
Company Act or the Trust's Declaration of Trust.

         Pursuant to rules adopted by the Commission,  a shareholder may include in proxy statements relating to annual and other  meetings of the  shareholders  of the Trust  certain  proposals  for  shareholder  action which he or she intends to introduce  at such  meetings;  provided,  among other  things,  that such  proposal  must be received by the Trust at least thirty  days  before a  solicitation  of  proxies  is made for such  meeting.  Timely  submission  of a  proposal  does not necessarily mean that the proposal will be included.

                                                              By order of the Board of Trustees

                                                              /s/ Edward P. Macdonald
                                                              Edward P. Macdonald
                                                              Secretary
                                                              American Skandia Trust

EXHIBIT B

------------------------------------------------------ ------------------ ----------------- ---------------
                      AST Funds                         Date of Current      Investment     Amount of Fee
                                                          Investment       Management Fee   Paid to ASISI
                                                          Management                         last Fiscal
                                                           Agreement                             Year
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------

------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Strong Internat'l Equity Portfolio                  12/10/2001             0.87%         3,326,254
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST William Blair International Growth Portfolio        11/11/2002             1.00%         4,293,094
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST American Century Internat'l Growth Portfolio          5/1/2000             1.00%         4,623,343
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST DeAM International Equity Portfolio                   5/1/2002             1.00%         1,329,260
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST MFS Global Equity Portfolio                         10/18/1999             1.00%           628,385
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST PBHG Small-Cap Growth Portfolio                      9/15/2001             0.90%         3,139,282
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST DeAM Small-Cap Growth Portfolio                     12/10/2001             0.95%         3,307,221
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Federated Aggressive Growth Portfolio               10/23/2000             0.95%           255,482
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Goldman Sachs Small-Cap Value Portfolio               5/1/2001             0.95%         4,488,013
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Gabelli Small-Cap Value Portfolio                   10/23/2000             0.90%         4,711,797
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST DeAM Small-Cap Value Portfolio                        5/1/2002             0.95%            39,575
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Goldman Sachs Mid-Cap Growth Portfolio              11/11/2002             1.00%           591,557
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Neuberger Berman Mid-Cap Growth Portfolio             5/1/1998             0.90%         3,457,835
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Neuberger Berman Mid-Cap Value Portfolio              5/1/1998             0.90%         8,428,514
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Alger All-Cap Growth Portfolio                      12/31/1999             0.95%         4,831,748
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Gabelli All-Cap Value Portfolio                     10/23/2000             0.95%         1,317,380
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST T. Rowe Price Natural Resources Portfolio             5/1/1995             0.90%         1,334,499
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Alliance Growth Portfolio                             5/1/2000             0.90%         3,051,290
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST MFS Growth Portfolio                                10/18/1999             0.90%         6,513,842
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Marsico Capital Growth Portfolio                    12/22/1997             0.90%        10,727,759
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Goldman Sachs Concentrated Growth Portfolio         11/11/2002             0.90%        14,657,442
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST DeAM Large-Cap Growth Portfolio                       5/1/2002             0.85%           377,582
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST DeAM Large-Cap Value Portfolio                        5/1/2002             0.85%           766,469
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Alliance/Bernstein Growth + Value Portfolio           5/1/2001             0.90%           312,093
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Sanford Bernstein Core Value Portfolio                5/1/2001             0.75%           617,386
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Cohen & Steers Realty Portfolio                       1/2/1998             1.00%         1,871,717
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Sanford Bernstein Managed Index 500 Portfolio         5/1/2000             0.60%         3,161,195
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST American Century Income & Growth Portfolio            5/4/1999             0.75%         2,344,395
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Alliance Growth and Income Portfolio                  5/1/2000             0.75%        11,270,925
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST MFS Growth with Income Portfolio                    10/18/1999             0.90%           868,818
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST INVESCO Equity Income Portfolio                       1/3/1994             0.75%         6,322,700
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST DeAM Global Allocation Portfolio                      5/1/2002             0.10%         1,329,911
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST American Century Strategic Balanced Portfolio       12/30/1996             0.85%         1,649,127
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST T. Rowe Price Asset Allocation Portfolio              1/3/1994             0.85%         2,533,863
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST T. Rowe Price Global Bond Portfolio                   5/1/1996             0.80%         1,179,262
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Federated High Yield Portfolio                        1/3/1994             0.75%         4,012,796
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Lord Abbett Bond-Debenture Portfolio                10/23/2000             0.80%           760,144
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST DeAM Bond Portfolio                                   5/1/2002             0.85%           603,169
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST PIMCO Total Return Bond Portfolio                     1/3/1994             0.65%        12,286,582
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST PIMCO Limited Maturity Bond Portfolio                 5/1/1995             0.65%         5,426,765
------------------------------------------------------ ------------------ ----------------- ---------------
------------------------------------------------------ ------------------ ----------------- ---------------
AST Money Market Portfolio                               9/15/2001             0.50%        12,719,198
------------------------------------------------------ ------------------ ----------------- ---------------

EXHIBIT C

------------------------------------------------------ -------------------------- --------------------
                Comparable ASAF Funds                     Total Net Assets on         Investment
                                                         December 31, 2002 (in      Management Fee
                                                               millions)
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------

------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Strong International Equity Fund                              42                   1.10%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF William Blair International Growth Fund                      137                   1.00%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF American Century International Growth Fund                    54                   1.00%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF DeAM International Equity Fund                                51                   1.10%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF PBHG Small-Cap Growth Fund                                    98                   0.90%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF DeAM Small-Cap Growth Fund                                    38                   0.95%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Gabelli Small-Cap Value Fund                                 175                   1.00%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Goldman Sachs Mid-Cap Growth Fund                             19                   1.00%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Neuberger Berman Mid-Cap Growth Fund                         142                   0.90%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Neuberger Berman Mid-Cap Value Fund                          189                   0.90%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Alger All-Cap Growth Fund                                     24                   0.95%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Gabelli All-Cap Value Fund                                    67                   0.95%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Alliance Growth Fund                                          78                   0.90%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Marsico Capital Growth Fund                                  565                   1.00%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Goldman Sachs Concentrated Growth Fund                       525                   1.00%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF DeAm Large-Cap Growth Fund                                     2                   0.90%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF DeAM Large-Cap Value Fund                                      1                   0.90%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Alliance/Bernstein Growth + Value Fund                        11                   1.00%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Sanford Bernstein Core Value Fund                             27                   0.85%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Sanford Bernstein Managed Index 500 Fund                     124                   0.80%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Alliance Growth and Income Fund                              227                   1.00%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF MFS Growth with Income Fund                                   37                   1.00%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF INVESCO Equity Income Fund                                   200                   0.75%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF American Century Strategic Balanced Fund                     136                   0.90%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Federated High Yield Fund                                    160                   0.70%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF PIMCO Total Return Bond Fund                                 555                   0.65%
------------------------------------------------------ -------------------------- --------------------
------------------------------------------------------ -------------------------- --------------------
ASAF Money Market Fund                                            389                   0.50%
------------------------------------------------------ -------------------------- --------------------

EXHIBIT D

-------------------------------------------------------------------------------------------------------
          Comparable Prudential Portfolios              Total Net Assets on     Investment Management
                                                         December 31, 2002               Fee
                                                           (in Millions)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 Money Market                                            1,371,843,010                   0.40%
-------------------------------------------------------------------------------------------------------
 Diversified Bond                                        1,370,698,067                   0.40%
-------------------------------------------------------------------------------------------------------
 Equity                                                  3,275,281,110                   0.45%
-------------------------------------------------------------------------------------------------------
 Flexible Managed                                        3,181,622,066                   0.60%
-------------------------------------------------------------------------------------------------------
 Conservative Balanced                                   2,661,027,442                   0.55%
-------------------------------------------------------------------------------------------------------
 High Yield Bond                                         1,130,770,710                   0.55%
-------------------------------------------------------------------------------------------------------
 Stock Index                                             2,353,108,247            0.35% to $4 bil
                                                                                 0.30% over $4 bil
-------------------------------------------------------------------------------------------------------
 Value                                                   1,245,014,298                   0.40%
-------------------------------------------------------------------------------------------------------
 Natural Resources                                         379,144,204                   0.45%
-------------------------------------------------------------------------------------------------------
 Government Income                                         484,312,354                   0.40%
-------------------------------------------------------------------------------------------------------
 Zero Coupon Bond 2005                                      66,841,050                   0.40%
-------------------------------------------------------------------------------------------------------
 Small Capitalization Stock                                467,504,648                   0.40%
-------------------------------------------------------------------------------------------------------
 Jennison                                                1,436,742,496                   0.60%
-------------------------------------------------------------------------------------------------------
Global                                                     515,054,897                   0.75%
-------------------------------------------------------------------------------------------------------
 Jennison 20/20 Focus                                       64,658,172                   0.75%
-------------------------------------------------------------------------------------------------------
 Diversified Conservative Growth                           157,063,832                   0.75%
-------------------------------------------------------------------------------------------------------
 SP Davis Value                                            164,766,949                   0.75%
-------------------------------------------------------------------------------------------------------
 SP Large Cap Value                                         38,310,158                   0.80%
-------------------------------------------------------------------------------------------------------
 SP Small / Mid Cap Value                                   98,706,491                   0.90%
-------------------------------------------------------------------------------------------------------
 SP AIM Core Equity                                         13,907,003                   0.85%
-------------------------------------------------------------------------------------------------------
 SP AIM Aggressive Growth                                    9,338,725                   0.95%
-------------------------------------------------------------------------------------------------------
 SP MFS Capital Opportunities                                9,326,626                   0.75%
-------------------------------------------------------------------------------------------------------
 SP Mid-Cap Growth                                          17,977,405                   0.80%
-------------------------------------------------------------------------------------------------------
 SP Alliance Large Cap Growth                               57,556,962                   0.90%
-------------------------------------------------------------------------------------------------------
 SP Alliance Technology Portfolio                            6,536,855                   1.15%
-------------------------------------------------------------------------------------------------------
 SP INVESCO Small Company Growth                            12,500,818                   0.95%
-------------------------------------------------------------------------------------------------------
 SP Deutsche International Equity Portfolio                 46,324,671                   0.90%
-------------------------------------------------------------------------------------------------------
 SP Prudential U.S. Emerging Growth                         51,159,411                   0.60%
-------------------------------------------------------------------------------------------------------
 SP Jennison International Growth                           58,656,850                   0.85%
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 SP PIMCO Total Return                                     471,264,478                   0.60%
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 SP PIMCO High Yield                                       112,410,388                   0.60%
-------------------------------------------------------------------------------------------------------
 SP Conservative Asset Allocation                          117,132,825                   0.05%
-------------------------------------------------------------------------------------------------------
 SP Balanced Asset Allocation                              147,342,799                   0.05%
-------------------------------------------------------------------------------------------------------
 SP Growth Asset Allocation                                 96,090,965                   0.05%
-------------------------------------------------------------------------------------------------------
 SP Aggressive Growth Asset Allocation                      15,016,415                   0.05%
-------------------------------------------------------------------------------------------------------
 SP Strategic Partners Focused Growth                       17,311,059                   0.90%
-------------------------------------------------------------------------------------------------------

                                      AMERICAN SKANDIA [TRUST] [ADVISOR FUNDS, INC.]
                                      ----------------------------------------------
                                              INVESTMENT MANAGEMENT AGREEMENT

                  Agreement made this ___ day of ____, 2003,  between American  Skandia  [Advisor Funds,  Inc.] [Trust],  a
[Maryland  corporation][Massachusetts  trust]  (the  Fund),  and each of  Prudential  Investments  LLC, a New York  limited liability company (PI) and American Skandia Investment Services, Inc. (ASISI).

                                                    W I T N E S S E T H
                  WHEREAS,  the  Fund is a  diversified,  open-end  management  investment  company  registered  under  the
Investment Company Act of 1940, as amended (the 1940 Act); and

                  WHEREAS,  the Fund desires to retain PI and ASISI jointly to render or contract to obtain as  hereinafter provided  investment  advisory  services to the Fund and the Fund also desires to avail itself of the facilities  available to PI and ASISI with respect to the  administration of its day-to-day  business affairs,  and both PI and ASISI are willing to render such investment advisory and administrative services; and

                  WHEREAS,  the Fund  desires  to retain PI and ASISI to act as  co-managers  (in such joint  capacity  the
Co-Managers)  with respect to the Fund; it being understood that PI, except as otherwise  provided  herein,  shall oversee, supervise and assist with ASISI's provision of investment advisory services to the Fund;

                  NOW, THEREFORE, the parties agree as follows:

                  1.       The Fund hereby  appoints the  Co-Managers to act as manager of the Fund and each series thereof set forth on Schedule A hereto (each a Portfolio) and as  administrator  of its business  affairs for the period and on the terms set forth in this  Agreement.  The  Co-Managers  accept  such  appointment  and agree to render the  services  herein described,  for the compensation  herein  provided.  Subject to the approval of the Board of  [Directors][Trustees]  of the
Fund, the Co-Managers are authorized to enter into one or more subadvisory  agreements with any subadviser,  whether or not affiliated with the Manager (including,  to the extent legally  permissible,  Prudential  Investment  Management,  Inc. and
Jennison  Associates  LLC) (each,  a  Subadviser),  pursuant to which such  Subadviser  shall  furnish to the Fund and each
Portfolio  investment  advisory  services  in  connection  with the  management  of the Fund and such  Portfolio  (each,  a
Subadvisory  Agreement).  Subject to the approval of the Board of  [Directors][Trustees]  of the Fund, the  Co-Managers are
authorized to retain more than one Subadviser for each Portfolio,  and if any Portfolio has more than one  Subadviser,  the
Co-Managers  are  authorized  to  allocate  and  reallocate  the assets of such  Portfolio  among the  Subadvisers  to such
Portfolio.  The Co-Managers will continue to have joint and several  responsibility  to the Fund and each Portfolio for all investment advisory services furnished to the Fund and such Portfolio pursuant to any Subadvisory  Agreement.  The Fund and
Co-Managers  understand and agree that the  Co-Managers  may manage the Fund and each Portfolio in a  "manager-of-managers"
style with either a single Subadviser or multiple  Subadvisers for such Portfolio,  which contemplates that the Co-Managers will, among other things and pursuant to an Order issued by the Securities and Exchange  Commission  (SEC): (i) continually evaluate the  performance  of each  Subadviser to such  Portfolio,  if applicable,  through  quantitative  and  qualitative analyses and consultations with such Subadviser;  (ii)  periodically,  and at least annually,  make  recommendations to the
Fund's Board as to whether the contract  with each  Subadviser  should be renewed,  modified,  or  terminated in respect of such Portfolio;  and (iii)  periodically  report to the Fund's Board regarding the results of its evaluation and monitoring functions.  The Fund  recognizes  that,  subject to Board approval,  a Subadviser's  services in respect of the Fund or any
Portfolio  may be  terminated or modified  pursuant to the  "manager-of-managers"  process,  and that the  Co-Managers  may appoint a new Subadviser for any Subadviser that is so removed.

                  2.       Subject to the  supervision of the Board of  [Directors][Trustees]  of the Fund, the Co-Managers
shall administer the Fund's business affairs and, in connection  therewith,  shall furnish the Fund with office  facilities and with clerical,  bookkeeping and  recordkeeping  services at such office facilities and, subject to Section 1 hereof and any Subadvisory  Agreement,  the Co-Managers shall manage the investment  operations of the Fund and the composition of the investment  portfolio for each Portfolio,  including the purchase,  retention and disposition  thereof,  in accordance with the Portfolio's  investment  objectives,  policies and restrictions as stated in the Fund's SEC  registration  statement on
Form N-1A, as in effect from time to time (the Registration Statement), and subject to the following understandings:

                           (a)      With respect to the Fund and each Portfolio,  the Co-Managers (or the  Subadviser(s) to such  Portfolio  under  the  Co-Managers'  supervision)  shall  provide  supervision  of the  Portfolio's investments,  and shall  determine from time to time what  investments  or securities  will be purchased, retained,  sold or loaned by the  Portfolio,  and what  portion of the assets of such  Portfolio  will be invested or held uninvested as cash.

                           (b)      With respect to the Fund and each  Portfolio,  the  Co-Managers,  in the performance of their  duties and  obligations  under this  Agreement,  shall act in  conformity  with the  [Articles  of
                  Incorporation][Declaration   of  Trust]  of  the  Fund  and  the  Registration  Statement  and  with  the instructions  and directions of the Board of  [Directors][Trustees]  of the Fund, and will conform to and comply  with the  requirements  of the 1940 Act and all  other  applicable  federal  and  state  laws and regulations.  In connection  therewith,  the Co-Managers shall, among other things,  prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the SEC).

                           (c)      With respect to the Fund and each Portfolio,  the Co-Managers (or the  Subadviser(s) to such Portfolio under the Co-Managers'  supervision)  shall determine the securities and futures contracts to be purchased or sold by such Portfolio and will place orders pursuant to their  determinations with or through such persons,  brokers,  dealers or futures  commission  merchants  (including but not limited to
                  Prudential  Securities  Incorporated,  to the extent legally  permissible)  in conformity with the policy
                  with  respect  to  brokerage   as  set  forth  in  the   Registration   Statement  or  as  the  Board  of
                  [Directors][Trustees]  may  direct  from time to time.  In  providing  the Fund and each  Portfolio  with investment  supervision,  it is recognized that the Co-Managers (or the  Subadviser(s)  to such Portfolio under the Co-Managers'  supervision) will give primary consideration to securing the most favorable price and efficient  execution.  Consistent with this policy,  the Co-Managers  (or the  Subadviser(s)  to such
                  Portfolio under the Co-Managers'  supervision) may consider the financial  responsibility of or [research and  investment  information  and other  services]  provided  by brokers,  dealers or futures  commission merchants  who may effect or be a party to any such  transaction  or other  transactions  to which  other clients  of  either  of the  Co-Manager  (or  Subadvisers)  may be a party,  the size and  difficulty  in executing the order,  and the value of the expected  contribution  of the broker dealer to the investment performance  of the  Portfolio  on a continuing  basis.  It is  understood  that,  to the extent  legally permissible,  Prudential Securities Incorporated (or a broker-dealer affiliated with a Subadviser) may be used as  principal  broker  for  securities  transactions,  but  that no  formula  has been  adopted  for allocation  of the Fund's  investment  transaction  business  for the Fund or any  Portfolio.  It is also understood  that  it is  desirable  for  the  Fund  and  each  Portfolio  that  the  Co-Manager  (or  the
                  Subadviser(s) to such Portfolio) have access to supplemental  investment and market research and security and  economic  analysis  provided by brokers or futures  commission  merchants,  and that such brokers or futures  commission  merchants may execute  brokerage  transactions at a higher cost to the Fund and such
                  Portfolio than may result when allocating  brokerage to other brokers or futures commission  merchants on the basis of seeking the most favorable price and efficient  execution.  Therefore,  the Co-Managers (and the Subadviser(s) to such Portfolio under the Co-Manager's  supervision) each is authorized to pay higher brokerage  commissions  for the purchase and sale of  securities  and futures  contracts  for the Fund to brokers or futures commission merchants who provide such research and analysis,  subject to review by the
                  Fund's Board of  [Directors][Trustees]  from time to time with respect to the extent and  continuation of this  practice.  It is  understood  that the  services  provided  by such  broker or  futures  commission merchant may be useful to the  Co-Manager (or the  Subadviser)  in connection  with its services to other clients.

                           On occasions when the Co-Managers  (or any Subadviser to such Portfolio  under the  Co-Managers'
                  supervision)  deem the purchase or sale of a security or a futures contract to be in the best interest of the Fund and such  Portfolio  as well as other  clients  of the  Co-Managers  (or such  Subadviser),  the
                  Co-Manager  (or  such  Subadviser),  to the  extent  legally  permissible,  may,  but  shall  be under no obligation  to,  aggregate  the  securities  or futures  contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage  commissions and efficient  execution.  In such event, allocation of the securities or futures  contracts so purchased or sold, as well as the expenses incurred in the  transaction,  will be made by the Co-Managers (or such  Subadviser) in the manner it considers to be the most  equitable and consistent  with its fiduciary  obligations to the Fund and such Portfolio and to such other clients.

                           (d)      With respect to the Fund and each Portfolio,  the Co-Managers (or the  Subadviser(s) to such Portfolio under the Co-Managers'  supervision)  shall maintain all books and records with respect to the Fund's and such Portfolio's portfolio  transactions and shall render to the Fund's Board of Directors such periodic and special reports as the Board may reasonably request.

                           (e)      With respect to the Fund and each Portfolio,  the Co-Managers (or the  Subadviser(s) to such Portfolio under the Co-Manager's  supervision) shall be responsible for the financial and accounting records to be  maintained  by the Fund and such  Portfolio's  (including  those being  maintained  by the
                  Fund's custodian).

                           (f)      With respect to the Fund and each Portfolio,  the Co-Manager (or the  Subadviser(s)  to such Portfolio under the  Co-Managers'  supervision)  shall provide the Fund's custodian on each business day information relating to all transactions concerning the assets of the Fund and such Portfolio.

                           (g)      The investment  management  services of the Co-Managers under this Agreement are not to be deemed exclusive, and the Co-Managers shall be free to render similar services to others.
                           (h)      The  Co-Managers  shall make  reasonably  available  their  employees  and officers for consultation with any of the  [Directors][Trustees]  or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

                     3.    The Fund has delivered to the Co-Managers copies of each of the following documents and will deliver to it all future amendments and supplements, if any:
                           (a)      Articles of Incorporation or Declaration of Trust of the Fund;

                           (b)      By-Laws of the Fund (such By-Laws,  as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

                           (c)      Certified  resolutions of the Board of  [Directors][Trustees]  of the Fund  authorizing the appointment of the Manager and approving the form of this agreement;

                           (d)      Registration  Statement  under the 1940 Act and the Securities Act of 1933, as amended, on Form  N-1A,  as filed  with the SEC  relating  to the Fund and its  shares  of  common  stock  and all amendments thereto; and

(e)      Each prospectus and statement of additional information of the Fund.

                  4.       The  Co-Managers  shall  authorize  and permit any of their  officers and  employees  who may be elected  as  [Directors][Trustees]  or  officers  of the Fund to serve in the  capacities  in which they are  elected.  All services to be furnished by the Co-Managers  under this Agreement may be furnished  through the medium of any such officers or employees of the Co-Managers.

                  5.       The  Co-Managers  shall  keep the Fund's  books and  records  required  to be  maintained  by it pursuant to Paragraph 2 hereof.  The  Co-Managers  agree that all records  which it maintains for the Fund are the property of the Fund, and they will surrender  promptly to the Fund any such records upon the Fund's request,  provided however that the Co-Managers may retain a copy of such records.  The  Co-Managers  further agree to preserve for the periods  prescribed by Rule 31a-2  under the 1940 Act any such  records  as are  required  to be  maintained  by the  Co-Managers  pursuant  to
Paragraph 2 hereof.

                  6.       During the term of this Agreement, the Co-Managers shall pay the following expenses:

                           (i)      the salaries and expenses of all [Directors] [Trustees],  officers and employees of the
                                    Fund and the  Co-Managers,  except the fees and expenses of  [Directors][Trustees]  who are not affiliated persons of the Co-Managers or any Subadviser,

                           (ii)     all expenses  incurred by the  Co-Managers  in  connection  with  managing the ordinary course of the  Fund's  business,  other  than  those  specifically  assumed by the Fund herein, and

                           (iii)    the fees,  costs and  expenses  payable to each  Subadviser  pursuant to a  Subadvisory
                                    Agreement.

                  The Fund assumes and will pay the expenses described below:

                           (a)      the fees and  expenses  incurred by the Fund or any  Portfolio in  connection  with the management of the investment and reinvestment of its assets,

                           (b)      the fees and expenses of Fund  [Directors][Trustees]  who are not "interested  persons"
                  of the Fund within the meaning of the 1940 Act,

                           (c)      the fees and expenses of the Custodian  that relate to (i) the  custodial  function and the recordkeeping  connected therewith,  (ii) preparing and maintaining the general accounting records of the Fund  and the  provision  of any  such  records  to the  Co-Managers  useful  to the  Co-Managers  in connection  with the  Co-Managers'  responsibility  for the  accounting  records of the Fund  pursuant to
                  Section 31 of the 1940 Act and the rules  promulgated  thereunder,  (iii) the pricing or valuation of the shares of the Fund,  including  the cost of any pricing or  valuation  service or  services  which may be retained  pursuant to the authorization of the Board of  [Directors][Trustees]  of the Fund, and (iv) for
                  both mail and wire orders, the cashiering  function in connection with the issuance and redemption of the
                  Fund's securities,

                           (d)      the fees and expenses of the Fund's Transfer and Dividend  Disbursing Agent that relate to the maintenance of each shareholder account,

                           (e)      the charges and expenses of legal counsel and independent accountants for the Fund,

                           (f)      brokers'  commissions  and any  issue  or  transfer  taxes  chargeable  to the  Fund in connection with its securities and futures transactions,

                           (g)      all  taxes  and  corporate  fees  payable  by the  Fund  to  federal,  state  or  other governmental agencies,

                           (h)      the fees of any trade associations of which the Fund may be a member,

                           (i)      the cost of certificates  representing,  and/or  non-negotiable  share deposit receipts evidencing, shares of the Fund,

                           (j)      the cost of fidelity, directors' and officers' and errors and omissions insurance,

                           (k)      the fees and expenses involved in registering and maintaining  registration of the Fund and of its shares with the SEC, and paying notice filing fees under state securities laws,  including the preparation  and printing of the  registration  statement and the Fund's  prospectuses  and statements of additional information for filing under federal and state securities laws for such purposes,

                           (l)      allocable  communications  expenses with respect to investor  services and all expenses of shareholders' and [Directors'][Trustees']  meetings and of preparing, printing and mailing reports and notices to shareholders in the amounts necessary for distribution to the shareholders,

                           (m)      litigation and indemnification  expenses and other extraordinary  expenses not incurred in the ordinary course of the Fund's business, and

                           (n)      any  expenses  assumed by the Fund  pursuant  to a  distribution  and/or  service  plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

                  7.       For  the  services  provided  and the  expenses  assumed  by the  Co-Managers  pursuant  to this
Agreement,  the Fund will pay to ASISI as full  compensation  therefore  a fee at the annual  rate(s) as  described  on the attached  Schedule A with respect to the average daily net assets of the Fund.  This fee will be computed  daily,  and will be paid to ASISI  monthly.  The Fund shall not pay any fee or other  compensation  to PI for the services  provided and the expenses  assumed  pursuant to this  Agreement.  Provided,  however,  that upon any  dissolution,  liquidation or merger of
ASISI into PI, or in the event that ASISI is unable for any reason to perform its duties as  specified  in this  Agreement,
PI shall be  entitled  to receive the same fees as formerly  paid by the Fund to ASISI  subject to the  performance  of the obligations of the Co-Managers hereunder.

                  8.       The  Co-Managers  shall not be liable for any error of judgment or for any loss  suffered by the
Fund in connection  with the matters to which this  Agreement  relates,  except that the  Co-Managers  shall be jointly and severally  liable for any loss resulting from a breach of fiduciary  duty with respect to the receipt of  compensation  for services  (in which case any award of damages  shall be limited to the period and the amount set forth in Section  36(b)(3)
of the 1940 Act) or loss resulting from willful  misfeasance,  bad faith or gross negligence on either Co-Manager's part in the  performance  of their duties or from reckless  disregard by either  Co-Manager of their  obligations  and duties under this  Agreement.  Federal and state laws impose  responsibilities  under certain  circumstances  on persons who act in good faith and,  therefore,  nothing  herein shall in any way constitute a waiver of limitation of any rights which the Fund may have under applicable law.

                  9.       This  Agreement  shall  continue  in effect as to each  Portfolio  for a period of more than two years from the date hereof only so long as such  continuance is specifically  approved at least annually in conformity with the  requirements  of the 1940 Act;  provided,  however,  that this Agreement may be terminated with respect to the Fund or any  Portfolio at any time,  without the payment of any penalty,  by the Board of  [Directors][Trustees]  of the Fund or by
vote of a  majority  of the  outstanding  voting  securities  (as  defined  in the 1940 Act) of such  Portfolio,  or by the
Co-Managers  at any time,  without the  payment of any  penalty,  on not more than 60 days' nor less than 30 days'  written notice to the other party.  This  Agreement  shall  terminate  automatically  in the event of its assignment (as defined in the 1940 Act).

                  10.      Nothing in this  Agreement  shall limit or restrict  the right of any officer or employee of the
Co-Managers  who may also be a  [Director][Trustee],  officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the  management  or other aspects of any business,  whether of a similar or dissimilar  nature,  nor limit or  restrict  the right of the  Co-Managers  to  engage in any other  business  or to render services of any kind to any other  corporation,  firm,  individual or association;  provided that nothing in this paragraph
10 shall relieve the Co-Managers from the performance of any obligation hereunder.

                  11.      Except as otherwise provided herein or authorized by the Board of  [Directors][Trustees]  of the
Fund from time to time, the Co-Managers  shall for all purposes herein be deemed to be independent  contractors,  and shall have no  authority  to act for or  represent  the  Fund in any way or  otherwise  be  deemed  an  agent  of the Fund or any
Portfolio.

                  12.      During  the  term of this  Agreement,  the Fund  agrees  to  furnish  the  Co-Managers  at their respective  principal  offices all  prospectuses,  proxy statements,  reports to shareholders,  sales literature,  or other material  prepared for  distribution to  shareholders of the Fund or the public,  which refer in any way to the Co-Managers prior to use thereof and not to use such  material if the  Co-Managers  reasonably  object in writing  within five business days (or such other time as may be mutually agreed) after receipt  thereof.  In the event of termination of this Agreement, the Fund will continue to furnish to the  Co-Managers  copies of any of the above-  mentioned  materials which refer in any way to the Co-Managers.  Sales  literature may be furnished to the Co-Managers  hereunder by first-class or overnight mail, facsimile  transmission  equipment or hand delivery.  The Fund shall furnish or otherwise make available to the Co-Managers such other  information  relating to the  business  affairs of the Fund as the  Cop-Managers  at any time,  or from time to time, reasonably request in order to discharge its obligations hereunder.

                  13.      This  Agreement may be amended by mutual  consent,  but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

                  14.      Any notice or other  communication  required  to be given  pursuant to this  Agreement  shall be deemed duly given if delivered or mailed by registered mail, postage prepaid to the respective  addresses  indicated below;
provided that any party may, by written notice to the others, designate a different recipient or address for such party:

                   If to the Co-Managers:                   Prudential Investments LLC
                                                            Gateway Center Three
                                                            100 Mulberry Street, 4th Floor
                                                            Newark, NJ  07102-4077
                                                            Attention:  President
                                                                             and
                                                            American Skandia Investment Services,
                                                            Inc.
                                                            One Corporate Drive
                                                            Shelton, CT  06484
                                                            Attention:

                   If to the Fund:                          American Skandia [Trust] [Advisor
                                                            Funds, Inc.]
                                                            One Corporate Drive
                                                            Shelton, CT  06484
                                                            Attention:

                                                            Copy to:
                                                            Prudential Investments LLC
                                                            Gateway Center Three
                                                            100 Mulberry Street, 4th Floor
                                                            Newark, NJ  07102-4077
                                                            Attention:  President

                  15.      This  Agreement  shall be governed by and construed in accordance  with the laws of the State of
New York.

                  16.      The  Fund  may use the name  "___________  Fund  [Portfolio]"  or any  name  including  the word
"Prudential,"  "Skandia,"  ["ASAF,"]  ["AST,"] or "American  Skandia" only for so long as this  Agreement or any extension, renewal or amendment  hereof  remains in effect,  including any similar  agreement with any  organization  which shall have succeeded to the  Co-Managers'  business as Co-Managers or any  extension,  renewal or amendment  thereof remain in effect.
At such time as such an agreement  shall no longer be in effect,  the Fund will (to the extent that it lawfully  can) cease to use such a name or any other  name  indicating  that it is  advised  by,  managed  by or  otherwise  connected  with the
Co-Managers,  or any  organization  which shall have so  succeeded to such  businesses.  In no event shall the Fund use the name  "___________  Fund  [Portfolio]."  or any name  including the word  "Prudential,"  "Skandia,"  ["ASAF,"]  ["AST,"] or
"American  Skandia"  if the  Co-Managers'  functions  are  transferred  or  assigned  to a company of which The  Prudential
Insurance  Company of America does not have control.  Further  provided,  that the Fund's right to use the words "Skandia,"
["ASAF,"]  ["AST,"] or "American  Skandia" shall also be subject to the terms,  conditions,  restrictions  and  limitations governing the use of such words as set forth in any licensing or similar  agreement(s)  that may then be in effect  between
Prudential Financial, Inc. and Skandia Insurance Company Ltd. Or their successors or assigns.

                  17.      Liability of the Trustees and  Shareholders.  A copy of the Agreement and  Declaration  of Trust
                           -------------------------------------------
of the Trust is on file with the  Secretary  of the  Commonwealth  of  Massachusetts,  and notice is hereby given that this instrument are not binding upon any of the Trustees or  shareholders  individually  but is binding only upon the assets and property of the Trust.

                  18.      Questions of  Interpretation.  Any question of  interpretation  of any term or provision of this
                           ----------------------------
Agreement  having a  counterpart  in or  otherwise  derived  from a term or  provision  of the ICA,  shall be  resolved  by reference to such term or provision of the ICA and to interpretations  thereof,  if any, by the United States courts or, in the absence of any controlling  decision of any such court, by rules,  regulations or orders of the Securities and Exchange
Commission  issued  pursuant  to the ICA. In  addition,  where the effect of a  requirement  of the ICA,  reflected  in any provision of this  Agreement,  is related by rules,  regulation or order of the  Securities and Exchange  Commission,  such provision shall be deemed to incorporate the effect of such rule, regulation or order.

                 IN WITNESS WHEREOF,  the parties hereto,  intending to be legally bound, have caused this instrument to be executed by their officers designated below as of the day and year above written.

                                               AMERICAN SKANDIA [TRUST] [ADVISOR FUNDS, INC.]

                                               By:  _____________________________

                                               PRUDENTIAL INVESTMENTS LLC

                                               By:  ____________________________

                                               AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED

                                                By:______________________________

                                                     Schedule A

---------------------------------------------------------------------
________________Fund

    Schedule dated _______, 2003.

One Corporate Drive
PO Box 883
Shelton, CT  06484

CONSOLIDATED VOTING INSTRUCTION CARD

This EzVote Consolidated voting instruction card may be used to give voting instructions for all of your variable insurance contracts registered to the same Social Security or Tax I.D. number at this address in all investment portfolios ("Funds") of American Skandia Trust. By signing the consolidated voting instruction card below, you are giving voting instructions for all of the affected accounts in the same manner.

If you would like to give instructions for each of your accounts separately, use the individual ballots on the reverse side of this card.

Your ezVote Control Number is  **** 999 999 999 999 99 ***

2 EASY WAYS TO GIVE VOTING INSTRUCTIONS

1. On the Internet at www.americanskandia.com, look for LINK to "Proxyweb" and use the control number shown.

2. Sign, Date and Return this voting instruction card using the enclosed postage paid envelope, to Proxy Tabulator, P.O.
Box 91XX, Hingham, MA  02043.

COMPLETE AND RETURN THE FOLLOWING IF YOU CHOOSE TO GIVE VOTING INSTRUCTIONS BY PAPER BALLOT

AMERICAN SKANDIA TRUST

VOTING INSTRUCTIONS ARE BEING SOLICITED BY AMERICAN SKANDIA LIFE ASSURANCE COMPANY (THE "COMPANY") IN ORDER TO VOTE
SHARES OF THE PORTFOLIOS OF AMERICAN SKANDIA TRUST HELD BY THE COMPANY'S SEPARATE ACCOUNT AT THE SPECIAL MEETING
OF SHAREHOLDERS TO BE HELD AT ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484 ON APRIL 3, 2003 AT 10:00 A.M. EASTERN
STANDARD TIME.

You are entitled to direct the Company on the voting of shares attributable to your interest in your variable insurance policy.

Every properly signed voting instruction will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the Proposals. If you do not respond, the Company will vote all shares attributable to your policy in proportion to the voting instructions actually received from policy owners.

CONSOLIDATED BALLOT

If you are giving instructions by consolidated ballot, please fill in box(es) as shown using black or blue ink or number
2 pencil.   PLEASE DO NOT USE FINE POINT PENS.

FOR      AGAINST    ABSTAIN

1. To approve a new investment management agreement between the Trust on behalf of the Portfolio, American Skandia
Investment Services, Inc. and Prudential Investments LLC .

FOR all
nominees
listed at left
(except
as marked to
the contrary)

WITHHOLD
AUTHORITY
to vote for all
nominees
listed.

2. Election of Trustees:

(01)  Saul K. Fenster
(02) Delayne Dedrick Gold
(03) W. Scott McDonald, Jr.
(04) Thomas T. Mooney
(05)  Louis A. Weil, III
(06) Robert F. Gunia
(07) John A. Pileski
(08) David R. Odenath, Jr.

(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number(s) of the Nominee(s) on the line provided below):

FOR     AGAINST    ABSTAIN

3. To approve a change to a fundamental investment restriction with respect to lending.

4. To approve a change to a fundamental investment restriction with respect to borrowing.

5. To approve a change to a fundamental investment restriction with respect to investment in a single issuer.

6. To approve a change to a fundamental investment restriction with respect to diversification.

7. To approve the reclassification of certain fundamental investment restrictions from "fundamental" to
"non-fundamental".

Date: _______________________________________

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Proxy Statement
is hereby acknowledged.

-----------------------------------------
Sign here exactly as name appear(s) on left. (Please sign in box)

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation.  If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner".

AST-EZ VIC

INDIVIDUAL BALLOTS: USE ONLY IF YOU WISH TO GIVE VOTING INSTRUCTIONS FOR EACH ACCOUNT INDIVIDUALLY.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  PLEASE DO NOT USE FINE POINT PENS.

TRUSTEE NOMINEES:

(01)     Saul K. Fenster
(02)     Delayne Dedrick Gold
(03)     W. Scott McDonald, Jr.
(04)     Thomas T. Mooney
(05)     Louis A. Weil
(06)     Robert F. Gunia
(07)     John A. Pileski
(08)     David R. Odenath, Jr.

*(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number of the Nominee(s) on the line provided below.)
-----------------

CONTROL NO.
XXX XXXXXXXXXX XXX

NAME PRINTS HERE
NAME PRINTS HERE

INSURANCE/ASSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

FOR AGAINST   ABSTAIN

1. APPROVE MANAGEMENT AGREEMENT

2. ELECTION OF TRUSTEES
(REFER TO NOMINEES AT TOP OF PAGE)

FOR ALL
EXCEPT*

WITHHOLD
AUTHORITY
FOR ALL

FOR AGAINST   ABSTAIN

3. APPROVE CHANGE W/RESPECT TO LENDING

4. APPROVE CHANGE W/RESPECT TO BORROWING

5. NOT APPLICABLE

6. NOT APPLICABLE

7. NOT APPLICABLE

-----------------

CONTROL NO.
XXX XXXXXXXXXX XXX

NAME PRINTS HERE
NAME PRINTS HERE

INSURANCE/ASSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

FOR AGAINST   ABSTAIN

1. APPROVE MANAGEMENT AGREEMENT

2. ELECTION OF TRUSTEES
(REFER TO NOMINEES AT TOP OF PAGE)

FOR ALL
EXCEPT*

WITHHOLD
AUTHORITY
FOR ALL

FOR AGAINST   ABSTAIN

3. APPROVE CHANGE W/RESPECT TO LENDING

4. APPROVE CHANGE W/RESPECT TO BORROWING

5. APPROVE CHANGE W/RESPECT TO SINGLE ISSUER

6. NOT APPLICABLE

7. APPROVE RECLASSIFICATION

-----------------

CONTROL NO.
XXX XXXXXXXXXX XXX

NAME PRINTS HERE
NAME PRINTS HERE

INSURANCE/ASSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

FOR AGAINST   ABSTAIN

1. APPROVE MANAGEMENT AGREEMENT

2. ELECTION OF TRUSTEES
(REFER TO NOMINEES AT TOP OF PAGE)

FOR ALL
EXCEPT*

WITHHOLD
AUTHORITY
FOR ALL

FOR AGAINST   ABSTAIN

3. APPROVE CHANGE W/RESPECT TO LENDING

4. APPROVE CHANGE W/RESPECT TO BORROWING

5. NOT APPLICABLE

6. NOT APPLICABLE

7. APPROVE RECLASSIFICATION

-----------------

CONTROL NO.
XXX XXXXXXXXXX XXX

NAME PRINTS HERE
NAME PRINTS HERE

INSURANCE/ASSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

FOR AGAINST   ABSTAIN

1. APPROVE MANAGEMENT AGREEMENT

2. ELECTION OF TRUSTEES
(REFER TO NOMINEES AT TOP OF PAGE)

FOR ALL
EXCEPT*

WITHHOLD
AUTHORITY
FOR ALL

FOR AGAINST   ABSTAIN

3. APPROVE CHANGE W/RESPECT TO LENDING

4. APPROVE CHANGE W/RESPECT TO BORROWING

5. APPROVE CHANGE W/RESPECT TO SINGLE ISSUER

6. APPROVE CHANGE W/RESPECT TO DIVERSIFICATION

7. NOT APPLICABLE

-----------------

CONTROL NO.
XXX XXXXXXXXXX XXX

NAME PRINTS HERE
NAME PRINTS HERE

INSURANCE/ASSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

FOR AGAINST   ABSTAIN

1. APPROVE MANAGEMENT AGREEMENT

2. ELECTION OF TRUSTEES
(REFER TO NOMINEES AT TOP OF PAGE)

FOR ALL
EXCEPT*

WITHHOLD
AUTHORITY
FOR ALL

FOR AGAINST   ABSTAIN

3. APPROVE CHANGE W/RESPECT TO LENDING

4. APPROVE CHANGE W/RESPECT TO BORROWING

5. NOT APPLICABLE

6. APPROVE CHANGE WITH RESPECT TO DIVERSIFICATION

7. NOT APPLICABLE

One Corporate Drive
PO Box 883
Shelton, CT  06484

CONSOLIDATED VOTING INSTRUCTION CARD

This EzVote Consolidated voting instruction card may be used to give voting instructions for all of your variable insurance contracts registered to the same Social Security or Tax I.D. number at this address in all investment portfolios ("Funds") of American Skandia Trust. By signing the consolidated voting instruction card below, you are giving voting instructions for all of the affected accounts in the same manner.

If you would like to give instructions for each of your accounts separately, use the individual ballots on the reverse side of this card.

Your ezVote Control Number is  **** 999 999 999 999 99 ***

2 EASY WAYS TO GIVE VOTING INSTRUCTIONS

1. On the Internet at www.americanskandia.com, look for LINK to "Proxyweb" and use the control number shown.

2. Sign, Date and Return this voting instruction card using the enclosed postage paid envelope, to Proxy Tabulator, P.O.
Box 91XX, Hingham, MA  02043.

COMPLETE AND RETURN THE FOLLOWING IF YOU CHOOSE TO GIVE VOTING INSTRUCTIONS BY PAPER BALLOT

AMERICAN SKANDIA TRUST

VOTING INSTRUCTIONS ARE BEING SOLICITED BY KEMPER INVESTORS LIFE INSURANCE COMPANY (THE "COMPANY") IN ORDER TO VOTE
SHARES OF THE PORTFOLIOS OF AMERICAN SKANDIA TRUST HELD BY THE COMPANY'S SEPARATE ACCOUNT AT THE SPECIAL MEETING
OF SHAREHOLDERS TO BE HELD AT ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484 ON APRIL 3, 2003 AT 10:00 A.M. EASTERN
STANDARD TIME.

You are entitled to direct the Company on the voting of shares attributable to your interest in your variable insurance policy.

Every properly signed voting instruction will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the Proposals. If you do not respond, the Company will vote all shares attributable to your policy in proportion to the voting instructions actually received from policy owners.

CONSOLIDATED BALLOT

If you are giving instructions by consolidated ballot, please fill in box(es) as shown using black or blue ink or number
2 pencil.   PLEASE DO NOT USE FINE POINT PENS.

FOR      AGAINST    ABSTAIN

1. To approve a new investment management agreement between the Trust on behalf of the Portfolio, American Skandia
Investment Services, Inc. and Prudential Investments LLC .

FOR all
nominees
listed at left
(except
as marked to
the contrary)

WITHHOLD
AUTHORITY
to vote for all
nominees
listed.

2. Election of Trustees:

(01)  Saul K. Fenster
(02) Delayne Dedrick Gold
(03) W. Scott McDonald, Jr.
(04) Thomas T. Mooney
(05)  Louis A. Weil, III
(06) Robert F. Gunia
(07) John A. Pileski
(08) David R. Odenath, Jr.

(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number(s) of the Nominee(s) on the line provided below):

FOR     AGAINST    ABSTAIN

3. To approve a change to a fundamental investment restriction with respect to lending.

4. To approve a change to a fundamental investment restriction with respect to borrowing.

5. To approve a change to a fundamental investment restriction with respect to investment in a single issuer.

6. To approve a change to a fundamental investment restriction with respect to diversification.

7. To approve the reclassification of certain fundamental investment restrictions from "fundamental" to
"non-fundamental".

Date: _______________________________________

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Proxy Statement
is hereby acknowledged.

-----------------------------------------
Sign here exactly as name appear(s) on left. (Please sign in box)

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation.  If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner".

AST-EZ VIC

INDIVIDUAL BALLOTS: USE ONLY IF YOU WISH TO GIVE VOTING INSTRUCTIONS FOR EACH ACCOUNT INDIVIDUALLY.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  PLEASE DO NOT USE FINE POINT PENS.

TRUSTEE NOMINEES:

(09)     Saul K. Fenster
(10)     Delayne Dedrick Gold
(11)     W. Scott McDonald, Jr.
(12)     Thomas T. Mooney
(13)     Louis A. Weil
(14)     Robert F. Gunia
(15)     John A. Pileski
(16)     David R. Odenath, Jr.

*(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number of the Nominee(s) on the line provided below.)
-----------------

CONTROL NO.
XXX XXXXXXXXXX XXX

NAME PRINTS HERE
NAME PRINTS HERE

INSURANCE/ASSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

FOR AGAINST   ABSTAIN

1. APPROVE MANAGEMENT AGREEMENT

2. ELECTION OF TRUSTEES
(REFER TO NOMINEES AT TOP OF PAGE)

FOR ALL
EXCEPT*

WITHHOLD
AUTHORITY
FOR ALL

FOR AGAINST   ABSTAIN

3. APPROVE CHANGE W/RESPECT TO LENDING

4. APPROVE CHANGE W/RESPECT TO BORROWING

5. NOT APPLICABLE

6. NOT APPLICABLE

7. NOT APPLICABLE

-----------------

CONTROL NO.
XXX XXXXXXXXXX XXX

NAME PRINTS HERE
NAME PRINTS HERE

INSURANCE/ASSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

FOR AGAINST   ABSTAIN

1. APPROVE MANAGEMENT AGREEMENT

2. ELECTION OF TRUSTEES
(REFER TO NOMINEES AT TOP OF PAGE)

FOR ALL
EXCEPT*

WITHHOLD
AUTHORITY
FOR ALL

FOR AGAINST   ABSTAIN

3. APPROVE CHANGE W/RESPECT TO LENDING

4. APPROVE CHANGE W/RESPECT TO BORROWING

5. APPROVE CHANGE W/RESPECT TO SINGLE ISSUER

6. NOT APPLICABLE

7. APPROVE RECLASSIFICATION

-----------------

CONTROL NO.
XXX XXXXXXXXXX XXX

NAME PRINTS HERE
NAME PRINTS HERE

INSURANCE/ASSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

FOR AGAINST   ABSTAIN

1. APPROVE MANAGEMENT AGREEMENT

2. ELECTION OF TRUSTEES
(REFER TO NOMINEES AT TOP OF PAGE)

FOR ALL
EXCEPT*

WITHHOLD
AUTHORITY
FOR ALL

FOR AGAINST   ABSTAIN

3. APPROVE CHANGE W/RESPECT TO LENDING

4. APPROVE CHANGE W/RESPECT TO BORROWING

5. NOT APPLICABLE

6. NOT APPLICABLE

7. APPROVE RECLASSIFICATION

-----------------

CONTROL NO.
XXX XXXXXXXXXX XXX

NAME PRINTS HERE
NAME PRINTS HERE

INSURANCE/ASSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

FOR AGAINST   ABSTAIN

1. APPROVE MANAGEMENT AGREEMENT

2. ELECTION OF TRUSTEES
(REFER TO NOMINEES AT TOP OF PAGE)

FOR ALL
EXCEPT*

WITHHOLD
AUTHORITY
FOR ALL

FOR AGAINST   ABSTAIN

3. APPROVE CHANGE W/RESPECT TO LENDING

4. APPROVE CHANGE W/RESPECT TO BORROWING

5. APPROVE CHANGE W/RESPECT TO SINGLE ISSUER

6. APPROVE CHANGE W/RESPECT TO DIVERSIFICATION

7. NOT APPLICABLE

-----------------

CONTROL NO.
XXX XXXXXXXXXX XXX

NAME PRINTS HERE
NAME PRINTS HERE

INSURANCE/ASSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

FOR AGAINST   ABSTAIN

1. APPROVE MANAGEMENT AGREEMENT

2. ELECTION OF TRUSTEES
(REFER TO NOMINEES AT TOP OF PAGE)

FOR ALL
EXCEPT*

WITHHOLD
AUTHORITY
FOR ALL

FOR AGAINST   ABSTAIN

3. APPROVE CHANGE W/RESPECT TO LENDING

4. APPROVE CHANGE W/RESPECT TO BORROWING

5. NOT APPLICABLE

6. APPROVE CHANGE WITH RESPECT TO DIVERSIFICATION

7. NOT APPLICABLE

One Corporate Drive
PO Box 883
Shelton, CT  06484

2 EASY WAYS TO GIVE VOTING INSTRUCTIONS

1. On the Internet at www.americanskandia.com, look for LINK to "Proxyweb" and use the control number shown.

2. Sign, Date and Return this voting instruction card using the enclosed postage paid envelope, to Proxy Tabulator,
P.O. Box 91XX, Hingham, MA 02043.

***    CONTROL NUMBER:  999  999  999  999  99    ***

INSURANCE/ASSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

VOTING INSTRUCTIONS ARE BEING SOLICITED  BY AMERICAN SKANDIA LIFE ASSURANCE COMPANY (THE "COMPANY") IN ORDER TO VOTE
SHARES OF THE PORTFOLIOS OF AMERICAN SKANDIA TRUST HELD BY THE COMPANY'S SEPARATE ACCOUNT AT THE SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD AT ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484 ON APRIL 3, 2003 AT 10:00 A.M. EASTERN
STANDARD TIME.

You are entitled to direct the Company on the voting of shares  attributable to your interest in your variable insurance policy.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the proposals. If you do not respond, the Company will vote all shares attributable to your policy in proportion to the voting instructions actually received from policy owners.

Date:________________________________________

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Proxy Statement
is hereby acknowledged.

(Please sign in box)

Sign here exactly as name appear(s) on left.

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," ""Custodian," or other applicable designation.  If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner".

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

FOR     AGAINST    ABSTAIN

1. To approve a new investment management agreement between the Trust on behalf of the Portfolio,
American Skandia Investment Services, Inc. and Prudential Investments LLC .

2. Election of Trustees:

(01)  Saul K. Fenster               (05)  Louis A. Weil, III
(02) Delayne Dedrick Gold  (06) Robert F. Gunia
(03) W. Scott McDonald, Jr.         (07) John A. Pileski
(04) Thomas T. Mooney               (08) David R. Odenath, Jr.

FOR all
nominees
listed at left
(except
as marked to
the contrary)

WITHHOLD
AUTHORITY
to vote for all
nominees
listed.

(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number(s) of the Nominee(s) on the line provided below):

FOR         AGAINST    ABSTAIN

3.To approve a change to a fundamental investment restriction with respect to lending.

4. To approve a change to a fundamental investment restriction with respect to borrowing.

5. NOT APPLICABLE.

6. NOT APPLICABLE.

7. NOT APPLICABLE.

         AST1

PLEASE SIGN ON REVERSE SIDE

One Corporate Drive
PO Box 883
Shelton, CT  06484

2 EASY WAYS TO GIVE VOTING INSTRUCTIONS

1. On the Internet at www.americanskandia.com, look for LINK to "Proxyweb" and use the control number shown.

2. Sign, Date and Return this voting instruction card using the enclosed postage paid envelope, to Proxy Tabulator,
P.O. Box 91XX, Hingham, MA 02043.

***    CONTROL NUMBER:  999  999  999  999  99    ***

INSURANCE/ASSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

VOTING INSTRUCTIONS ARE BEING SOLICITED  BY AMERICAN SKANDIA LIFE ASSURANCE COMPANY (THE "COMPANY") IN ORDER TO VOTE
SHARES OF THE PORTFOLIOS OF AMERICAN SKANDIA TRUST HELD BY THE COMPANY'S SEPARATE ACCOUNT AT THE SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD AT ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484 ON APRIL 3, 2003 AT 10:00 A.M. EASTERN STANDARD
TIME.

You are entitled to direct the Company on the voting of shares  attributable to your interest in your variable insurance policy.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the proposals. If you do not respond, the Company will vote all shares attributable to your policy in proportion to the voting instructions actually received from policy owners.

Date:________________________________________

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Proxy Statement
is hereby acknowledged.

(Please sign in box)

Sign here exactly as name appear(s) on left.

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," ""Custodian," or other applicable designation.  If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner".

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

FOR       AGAINST    ABSTAIN

1.

To approve a new investment management agreement between the Trust on behalf of the Portfolio, American Skandia
Investment Services, Inc. and Prudential Investments LLC .

2.

Election of Trustees:

(01)  Saul K. Fenster
(02) Delayne Dedrick Gold
(03) W. Scott McDonald, Jr.
(04) Thomas T. Mooney
(05)  Louis A. Weil, III
(06) Robert F. Gunia
(07) John A. Pileski
(08) David R. Odenath, Jr.

FOR all
nominees
listed at left
(except
as marked to
the contrary)

WITHHOLD
AUTHORITY
to vote for all
nominees
listed.

(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number(s) of the Nominee(s) on the line provided below):

FOR    AGAINST    ABSTAIN

3. To approve a change to a fundamental investment restriction with respect to lending.

4. To approve a change to a fundamental investment restriction with respect to borrowing.

5. To approve a change to a fundamental investment restriction with respect to investment in a single issuer.

6. NOT APPLICABLE.

7. To approve the reclassification of certain fundamental investment restrictions from "fundamental" to
"non-fundamental".

AST2

PLEASE SIGN ON REVERSE SIDE

One Corporate Drive
PO Box 883
Shelton, CT  06484

2 EASY WAYS TO GIVE VOTING INSTRUCTIONS

1. On the Internet at www.americanskandia.com, look for LINK to "Proxyweb" and use the control number shown.

2. Sign, Date and Return this voting instruction card using the enclosed postage paid envelope, to Proxy Tabulator,
P.O. Box 91XX, Hingham, MA 02043.

***    CONTROL NUMBER:  999  999  999  999  99    ***

INSURANCE/ASSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

VOTING INSTRUCTIONS ARE BEING SOLICITED BY AMERICAN SKANDIA LIFE ASSURANCE COMPANY (THE "COMPANY") IN ORDER TO VOTESHARES
OF THE PORTFOLIOS OF AMERICAN SKANDIA TRUST HELD BY THE COMPANY'S SEPARATE ACCOUNT AT THE SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD AT ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484 ON APRIL 3, 2003 AT 10:00 A.M. EASTERN
STANDARD TIME.

You are entitled to direct the Company on the voting of shares  attributable to your interest in your variable insurance policy.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the proposals. If you do not respond, the Company will vote all shares attributable to your policy in proportion to the voting instructions actually received from policy owners.

Date:________________________________________

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Proxy Statement
is hereby acknowledged.

(Please sign in box)

Sign here exactly as name appear(s) on left.

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," ""Custodian," or other applicable designation.  If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner".

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

FOR         AGAINST    ABSTAIN

1. To approve a new investment management agreement between the Trust on behalf of the Portfolio, American Skandia
Investment Services, Inc. and Prudential Investments LLC .

2.Election of Trustees:

(01)  Saul K. Fenster
(02) Delayne Dedrick Gold
(03) W. Scott McDonald, Jr.
(04) Thomas T. Mooney
(05)  Louis A. Weil, III
(06) Robert F. Gunia
(07) John A. Pileski
(08) David R. Odenath, Jr.

FOR all
nominees
listed at left
(except
as marked to
the contrary)

WITHHOLD
AUTHORITY
to vote for all
nominees
listed.

(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number(s) of the Nominee(s) on the line provided below):

FOR      AGAINST    ABSTAIN

3.To approve a change to a fundamental investment restriction with respect to lending.

4.To approve a change to a fundamental investment restriction with respect to borrowing.

5. NOT APPLICABLE.

6. NOT APPLICABLE.

7. To approve the reclassification of certain fundamental investment restrictions from "fundamental" to
"non-fundamental".

AST3

PLEASE SIGN ON REVERSE SIDE

One Corporate Drive
PO Box 883
Shelton, CT  06484

2 EASY WAYS TO GIVE VOTING INSTRUCTIONS

1. On the Internet at www.americanskandia.com, look for LINK to "Proxyweb" and use the control number shown.

2. Sign, Date and Return this voting instruction card using the enclosed postage paid envelope, to Proxy Tabulator,
P.O. Box 91XX, Hingham, MA 02043.

***    CONTROL NUMBER:  999  999  999  999  99    ***

INSURANCE/ASSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

VOTING INSTRUCTIONS ARE BEING SOLICITED BY AMERICAN SKANDIA LIFE ASSURANCE COMPANY (THE "COMPANY") IN ORDER TO VOTESHARES
OF THE PORTFOLIOS OF AMERICAN SKANDIA TRUST HELD BY THE COMPANY'S SEPARATE ACCOUNT AT THE SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD AT ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484 ON APRIL 3, 2003 AT 10:00 A.M. EASTERN
STANDARD TIME.

You are entitled to direct the Company on the voting of shares  attributable to your interest in your variable insurance policy.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the proposals. If you do not respond, the Company will vote all shares attributable to your policy in proportion to the voting instructions actually received from policy owners.

Date:________________________________________

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Proxy Statement
is hereby acknowledged.

(Please sign in box)

Sign here exactly as name appear(s) on left.

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," ""Custodian," or other applicable designation.  If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner".

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

FOR    AGAINST    ABSTAIN

1. To approve a new investment management agreement between the Trust on behalf of the Portfolio,
American Skandia Investment Services, Inc. and Prudential Investments LLC .

2. Election of Trustees:

(01) Saul K. Fenster
(02) Delayne Dedrick Gold
(03) W. Scott McDonald, Jr.
(04) Thomas T. Mooney
(05) Louis A. Weil, III
(06) Robert F. Gunia
(07) John A. Pileski
(08) David R. Odenath, Jr.

FOR all
nominees
listed at left
(except
as marked to
the contrary)

WITHHOLD
AUTHORITY
to vote for all
nominees
listed.

(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number(s) of the Nominee(s) on the line provided below):

FOR      AGAINST    ABSTAIN

3.To approve a change to a fundamental investment restriction with respect to lending.

4.To approve a change to a fundamental investment restriction with respect to borrowing.

5. To approve a change to a fundamental investment restriction with respect to investment in a single issuer.

6. To approve a change to a fundamental investment restriction with respect to diversification.

7. NOT APPLICABLE.

AST4

PLEASE SIGN ON REVERSE SIDE

One Corporate Drive
PO Box 883
Shelton, CT  06484

2 EASY WAYS TO GIVE VOTING INSTRUCTIONS

1. On the Internet at www.americanskandia.com, look for LINK to "Proxyweb" and use the control number shown.

2. Sign, Date and Return this voting instruction card using the enclosed postage paid envelope, to Proxy Tabulator,
P.O. Box 91XX, Hingham, MA 02043.

***    CONTROL NUMBER:  999  999  999  999  99    ***

INSURANCE/ASSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

VOTING INSTRUCTIONS ARE BEING SOLICITED BY AMERICAN SKANDIA LIFE ASSURANCE COMPANY (THE "COMPANY") IN ORDER TO VOTESHARES
OF THE PORTFOLIOS OF AMERICAN SKANDIA TRUST HELD BY THE COMPANY'S SEPARATE ACCOUNT AT THE SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD AT ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484 ON APRIL 3, 2003 AT 10:00 A.M. EASTERN
STANDARD TIME.

You are entitled to direct the Company on the voting of shares  attributable to your interest in your variable insurance policy.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the proposals. If you do not respond, the Company will vote all shares attributable to your policy in proportion to the voting instructions actually received from policy owners.

Date:________________________________________

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Proxy Statement
is hereby acknowledged.

(Please sign in box)

Sign here exactly as name appear(s) on left.

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," ""Custodian," or other applicable designation.  If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner".

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

FOR     AGAINST    ABSTAIN

1. To approve a new investment management agreement between the Trust on behalf of the Portfolio,
American Skandia Investment Services, Inc. and Prudential Investments LLC .

2.

Election of Trustees:

(01)  Saul K. Fenster
(02) Delayne Dedrick Gold
(03) W. Scott McDonald, Jr.
(04) Thomas T. Mooney
(05)  Louis A. Weil, III
(06) Robert F. Gunia
(07) John A. Pileski
(08) David R. Odenath, Jr.

FOR all
nominees
listed at left
(except
as marked to
the contrary)

WITHHOLD
AUTHORITY
to vote for all
nominees
listed.

(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number(s) of the Nominee(s) on the line provided below):

FOR     AGAINST    ABSTAIN

3. To approve a change to a fundamental investment restriction with respect to lending.

4. To approve a change to a fundamental investment restriction with respect to borrowing.

5. NOT APPLICABLE.

6. To approve a change to a fundamental investment restriction with respect to diversification.

7. NOT APPLICABLE.

PLEASE SIGN ON REVERSE SIDE

AST5

One Corporate Drive
PO Box 883
Shelton, CT  06484

2 EASY WAYS TO GIVE VOTING INSTRUCTIONS

1. On the Internet at www.americanskandia.com, look for LINK to "Proxyweb" and use the control number shown.

2. Sign, Date and Return this voting instruction card using the enclosed postage paid envelope, to Proxy Tabulator,
P.O. Box 91XX, Hingham, MA 02043.

***    CONTROL NUMBER:  999  999  999  999  99    ***

INSURANCE/ASSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

VOTING INSTRUCTIONS ARE BEING SOLICITED  BY KEMPER INVESTORS LIFE INSURANCE COMPANY (THE "COMPANY") IN ORDER TO VOTE
SHARES OF THE PORTFOLIOS OF AMERICAN SKANDIA TRUST HELD BY THE COMPANY'S SEPARATE ACCOUNT AT THE SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD AT ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484 ON APRIL 3, 2003 AT 10:00 A.M. EASTERN
STANDARD TIME.

You are entitled to direct the Company on the voting of shares  attributable to your interest in your variable insurance policy.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the proposals. If you do not respond, the Company will vote all shares attributable to your policy in proportion to the voting instructions actually received from policy owners.

Date:________________________________________

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Proxy Statement
is hereby acknowledged.

(Please sign in box)

Sign here exactly as name appear(s) on left.

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," ""Custodian," or other applicable designation.  If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner".

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

FOR     AGAINST    ABSTAIN

1. To approve a new investment management agreement between the Trust on behalf of the Portfolio,
American Skandia Investment Services, Inc. and Prudential Investments LLC .

2. Election of Trustees:

(01)  Saul K. Fenster               (05)  Louis A. Weil, III
(02) Delayne Dedrick Gold  (06) Robert F. Gunia
(03) W. Scott McDonald, Jr.         (07) John A. Pileski
(04) Thomas T. Mooney               (08) David R. Odenath, Jr.

FOR all
nominees
listed at left
(except
as marked to
the contrary)

WITHHOLD
AUTHORITY
to vote for all
nominees
listed.

(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number(s) of the Nominee(s) on the line provided below):

FOR         AGAINST    ABSTAIN

3.To approve a change to a fundamental investment restriction with respect to lending.

4. To approve a change to a fundamental investment restriction with respect to borrowing.

5. NOT APPLICABLE.

6. NOT APPLICABLE.

7. NOT APPLICABLE.

         AST1

PLEASE SIGN ON REVERSE SIDE

One Corporate Drive
PO Box 883
Shelton, CT  06484

2 EASY WAYS TO GIVE VOTING INSTRUCTIONS

1. On the Internet at www.americanskandia.com, look for LINK to "Proxyweb" and use the control number shown.

2. Sign, Date and Return this voting instruction card using the enclosed postage paid envelope, to Proxy Tabulator,
P.O. Box 91XX, Hingham, MA 02043.

***    CONTROL NUMBER:  999  999  999  999  99    ***

INSURANCE/ASSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

VOTING INSTRUCTIONS ARE BEING SOLICITED  BY KEMPER INVESTORS LIFE INSURANCE COMPANY (THE "COMPANY") IN ORDER TO VOTE
SHARES OF THE PORTFOLIOS OF AMERICAN SKANDIA TRUST HELD BY THE COMPANY'S SEPARATE ACCOUNT AT THE SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD AT ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484 ON APRIL 3, 2003 AT 10:00 A.M. EASTERN STANDARD
TIME.

You are entitled to direct the Company on the voting of shares  attributable to your interest in your variable insurance policy.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the proposals. If you do not respond, the Company will vote all shares attributable to your policy in proportion to the voting instructions actually received from policy owners.

Date:________________________________________

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Proxy Statement
is hereby acknowledged.

(Please sign in box)

Sign here exactly as name appear(s) on left.

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," ""Custodian," or other applicable designation.  If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner".

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

FOR       AGAINST    ABSTAIN

1.

To approve a new investment management agreement between the Trust on behalf of the Portfolio, American Skandia
Investment Services, Inc. and Prudential Investments LLC .

2.

Election of Trustees:

(01)  Saul K. Fenster
(02) Delayne Dedrick Gold
(03) W. Scott McDonald, Jr.
(04) Thomas T. Mooney
(05)  Louis A. Weil, III
(06) Robert F. Gunia
(07) John A. Pileski
(08) David R. Odenath, Jr.

FOR all
nominees
listed at left
(except
as marked to
the contrary)

WITHHOLD
AUTHORITY
to vote for all
nominees
listed.

(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number(s) of the Nominee(s) on the line provided below):

FOR    AGAINST    ABSTAIN

3. To approve a change to a fundamental investment restriction with respect to lending.

4. To approve a change to a fundamental investment restriction with respect to borrowing.

5. To approve a change to a fundamental investment restriction with respect to investment in a single issuer.

6. NOT APPLICABLE.

7. To approve the reclassification of certain fundamental investment restrictions from "fundamental" to
"non-fundamental".

AST2

PLEASE SIGN ON REVERSE SIDE

One Corporate Drive
PO Box 883
Shelton, CT  06484

2 EASY WAYS TO GIVE VOTING INSTRUCTIONS

1. On the Internet at www.americanskandia.com, look for LINK to "Proxyweb" and use the control number shown.

2. Sign, Date and Return this voting instruction card using the enclosed postage paid envelope, to Proxy Tabulator,
P.O. Box 91XX, Hingham, MA 02043.

***    CONTROL NUMBER:  999  999  999  999  99    ***

INSURANCE/ASSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

VOTING INSTRUCTIONS ARE BEING SOLICITED BY KEMPER INVESTORS LIFE INSURANCE COMPANY (THE "COMPANY") IN ORDER TO VOTESHARES
OF THE PORTFOLIOS OF AMERICAN SKANDIA TRUST HELD BY THE COMPANY'S SEPARATE ACCOUNT AT THE SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD AT ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484 ON APRIL 3, 2003 AT 10:00 A.M. EASTERN
STANDARD TIME.

You are entitled to direct the Company on the voting of shares  attributable to your interest in your variable insurance policy.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the proposals. If you do not respond, the Company will vote all shares attributable to your policy in proportion to the voting instructions actually received from policy owners.

Date:________________________________________

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Proxy Statement
is hereby acknowledged.

(Please sign in box)

Sign here exactly as name appear(s) on left.

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," ""Custodian," or other applicable designation.  If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner".

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

FOR         AGAINST    ABSTAIN

1. To approve a new investment management agreement between the Trust on behalf of the Portfolio, American Skandia
Investment Services, Inc. and Prudential Investments LLC .

2.Election of Trustees:

(01)  Saul K. Fenster
(02) Delayne Dedrick Gold
(03) W. Scott McDonald, Jr.
(04) Thomas T. Mooney
(05)  Louis A. Weil, III
(06) Robert F. Gunia
(07) John A. Pileski
(08) David R. Odenath, Jr.

FOR all
nominees
listed at left
(except
as marked to
the contrary)

WITHHOLD
AUTHORITY
to vote for all
nominees
listed.

(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number(s) of the Nominee(s) on the line provided below):

FOR      AGAINST    ABSTAIN

3.To approve a change to a fundamental investment restriction with respect to lending.

4.To approve a change to a fundamental investment restriction with respect to borrowing.

5. NOT APPLICABLE.

6. NOT APPLICABLE.

7. To approve the reclassification of certain fundamental investment restrictions from "fundamental" to
"non-fundamental".

AST3

PLEASE SIGN ON REVERSE SIDE

One Corporate Drive
PO Box 883
Shelton, CT  06484

2 EASY WAYS TO GIVE VOTING INSTRUCTIONS

1. On the Internet at www.americanskandia.com, look for LINK to "Proxyweb" and use the control number shown.

2. Sign, Date and Return this voting instruction card using the enclosed postage paid envelope, to Proxy Tabulator,
P.O. Box 91XX, Hingham, MA 02043.

***    CONTROL NUMBER:  999  999  999  999  99    ***

INSURANCE/ASSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

VOTING INSTRUCTIONS ARE BEING SOLICITED BY KEMPER INVESTORS LIFE INSURANCE COMPANY (THE "COMPANY") IN ORDER TO VOTESHARES
OF THE PORTFOLIOS OF AMERICAN SKANDIA TRUST HELD BY THE COMPANY'S SEPARATE ACCOUNT AT THE SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD AT ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484 ON APRIL 3, 2003 AT 10:00 A.M. EASTERN
STANDARD TIME.

You are entitled to direct the Company on the voting of shares  attributable to your interest in your variable insurance policy.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the proposals. If you do not respond, the Company will vote all shares attributable to your policy in proportion to the voting instructions actually received from policy owners.

Date:________________________________________

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Proxy Statement
is hereby acknowledged.

(Please sign in box)

Sign here exactly as name appear(s) on left.

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," ""Custodian," or other applicable designation.  If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner".

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

FOR    AGAINST    ABSTAIN

1. To approve a new investment management agreement between the Trust on behalf of the Portfolio,
American Skandia Investment Services, Inc. and Prudential Investments LLC .

2. Election of Trustees:

(01) Saul K. Fenster
(02) Delayne Dedrick Gold
(03) W. Scott McDonald, Jr.
(04) Thomas T. Mooney
(05) Louis A. Weil, III
(06) Robert F. Gunia
(07) John A. Pileski
(08) David R. Odenath, Jr.

FOR all
nominees
listed at left
(except
as marked to
the contrary)

WITHHOLD
AUTHORITY
to vote for all
nominees
listed.

(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number(s) of the Nominee(s) on the line provided below):

FOR      AGAINST    ABSTAIN

3.To approve a change to a fundamental investment restriction with respect to lending.

4.To approve a change to a fundamental investment restriction with respect to borrowing.

5. To approve a change to a fundamental investment restriction with respect to investment in a single issuer.

6. To approve a change to a fundamental investment restriction with respect to diversification.

7. NOT APPLICABLE.

AST4

PLEASE SIGN ON REVERSE SIDE

One Corporate Drive
PO Box 883
Shelton, CT  06484

2 EASY WAYS TO GIVE VOTING INSTRUCTIONS

1. On the Internet at www.americanskandia.com, look for LINK to "Proxyweb" and use the control number shown.

2. Sign, Date and Return this voting instruction card using the enclosed postage paid envelope, to Proxy Tabulator,
P.O. Box 91XX, Hingham, MA 02043.

***    CONTROL NUMBER:  999  999  999  999  99    ***

INSURANCE/ASSURANCE COMPANY NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

VOTING INSTRUCTIONS ARE BEING SOLICITED BY KEMPER INVESTORS LIFE INSURANCE COMPANY (THE "COMPANY") IN ORDER TO VOTESHARES
OF THE PORTFOLIOS OF AMERICAN SKANDIA TRUST HELD BY THE COMPANY'S SEPARATE ACCOUNT AT THE SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD AT ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484 ON APRIL 3, 2003 AT 10:00 A.M. EASTERN
STANDARD TIME.

You are entitled to direct the Company on the voting of shares  attributable to your interest in your variable insurance policy.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the proposals. If you do not respond, the Company will vote all shares attributable to your policy in proportion to the voting instructions actually received from policy owners.

Date:________________________________________

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Proxy Statement
is hereby acknowledged.

(Please sign in box)

Sign here exactly as name appear(s) on left.

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," ""Custodian," or other applicable designation.  If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner".

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

FOR     AGAINST    ABSTAIN

1. To approve a new investment management agreement between the Trust on behalf of the Portfolio,
American Skandia Investment Services, Inc. and Prudential Investments LLC .

2.

Election of Trustees:

(01)  Saul K. Fenster
(02) Delayne Dedrick Gold
(03) W. Scott McDonald, Jr.
(04) Thomas T. Mooney
(05)  Louis A. Weil, III
(06) Robert F. Gunia
(07) John A. Pileski
(08) David R. Odenath, Jr.

FOR all
nominees
listed at left
(except
as marked to
the contrary)

WITHHOLD
AUTHORITY
to vote for all
nominees
listed.

(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number(s) of the Nominee(s) on the line provided below):

FOR     AGAINST    ABSTAIN

3. To approve a change to a fundamental investment restriction with respect to lending.

4. To approve a change to a fundamental investment restriction with respect to borrowing.

5. NOT APPLICABLE.

6. To approve a change to a fundamental investment restriction with respect to diversification.

7. NOT APPLICABLE.

PLEASE SIGN ON REVERSE SIDE

AST5